       As filed with the Securities and Exchange Commission on April 30, 2001

                                       Securities Act Registration No. 333-22467
                                       Investment Company Act File No. 811-08073

                       ----------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                            -----------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 4

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 5

                       State Farm Variable Product Trust

               -------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


       Three State Farm Plaza,  Bloomington, Illinois         61791-0001

       -------------------------------------------------      ---------
       (Address of Principal Executive Offices)               (Zip Code)

      Registrant's Telephone Number, including Area Code    (309) 766-2029

                                             Alan Goldberg
                                             Bell Boyd & Lloyd LLC
Roger Joslin                                 Three First National Plaza
One State Farm Plaza                         70 West Madison St., Suite 3300
Bloomington, Illinois 61710-0001             Chicago, Illinois 60602

                  ------------------------------------------
                  (Names and addresses of agents for service)


                 ----------------------------------------------
                 Amending Parts A, B and C, and filing exhibits
                 ----------------------------------------------

               It is proposed that this filing will become effective:
                    [ ] immediately upon filing pursuant to rule 485(b)
                    [X] on May 1, 2001 pursuant to rule 485(b)
                    [ ] 60 days after filing pursuant to rule 485(a)(1)
                    [ ] on May 1, 1999 pursuant to rule 485(a)(1)
                    [ ] 75 days after filing pursuant to rule 485(a)(2)
                    [ ] on ___________ pursuant to rule 485(a)(2)

              -----------------------------------------------------------

                       STATE FARM VARIABLE PRODUCT TRUST

                               MONEY MARKET FUND
                          LARGE CAP EQUITY INDEX FUND
                          SMALL CAP EQUITY INDEX FUND
                        INTERNATIONAL EQUITY INDEX FUND
                                   BOND FUND
                          STOCK AND BOND BALANCED FUND

                             ---------------------

The Securities and Exchange Commission has not approved or disapproved the shares of the funds or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                            PROSPECTUS--MAY 1, 2001

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
INTRODUCTION................................................      3
        Money Market Fund...................................      4
        Equity Index Funds..................................      5
        Bond Fund...........................................     10
        Stock and Bond Balanced Fund........................     12
HOW THE FUNDS INVEST........................................     14
        Money Market Fund...................................     14
        Equity Index Funds..................................     15
        Bond Fund...........................................     17
        Stock and Bond Balanced Fund........................     17
MANAGING THE INVESTMENTS OF THE FUNDS.......................     19
TAXES.......................................................     21
FINANCIAL HIGHLIGHTS........................................     22

-------
     2

                                  INTRODUCTION
--------------------------------------------------------------------------------

    State Farm Variable Product Trust has six separate investment portfolios or "Funds." Shares of each Fund are offered exclusively in connection with variable annuity and variable life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions, and attendant risks. This prospectus describes each Fund--please read it and retain it for future reference.

    The Funds have different levels of short-term risk--the likely volatility of a Fund's total return and its potential for gain or loss over a relatively short time period. In the opinion of State Farm Investment Management Corp., the investment adviser to the Funds, the relative short-term risk of each of the Funds is shown on a spectrum like this:

                            [RISK GRAPHIC DEPICTION]

    While historical performance is no guarantee of future results, an historical observation has been made that lower short-term risk may lead to lower returns over long time periods. Accordingly, investors should consider their investment time horizon (the length of time that an investor expects to hold an investment) in deciding the amount of short-term risk that they are willing to tolerate. The longer the investors' time horizon is, the more short-term risk they may be willing to tolerate in seeking to achieve their investment goals.

ALL RISK IS NOT THE SAME.

    Different types of mutual funds (for example, stock funds versus bond funds) are subject to different types of risk. Each Fund, to varying degrees, is subject to several types of risk, including the following:

CREDIT RISK--The risk that the issuer of a security, or a party to a contract, will default or otherwise not honor a financial obligation.

INTEREST RATE RISK--The risk of a decline in market value of an interest bearing instrument due to changes in interest rates. For example, a rise in interest rates typically will cause the value of a fixed rate security to fall. On the other hand, a decrease in interest rates will cause the value of a fixed rate security to increase.

LIQUIDITY RISK--The risk that a security or other investment may be difficult or impossible to sell at the time the Fund would like to sell it for the value the Fund has placed on it.

MANAGEMENT RISK--The risk that a strategy used by a Fund's investment adviser may fail to produce the desired result. This risk is common to all mutual funds.

MARKET RISK--The risk that the market value of a security may increase or decrease, sometimes rapidly and unpredictably. This risk is common to all stocks and bonds and the mutual funds that invest in them.

VALUATION RISK--The risk that a Fund has valued certain securities at a higher price than it can sell them for. This risk is common where the security is from a relatively new issuer with little or no previous market history and a mutual fund's management is called upon to assign a value to the security.

    THE RISK SPECTRUM IS INTENDED TO BE USED FOR COMPARATIVE PURPOSES ONLY AND IS NOT AN INDICATOR OF FUTURE VOLATILITY OR PERFORMANCE.

                                                                         -------

                               MONEY MARKET FUND

INVESTMENT OBJECTIVE--The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

INVESTMENT ADVISER--State Farm Investment Management Corp. ("SFIM")

INVESTMENT STRATEGIES

HOW DOES THIS FUND PURSUE ITS INVESTMENT OBJECTIVE?

    Unlike most other mutual funds, the Money Market Fund seeks to maintain a stable net asset value of $1.00 per share. This Fund invests exclusively in short-term U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as the World Bank.

RISKS

WHAT ARE THE MAIN RISKS OF INVESTING IN THE MONEY MARKET FUND?

                            [RISK GRAPHIC DEPICTION]

    Given the types of securities that the Money Market Fund invests in, the level of risk associated with the Money Market Fund is lower than most other types of mutual funds. However, every investment involves some level of risk.

    As with any money market mutual fund, the yield paid by the Fund will vary with changes in interest rates. Also, there is a remote possibility that the Fund's share value could fall below $1.00, which could reduce the value of your account.

    AN INVESTMENT IN THE MONEY MARKET FUND IS NOT A DEPOSIT OF ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT BY MAINTAINING A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THE FUND MAY NOT SUCCEED AND YOU MAY STILL LOSE MONEY BY INVESTING IN THE FUND.

HOW HAS MONEY MARKET FUND PERFORMED?


    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund's total returns. The table shows the Fund's average annual total returns for the periods listed. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1999          4.77%
2000          5.99%
Total Return


The Fund's best and worst quarters during the periods in the bar chart were:



Best quarter: 1.54%,
    during the fourth quarter of 2000.


Worst quarter: 1.10%,
    during the first quarter of 1999.

-------
     4

    The following table shows the average annual total return on an investment in the Fund for the period from the Fund's inception* to 12/31/2000 and for the 1-year period ended 12/31/2000:



    * The Fund commenced operations on 1/29/98.



                                      MONEY MARKET FUND
                                      -----------------
From inception to 12/31/2000                5.32%
1 year                                      5.99%



    The 7-day yield on December 31, 2000 was 6.22% for the Money Market Fund.


INVESTOR PROFILE

WHO SHOULD CONSIDER INVESTING IN THE MONEY MARKET FUND?

    You May Want to Consider Investing in This Fund If You:

- require stability of principal

- are seeking an investment for the cash portion of an asset allocation program
- are looking for an investment with a lower degree of risk during uncertain economic times or periods of stock market volatility

- consider yourself a saver rather than an investor

- are participating in a dollar cost averaging program under your variable life insurance or annuity contract

    You May Not Want to Invest in This Fund If You:

- are seeking an investment that is likely to outpace inflation

- are investing for retirement or other longer term goals

- are investing for growth or maximum current income

                              EQUITY INDEX FUNDS--
                          LARGE CAP EQUITY INDEX FUND
                          SMALL CAP EQUITY INDEX FUND
                        INTERNATIONAL EQUITY INDEX FUND

    The Large Cap, Small Cap, and International Equity Index Funds are equity index Funds that invest mostly in stocks. By investing in a broad range of stocks within a specific index (a "benchmark index"), each of these Funds seeks to match the performance of its benchmark index, whether that index goes up or down.

WHAT IS AN EQUITY INDEX?

    An equity index is an unmanaged group of stocks used to measure and report changes in a particular market. An index may be comprised of many stocks and designed to be representative of the overall market, or made up of a smaller number of stocks and designed to reflect a particular industry or market sector. The composition of an index is determined by the criteria set by the index (i.e., market capitalization) rather than an investment strategy developed by an investment adviser like SFIM. An index is not a mutual fund and you cannot invest in an index. The composition and weighting of securities in an index can, and often does, change.

    AN INVESTMENT IN AN EQUITY INDEX FUND IS NOT A DEPOSIT IN ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

INVESTMENT OBJECTIVES

LARGE CAP EQUITY INDEX FUND--The Large Cap Equity Index Fund seeks to match the performance of the Standard & Poor's Composite Index of 500

                                                                         -------

Stocks-Registered Trademark-(1) by investing in the securities that make up the S&P 500. The S&P 500 tracks the common stock performance of 500 large U.S. companies in the manufacturing, utility, transportation and financial industries.



SMALL CAP EQUITY INDEX FUND--The Small Cap Equity Index Fund seeks to match the performance of the Russell 2000 Small Stock Index-Registered Trademark-(2). This Fund invests primarily in some of the stocks found in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.



INTERNATIONAL EQUITY INDEX FUND--The International Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australia, and Far East Free Index-Registered Trademark- (the "EAFE Free")(3). This Fund invests primarily in some of the stocks found in the EAFE Free. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies located in 15 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore.


    The providers of the benchmark indices calculate those indexes without taking the Funds into account, and do not sponsor or endorse the Funds in any way.

    INVESTMENT ADVISER--SFIM

    INVESTMENT SUB-ADVISER--Barclays Global Fund Advisors ("Barclays")

INVESTMENT STRATEGIES

HOW DO THE EQUITY INDEX FUNDS PURSUE THEIR RESPECTIVE INVESTMENT OBJECTIVES?

    Barclays does not manage the equity index Funds according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, Barclays utilizes a "passive" or indexing investment approach for each equity index Fund. As a passive manager, Barclays seeks to achieve investment performance that is similar to a benchmark index. Barclays selects stocks for the equity index Fund's portfolio so that the investment portfolio of each Fund is as similar as possible to that of its benchmark.

    Each equity index Fund attempts to remain as fully invested as practicable in a pool of stocks and other equity securities that comprise the applicable benchmark index in a manner that is expected to approximate the performance of the benchmark index. Under normal operating conditions, each equity index Fund seeks to invest at least 90% of its total assets in stocks that are represented in its benchmark index and will at all times invest a substantial portion of its total assets in such stocks.

------------------------------


(1) "Standard & Poor's-Registered Trademark-," "S&P-Registered Trademark-," "S&P 500-Registered Trademark-" "Standard & Poor's
     500-Registered Trademark-" and 500 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Trust. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For more information regarding the S&P 500 Index, see the Trust's Statement of Additional Information.



(2) The Russell 2000-Registered Trademark- Small Stock Index is a trademark/service mark, and Russell-TM- is a trademark, of the Frank Russell Company. The Fund is not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Fund. For more information regarding the Russell 2000 Index, see the Trust's Statement of Additional Information.



(3)  EAFE-Registered Trademark- Free is the exclusive property of Morgan
     Stanley & Co. Incorporated ("Morgan Stanley"). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust. The Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty regarding the advisability of investing in the Fund. For more information regarding the EAFE Free, see the Trust's Statement of Additional Information.


-------
     6

RISKS

WHAT ARE THE MAIN RISKS OF INVESTING IN AN EQUITY INDEX FUND?

                            [RISK GRAPHIC DEPICTION]

    Each equity index Fund has risks that are unique to the issuers of the securities in which it invests. The equity index Funds are subject to market risk and there is a risk that you will lose money by investing in these Funds. For a more detailed discussion of the risks associated with each equity index Fund and the portfolio securities of each equity index Fund, please refer to the section entitled "HOW THE FUNDS INVEST--EQUITY INDEX FUNDS" later in this prospectus.

- Each equity index Fund attempts to match the performance of its respective benchmark index, but there is no guarantee that any of the Funds will be able to do so.

- Because the Small Cap and International Equity Index Funds do not invest in every security in their benchmark index, the Small Cap and International Equity Index Funds will not track their benchmark indices with the same degree of accuracy as would an investment vehicle that invested in every component security of its benchmark index. To learn more about how the equity index Funds select the stocks in which they invest, please read the section entitled "HOW THE FUNDS INVEST--EQUITY INDEX FUNDS" later in this prospectus.

- The equity index Funds try to stay fully invested at all times. Even when stock prices are falling, the equity index Funds will stay fully invested and each Fund may decline more than the Fund's benchmark index.

ARE THERE ANY SPECIFIC RISKS ASSOCIATED WITH INVESTING IN SECURITIES OF SMALL CAPITALIZATION ISSUERS?

- Yes. Small capitalization companies may not have the financial strength to do well in difficult times, or may have limited product lines. The stocks of small issuers are often more volatile than the stocks of large companies.

DO ANY OF THE EQUITY INDEX FUNDS INVEST IN SECURITIES ISSUED BY FOREIGN
COMPANIES?

- Yes. The International Equity Index Fund invests all of its assets in foreign companies, and the Large Cap Equity Index Fund may make foreign investments. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates.

HOW HAS LARGE CAP EQUITY INDEX FUND PERFORMED?


    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund's total returns. The table compares the Fund's average annual total returns for the periods listed to a market index. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.


                                                                         -------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1999          20.36%
2000          -9.35%
Total Return


The Fund's best and worst quarters during the periods in the bar chart were:


Best quarter: 14.63%,
    during the fourth quarter of 1999.


Worst quarter: -7.88%,
    during the fourth quarter of 2000.



    The following table shows the average annual total return on an investment in the Fund compared to a market index for the period from the Fund's inception* to 12/31/2000 and for the 1-year period ended 12/31/2000:



    * The Fund commenced operations on 1/22/98.



                              LARGE CAP
                            EQUITY INDEX       S&P 500
                                FUND           INDEX*
                            -------------   -------------
From inception to
12/31/2000                         12.41%           12.79%
1 year                             -9.35%           -9.10%


------------------------

 * The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

   The S&P 500 Index represents an unmanaged group of stocks that differ from the composition of the Large Cap Equity Index Fund. Unlike an investment in the Large Cap Equity Index Fund, returns of the S&P 500 Index do not reflect expenses of investing.

HOW HAS SMALL CAP EQUITY INDEX FUND PERFORMED?


    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund's total returns. The table compares the Fund's average annual total returns for the periods listed to a market index. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1999          20.24%
2000          -3.39%
Total Return


The Fund's best and worst quarters during the periods in the bar chart were:


Best quarter: 18.37%,
    during the fourth quarter of 1999.


Worst quarter: -6.90%,
    during the fourth quarter of 2000.



    The following table shows the average annual total return on an investment in the Fund compared to a market index for the period from the Fund's inception* to 12/31/2000 and for the 1-year period ended 12/31/2000:



    * The Fund commenced operations on 1/29/98.



                            SMALL CAP
                          EQUITY INDEX       RUSSELL
                              FUND         2000 INDEX*
                          -------------   -------------
From inception to
12/31/2000                        4.57%            5.19%
1 year                           -3.39%           -3.02%


------------------------

 * The Russell 2000-Registered Trademark- Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000-Registered Trademark- Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Equity Index Fund, returns of the Russell 2000 Index do not reflect expenses of investing.

-------
     8

HOW HAS INTERNATIONAL EQUITY INDEX FUND PERFORMED?


    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund's total returns. The table compares the Fund's average annual total returns for the periods listed to a market index. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1999           26.21%
2000          -14.81%
Total Return


The Fund's best and worst quarters during the periods in the bar chart were:


Best quarter: 17.15%,
    during the fourth quarter of 1999.


Worst quarter: -7.86%,
    during the third quarter of 2000.



    The following table shows the average annual total return on an investment in the Fund compared to a market index for the period from the Fund's inception* to 12/31/2000 and for the 1-year period ended 12/31/2000:



    * The Fund commenced operations on 1/22/98.



                         INTERNATIONAL
                          EQUITY INDEX      EAFE FREE
                              FUND            INDEX*
                         --------------   --------------
From inception to
12/31/2000                        8.40%             8.74%
1 year                          -14.81%           -14.17%


------------------------


 * The Morgan Stanley Capital International Europe, Australia and Far East Free (EAFE-Registered Trademark- Free) index currently measures the performance of stock markets of 15 European countries, Australia, New Zealand, Hong Kong, Japan, and Singapore, and takes into account local market restrictions on share ownership by foreigners. EAFE-Registered Trademark- Free is meant to reflect actual opportunities for foreign investors in a local market. Unlike an investment in the International Equity Index Fund, returns of the EAFE Free Index do not reflect expenses of investing.


INVESTOR PROFILE

WHO SHOULD CONSIDER INVESTING IN AN EQUITY INDEX FUND?

    You May Want to Invest in An Equity Index Fund If You:

- can tolerate the price fluctuations and volatility that are inherent in investing in a broad based stock mutual fund

- want to invest in stocks, but with an indexing approach

- want to diversify your investments

- are seeking funds for the growth portion of an asset allocation program

- are investing for retirement or other goals that are many years in the future

    You May Not Want to Invest in An Equity Index Fund If You:

- are investing with a shorter investment time horizon in mind

- are seeking income rather than capital gains

- are uncomfortable with an investment whose value is likely to vary substantially

                                                                         -------

                                   BOND FUND

INVESTMENT OBJECTIVE--The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. This Fund invests primarily in good quality bonds issued by domestic companies.

INVESTMENT ADVISER--SFIM

INVESTMENT STRATEGIES

HOW DOES THIS FUND PURSUE ITS INVESTMENT OBJECTIVE?

    The Bond Fund emphasizes investment grade bonds and maintains an intermediate (typically, less than 6 years) average portfolio duration. Under normal circumstances, the Fund invests at least 80% of its assets in investment grade bonds or, if a bond has not been rated by a recognized rating organization, bonds determined to be of comparable quality by SFIM. A bond is investment grade if Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") have rated the bond in one of their respective four highest rating categories. The Fund may invest in the following instruments:

- Corporate debt securities: investment grade securities issued by domestic and foreign corporations and, to a limited extent (up to 20% of its assets), in lower rated securities.

- U.S. Government debt securities: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

- Foreign Government debt Securities: investment grade securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars.

- Asset Backed & Mortgage Backed Securities: investment grade securities backed by mortgages, consumer loans & other assets.

- Other issuer debt securities: the Fund may invest up to 20% of its assets in debt securities and preferred stocks that are convertible into common stocks as well as nonconvertible preferred stocks or securities.

RISKS

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

                            [RISK GRAPHIC DEPICTION]

    As with most income mutual funds, the Bond Fund is subject to interest rate risk and credit risk and you could lose money by investing in the Fund. Other factors also may affect the market price and yield of the Fund's securities, including investor demand, the average maturity of the Bond Fund's portfolio securities, and domestic and worldwide economic conditions. To the extent that the Fund invests in NON-INVESTMENT GRADE SECURITIES, the Fund is also subject to above-average credit, market and other risks.

    These risks, and the risks associated with other higher-risk securities and practices that the Fund may utilize, are described in more detail later in this prospectus.

    AN INVESTMENT IN THIS FUND IS NOT A DEPOSIT IN ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-------
     10

HOW HAS BOND FUND PERFORMED?


    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund's total return. The table compares the Fund's average annual total returns for the periods listed to a market index. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1999          -0.57%
2000           8.44%
Total Return


The Fund's best and worst quarters during the periods in the bar chart:



Best quarter: 2.72%,
    during the fourth quarter of 2000.


Worst quarter: -0.83%,
    during the second quarter of 1999.


    The following table shows the average annual total return on an investment in the Fund compared to a market index for the period from the Fund's inception* to 12/31/2000 and for the 1-year period ended 12/31/2000:



    * The Fund commenced operations on 1/22/98.



                                         LEHMAN
                                        BROTHERS
                                      GOVT/CREDIT
                             BOND     INTERMEDIATE
                             FUND        INDEX*
                           --------   ------------
From inception to
12/31/2000                   4.81%        5.91%
1 year                       8.44%       10.12%


------------------------


 * The Lehman Brothers Government/Credit Intermediate Index contains approximately 3,400 U.S. Government and corporate bonds maturing within one to ten years and an outstanding par value of at least $150 million.



    The Lehman Brothers Government/Credit Intermediate Index represents an unmanaged group of bonds that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, returns of the Lehman Brothers Government/Credit Intermediate Index do not reflect expenses of investing.


INVESTOR PROFILE

WHO SHOULD CONSIDER INVESTING IN THE BOND FUND?

    You May Want to Invest in This Fund If You:

- are seeking higher potential returns than money market funds and are willing to accept a moderate level of volatility

- want to diversify your investments

- are seeking an income mutual fund for an asset allocation program,

                                       or

- are retired or nearing retirement

    You May Not Want to Invest in This Fund If You:

- are investing for maximum return over a long time horizon

- require stability of your principal

                                                                         -------

                          STOCK AND BOND BALANCED FUND

INVESTMENT OBJECTIVE--The Stock and Bond Balanced Fund seeks long-term growth of capital, balanced with current income.

INVESTMENT ADVISER--SFIM

INVESTMENT STRATEGIES

HOW DOES THIS FUND PURSUE ITS INVESTMENT OBJECTIVE?

    The Stock and Bond Balanced Fund invests substantially all of its assets in shares of the Large Cap Equity Index Fund and the Bond Fund.

RISKS

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

                            [RISK GRAPHIC DEPICTION]

    As with any mutual fund that invests in stocks and bonds, the Fund is subject to MARKET, INTEREST RATE and CREDIT RISKS and there is a risk that you will lose money by investing in this Fund.

    Because the Stock and Bond Balanced Fund invests substantially all its assets in the Large Cap Equity Index Fund and the Bond Fund, the risks of investing in the Stock and Bond Balanced Fund are the same as the risks of investing in those underlying funds. Before you invest, please carefully read the section entitled "How the Funds Invest--Stock and Bond Balanced Fund" later in this prospectus.

    The Stock and Bond Balanced Fund is "non-diversified" because it invests almost entirely in shares of Large Cap Equity Index Fund and Bond Fund. A non-diversified mutual fund is generally more sensitive to changes in the value of individual investments than a fund that invests in securities from a large number of different issuers. However, both Large Cap Equity Index Fund and Bond Fund are diversified.

    AN INVESTMENT IN THIS FUND IS NOT A DEPOSIT OF ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS STOCK AND BOND BALANCED FUND PERFORMED?


    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund's total returns. The table compares the Fund's average annual total returns for the periods listed to market indices. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1999          11.88%
2000          -2.42%
Total Return

The Fund's best and worst quarters during the last year were:

Best quarter: 8.83%,
    during the fourth quarter of 1999.

Worst quarter: -3.62%,
    during the third quarter of 1999.

-------
     12

    The following table shows the average annual total return on an investment in the Fund compared to market indices for for the period from the Fund's inception* to 12/31/2000 and for the 1-year period ended 12/31/2000:



    * The Fund commenced operations on 1/29/98.



                                                         LEHMAN
                          BALANCED         S&P 500      INTERMED.
                            FUND           INDEX*        INDEX**
                        -------------   -------------   ---------
From inception to
12/31/2000                      7.99%          12.79%      5.96%
1 year                         -2.42%          -9.10%     10.12%


------------------------

 * The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.


** The Lehman Brothers Government/Credit Intermediate Index contains approximately 3,400 U.S. Government and corporate bonds maturing within one to ten years and an outstanding par value of at least $150 million.



    The S&P 500 Index and the Lehman Brothers Government/Credit Intermediate Index represent unmanaged groups of stocks and bonds that differ from the composition of the Stock and Bond Balanced Fund. Unlike an investment in the Stock and Bond Balanced Fund, returns in the indices do not reflect expenses of investing.


INVESTOR PROFILE

WHO SHOULD CONSIDER INVESTING IN THE STOCK AND BOND BALANCED FUND?

    You May Want to Invest in This Fund If You:

- are looking for a more conservative alternative to a growth-oriented fund

- want a well-diversified and relatively stable investment allocation

- need a core investment

- seek total return over the long term irrespective of its form (i.e., capital gains or ordinary income)

                                       or

- are retired or nearing retirement

    You May Not Want to Invest in This Fund If You:

- are investing for maximum return over a long time horizon

- require a high degree of stability of your principal

                                                                         -------

                              HOW THE FUNDS INVEST
--------------------------------------------------------------------------------

    Each Fund has its own investment objective. The following section describes the principal investment policies and techniques that each Fund uses in pursuing its investment objective. For more detailed information on the investment policies and techniques of each Fund, please refer to the Statement of Additional Information (SAI).

MONEY MARKET FUND

    WHAT IS A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO)? An NRSRO, such as Moody's or S&P, assigns ratings to securities based on its assessment of the creditworthiness of the issuers. The SAI has a detailed description of the various rating categories.

    WHAT TYPES OF SECURITIES DOES THE MONEY MARKET FUND INVEST IN? In selecting securities for the Money Market Fund, SFIM seeks highly liquid investments that present MINIMAL CREDIT RISK. The Money Market Fund primarily invests in high quality short-term money market instruments. At least 95% of the Fund's assets must be rated in the highest short-term category by at least two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO, if only one has issued a rating), and 100% of the Fund's assets must be invested in securities rated in the two highest rating categories.

    The Money Market Fund may invest in securities that are not rated by an NRSRO if SFIM determines that such securities are of comparable quality to, and present the same amount of risk as, similar securities that have received a rating from an NRSRO.

    Among the securities that the Money Market Fund may invest in are the following:

- Securities issued or guaranteed by the U.S. Government or its agencies, including Treasury Bills, notes, and securities issued by U.S. government agencies such as the Federal National Mortgage Association.

- Commercial paper issued or guaranteed by U.S. corporations and certain other entities that are rated in the two highest rating categories of a NRSRO.

- Repurchase agreements with certain parties.

- Certain obligations of large (more than $1 billion in total assets) U.S. banks and their subsidiaries (including, certain Canadian affiliates), including, but not limited to, bank notes, commercial paper, and certificates of deposit.

- Other short-term obligations issued by or guaranteed by U.S. corporations, state and municipal governments, or other entities.

    The Money Market Fund may also:

- Lend securities to financial institutions, enter into repurchase agreements and purchase securities on a when-issued or forward commitment basis.

- Invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of the Fund's assets may be invested in foreign money market securities unless such securities are backed by a U.S. parent financial institution.

- Invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial or consumer loans originated by credit unions.

    Given the types of securities that the Money Market Fund invests in, the level of risk associated with the Money Market Fund is lower than most other types of mutual funds. However every investment involves some kind of risk. To the extent that the Fund invests in certain securities (e.g., repurchase agreements, when-issued securities or foreign money market securities), the Fund may be affected by additional risks.

-------
     14

EQUITY INDEX FUNDS--
LARGE CAP EQUITY INDEX FUND
SMALL CAP EQUITY INDEX FUND
INTERNATIONAL EQUITY INDEX FUND

    IN WHAT TYPES OF SECURITIES DO THE EQUITY INDEX FUNDS INVEST? The Large Cap, Small Cap and International Equity Index Funds invest mostly in stocks, although each may also invest in stock index futures contracts and options on futures contracts. By investing in the broad range of stocks within its benchmark index, each equity index Fund avoids the risks of individual stock selection and, instead, tries to match the performance of its benchmark index, whether that index goes up or down.

    Each equity index Fund attempts to remain as fully invested as practicable in the stocks that are represented in its benchmark index. Under normal operating conditions, each equity index Fund seeks to invest at least 90% of its total assets in stocks that are represented in its benchmark index.

    Barclays does not manage the equity index Funds according to traditional methods of "active" investment management, which involve the buying and selling of securities based on economic, financial and market analysis and investment judgment. Instead, Barclays utilizes a "passive" or indexing investment approach for each equity index Fund, attempting to approximate the investment performance of the appropriate benchmark index. Barclays selects stocks for an equity index Fund's portfolio so that the overall investment characteristics of each Fund's investment portfolio (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures are similar to those of the benchmark index.

    WHAT OTHER TYPES OF INVESTMENTS DO THE EQUITY INDEX FUNDS MAKE?

- An equity index Fund may invest any assets not invested in stocks that are represented in its benchmark index in:

    - the same type of short-term high quality debt securities in which the Money Market Fund invests (described above);

    - other equity securities that are similar to the stocks making up its benchmark index or that are awaiting disposition after a change in composition of the benchmark index or a rebalancing of the portfolio;

    - stock index futures contracts, options on such futures contracts; and/or

    - cash.

    An equity index Fund may invest in such financial instruments to find a short-term investment for uninvested cash balances or to provide liquid assets for anticipated redemptions by shareholders.

    The International Equity Index Fund may also buy and sell foreign currencies (either for current or future delivery) to facilitate settlements in local markets, in connection with stock index futures positions, and to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes or to avoid the effects of anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar.

    DO THE EQUITY INDEX FUNDS HOLD EVERY STOCK IN THEIR INDICES?

- The Large Cap Equity Index Fund invests in the securities that make up the S&P 500.


- The Small Cap and International Equity Index Funds generally do not hold all of the issues that comprise their respective benchmark indices, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, both the Small Cap Equity Index Fund and the International Equity Index Fund attempt to hold a representative sample of the securities in the appropriate benchmark index, which will be selected by Barclays utilizing certain sampling and modeling techniques. These sampling and modeling techniques may not be successful. As a result of these sampling and modeling techniques, the Funds may not have the identical capitalization, industry and fundamental characteristics as their benchmarks. Please refer to


                                                                         -------
  the SAI for a more detailed discussion of the techniques that Barclays employs in selecting the portfolio securities of the Small Cap Equity Index Fund and International Equity Index Fund.


- From time to time, the portfolio composition of the equity index Funds may be altered (or "rebalanced") to reflect changes in the characteristics of its benchmark index or, for the Small Cap Equity Index Fund and International Equity Index Fund, with a view to bringing the performance and characteristics of each Fund more closely in line with that of its benchmark index.

    WILL THE PERFORMANCE OF THE EQUITY INDEX FUNDS ALWAYS EQUAL THE PERFORMANCE OF THEIR BENCHMARK INDEX? No. Barclays attempts to track the performance of each index Fund's benchmark index, but there is no assurance that Barclays will be successful. The degree to which an equity index Fund fails to track the performance of its benchmark index is referred to as the "tracking error." Barclays expects that, over time, the tracking error of an equity index Fund will be less than 5%. Barclays monitors the tracking error of each equity index Fund on an ongoing basis and seeks to minimize tracking error to the extent possible. There can be no assurance that any equity index Fund will achieve any particular level of tracking error. For an explanation of "expected tracking error" and more information on this subject, see the SAI.

    Another reason why the performance of the equity index Funds may not always equal the performance of their benchmark index is because the performance of the benchmark indices does not take into account management fees or the other expenses that the Funds incur.

    WHAT ARE THE RISKS OF INVESTING IN SECURITIES OF SMALL CAPITALIZATION ISSUERS? The Small Cap Equity Index Fund and International Equity Index Fund invest in securities issued by small capitalization companies. Investing in smaller companies involves a higher level of risk than investing in larger, more established companies. Small capitalization companies often do not have the financial strength needed to do well in difficult economic times. Also, they often sell limited numbers of products, which can make it harder for them to compete with larger companies. As a result, their stock prices may fluctuate more over the short-term, but they have more potential to grow. Thus, the common stock of certain small capitalization companies may offer greater potential for appreciation when compared to larger, more established companies.

    WHAT ARE THE RISKS OF INVESTING IN FOREIGN SECURITIES? The International Equity Index Fund may invest all its assets in foreign securities and the Large Cap Equity Index Fund may invest in some foreign securities. Investing in the securities of companies organized outside the United States or of companies whose securities are principally traded outside the United States ("foreign issuers") or in securities denominated or quoted in foreign currency ("non-dollar securities") typically involves the following risks:

- fluctuations in currency exchange rates;

- higher trading and custody charges compared to securities of U.S. companies;

- different accounting and reporting practices than U.S. companies, or laws permitting issuers to limit the information they give investors, often making it more difficult to evaluate financial information from foreign issuers;

- less stringent securities regulation;

- potential political or economic instability; and

- less established securities markets, which may not have developed the sort of institutional controls that are present in domestic markets.

    WHEN AND WHY ARE FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
USED? Each equity index Fund may purchase stock index futures contracts on its benchmark index or a comparable stock index to simulate investment in its benchmark index. This may be done to rapidly gain exposure to the securities comprising its benchmark index in

-------
     16
anticipation of purchasing such securities over time, to reduce transaction costs, or to gain exposure to such securities at a lower cost than by making direct investments in the stock market. If an equity index Fund cannot sell a futures contract that it holds, it may write call and buy put options on the contract to effectively close out or offset the contract. The equity index Funds will not use futures contracts or options on futures contracts for speculation.

BOND FUND

    WHAT TYPES OF SECURITIES DOES THE BOND FUND INVEST IN? The Bond Fund invests primarily in investment grade bonds and in the same types of U.S. Government securities as the Money Market Fund. Under normal circumstances, at least 80% of the Fund's total assets will be invested in investment grade bonds or unrated debt securities that SFIM determines to be of equivalent quality.

    In selecting bonds for the Bond Fund, SFIM seeks to maximize current income while minimizing risk and volatility through prudent investment management. Accordingly, the Bond Fund seeks to limit its exposure to very risky or speculative investments by investing primarily in investment grade bonds that offer the potential for attractive returns.

    The Bond Fund generally seeks to maintain a dollar weighted average portfolio duration of less than six years. Duration represents the weighted average maturity of expected cash flows on a debt obligation, discounted to present value. The longer the duration of a debt obligation, the more sensitive its value is to changes in interest rates.

    The Bond Fund may also invest up to 20% of its assets in the following securities:

- Non-investment grade debt securities or comparable unrated debt securities. Non-investment grade bonds are rated lower than BBB by S&P or lower than Baa by Moody's and are often referred to as "junk bonds." Junk bonds are considered by those rating agencies to have varying degrees of speculative characteristics. Consequently, although they can be expected to provide higher yields, such securities may be subject to greater market value fluctuations and greater risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities.

- Convertible debt securities, convertible preferred stocks and nonconvertible preferred stocks. To the extent that the Bond Fund invests in such securities, the Bond Fund's investment portfolio will be subject to relatively greater risk of loss of income and principal.

    When appropriate, in SFIM's opinion, based upon prevailing market or economic conditions, the Bond Fund for temporary defensive purposes may invest up to 100% of its total assets in other types of securities, including securities in which the Money Market Fund may invest, or it may retain funds in cash. During any such period, the Bond Fund would not be invested in a way designed to meet its objective.

STOCK AND BOND BALANCED FUND

    HOW DOES THE STOCK AND BOND BALANCED FUND INVEST ITS ASSETS? The Stock and Bond Balanced Fund invests in shares of the Large Cap Equity Index Fund and the Bond Fund. Generally, the Stock and Bond Balanced Fund attempts to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. The Stock and Bond Balanced Fund never invests more than 75% of its net assets in either underlying Fund. Though the Stock and Bond Balanced Fund is not an asset allocation or market timing mutual fund, it does, from time to time, adjust the amount of its assets invested in each underlying Fund as economic, market and financial conditions warrant. Please refer to the descriptions of the investments of the Large Cap Equity Index Fund and the Bond Fund, above, for a discussion of the portfolio securities of these Funds and the risks associated with each. Please refer to MANAGING THE INVESTMENTS OF THE FUNDS--COMPENSATING SFIM FOR ITS SERVICES for

                                                                         -------
more information on the fees SFIM will receive for managing these underlying Funds.

    WHAT OTHER TYPES OF SECURITIES DOES THE STOCK AND BOND BALANCED FUND INVEST IN? The Stock and Bond Balanced Fund may hold a portion of its assets in U.S. Government securities, short-term paper, or may invest in the Money Market Fund or another investment company to provide flexibility in meeting redemptions, expenses, and the timing of new investments, and serve as a short-term defense during periods of unusual volatility. For temporary defensive purposes, the Stock and Bond Balanced Fund may invest without limitation in such securities. During periods when the Stock and Bond Balanced Fund has taken a temporary defensive position, the Fund will not be invested in accordance with its objective.

THE FUNDS AND BORROWING

    From time to time, each Fund may borrow money in amounts up to 33 1/3% of its total assets (including the amount borrowed). Each Fund may also borrow up to an additional 5% of its total assets (including the amount borrowed), but only for temporary purposes (for example, to facilitate distributions to shareholders or to meet redemption requests).

-------
     18

                     MANAGING THE INVESTMENTS OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


    State Farm Investment Management Corp. serves as the investment adviser to each Fund. Subject to the supervision of the Board of Trustees of the Trust, SFIM is responsible for overseeing the day to day operations and business affairs of the Trust. SFIM's principal office is located at Three State Farm Plaza, Bloomington, Illinois 61791-0001. SFIM is wholly-owned by State Farm Mutual Automobile Insurance Company.



    Since its inception in 1967, SFIM has acted as investment adviser, transfer agent and dividend disbursing agent for the State Farm mutual funds complex. SFIM also provides all executive, administrative, clerical and other personnel necessary to operate the Trust and pays the salaries and other costs of employing all these persons. SFIM furnishes the Trust with office space, facilities, and equipment and pays the day-to-day expenses related to the operating and maintenance of such office space, facilities and equipment.


EXPENSES OF THE FUNDS

    The Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by SFIM as described above.

COMPENSATING SFIM FOR ITS SERVICES

    The Trust pays SFIM an investment advisory fee based upon average daily net assets. The fee is accrued daily and paid to SFIM quarterly at the following annual rates for each of the Funds:


                                                               RATE OF
                  FUND                                       ADVISORY FEE
                  ----                                       ------------
Money Market Fund                                 0.40% of average daily net assets

Large Cap Equity Index Fund                       0.26% of average daily net assets
Small Cap Equity Index Fund                       0.40% of average daily net assets

International Equity Index Fund                   0.55% of average daily net assets

Bond Fund                                         0.50% of average daily net assets

Stock and Bond Balanced Fund(4)                                  None


------------------------------


(4) SFIM has agreed not to be paid an investment advisory and management services fee for performing its services for the Stock and Bond Balanced Fund and has agreed to reimburse the Stock and Bond Balanced Fund for any other expenses incurred. (This expense limitation arrangement is voluntary and may be eliminated by SFIM at any time.) However, SFIM will receive investment advisory fees from managing the underlying Funds in which the Stock and Bond Balanced Fund invests.


    For each of the Funds other than the Stock and Bond Balanced Fund and the International Equity Index Fund, SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory fee, that exceed 0.10% of such Fund's average daily net assets. For the International Equity Index Fund, SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory fee, that exceed 0.20% of the Fund's average daily net assets. These expense limitation arrangements are voluntary and may be eliminated by SFIM at any time.

    The Bond and the Stock and Bond Balanced Funds are each managed by a team of SFIM employees (each, an "Advisory Team"). The investment decisions for both the Bond Fund and the Stock and Bond Balanced Fund are made, subject to the oversight of the Board of Trustees of the Trust, by the Advisory Team for each Fund.

INVESTMENT SUB-ADVISER


    SFIM has engaged Barclays as the investment sub-adviser to provide day-to-day portfolio


                                                                         -------
management for the Large Cap, Small Cap, and International Equity Index Funds. Barclays and its predecessors have been managing index mutual funds since 1976. Barclays is an indirect subsidiary of Barclays Bank PLC and is located at 45 Fremont Street, San Francisco, California 94105. As of November 30, 2000, Barclays and its affiliates provided investment advisory services for approximately $784 billion of assets. For more information regarding Barclays, including a discussion regarding the compensation that Barclays receives from SFIM, please read the section entitled "INVESTMENT ADVISORY AGREEMENTS--BETWEEN SFIM AND BGFA" in the SAI.


CALCULATING NET ASSET VALUE

    The offering price of the shares of each Fund is its Net Asset Value (NAV). NAV is calculated by adding all of the assets of a Fund, subtracting the Fund's liabilities, then dividing by the number of outstanding shares. A separate NAV is calculated for each Fund.

    The NAV for each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently at 4:00 PM, E.S.T.) on each day when the NYSE is open for business. Shares will not be priced on days when the NYSE is closed.

    As a general rule, the portfolio securities of each Fund that are traded on a national exchange are valued at their last sale price on that exchange prior to the time when the NAV is calculated. In the absence of any exchange sales on that day and for unlisted equity securities, such securities are valued at the last sale price on the Nasdaq (National Association of Securities Dealers Automated Quotations) National Market. In the absence of any National Market sales on that day or in the case of debt securities, such securities are valued at the last reported bid price.

    If the market quotations described above are not available, portfolio securities, other than short-term debt securities, may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. The effect of this will be that NAV will not be based on the last quoted price on the security, but on a price which the Board of Trustees or its delegate believes reflects the current and true price of the security.

    Debt instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) and all of the assets of the Money Market Fund are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the Trustees believe the amortized cost method of valuation does not fairly reflect the fair value of any security, fair value will be determined in good faith by or under the direction of the Board of Trustees of the Trust as in the case of securities having a maturity of more than 60 days.

    The foreign securities held by the Large Cap Equity Index Fund and International Equity Index Fund are traded on securities exchanges throughout the world. Trading on these foreign securities exchanges is completed at various times throughout the day and often does not coincide with the close of trading on the NYSE. The value of the foreign securities used in computing the NAV for a Fund holding such securities is determined as of the earlier of the time the exchange on which the securities are traded closes or as of the close of trading on the NYSE. As a result, it is possible that events affecting the value of such securities may occur that are not reflected in the computation of the Fund's NAV. When events occur that materially affect the value of foreign securities held by a Fund, the securities may be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

    Foreign securities exchanges may also be open on days when the Funds do not compute their NAV. Accordingly, there may be occasions when the Large

-------
     20

Cap or International Equity Index Fund does not calculate its NAV but when the value of such Fund's portfolio securities is affected by such trading activity.

TAXES

    For federal income tax purposes, each Fund will be treated as a separate entity. Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code. By so qualifying, a Fund will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to the shareholders. Further, each Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

    The shareholders of the Funds are the separate accounts of participating insurance companies. Under current law, owners of variable life insurance and annuity contracts which have invested in a Fund are not subject to federal income tax on Fund distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts. For information concerning the federal tax consequences to the purchasers of the variable annuity contracts and variable life insurance policies, see the accompanying prospectus for such contract or policy.

    For more information about the tax status of the Funds, see "Taxes" in the SAI.

                                                                         -------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the December 31, 2000 annual report. The annual report may be obtained from SFIM upon request without charge.


    (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD):

         STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND


                                                                 YEAR ENDED
                                                                DECEMBER 31,         FROM INCEPTION DATE OF
                                                           -----------------------    JANUARY 22, 1998 TO
                                                             2000           1999       DECEMBER 31, 1998
                                                           --------       --------   ----------------------
Net asset value, beginning of period                        $15.07         $12.80            $10.00

INCOME FROM INVESTMENT OPERATIONS

  Net investment income                                       0.13           0.20              0.12

  Net gain (loss) on investments (both realized and
    unrealized)                                              (1.54)          2.40              2.80
                                                            ------         ------            ------

    Total from investment operations                         (1.41)          2.60              2.92
                                                            ------         ------            ------

LESS DISTRIBUTIONS

  Net investment income                                      (0.13)         (0.20)            (0.12)

  Net realized gain                                          (0.17)         (0.13)               --
                                                            ------         ------            ------

    Total distributions                                      (0.30)         (0.33)            (0.12)
                                                            ------         ------            ------

Net asset value, end of period                              $13.36         $15.07            $12.80
                                                            ======         ======            ======

TOTAL RETURN                                                 (9.35)%        20.36%            29.26%(a)

RATIOS/SUPPLEMENTAL DATA

  Net assets, end of period (millions)                      $320.7         $225.6            $ 53.3

  Ratio of expenses to average net assets                     0.31%          0.34%             0.32%(b)

  Ratio of net investment income to average net assets        1.08%          1.25%             1.55%(b)

  Portfolio turnover rate                                        6%             4%                7%


------------------------


    (a)  Not annualized.



    (b)  Determined on an annualized basis.


-------
     22

    (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD):

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND


                                                                 YEAR ENDED
                                                                DECEMBER 31,         FROM INCEPTION DATE OF
                                                           -----------------------    JANUARY 29, 1998 TO
                                                             2000           1999       DECEMBER 31, 1998
                                                           --------       --------   ----------------------
Net asset value, beginning of period                        $10.90         $ 9.54            $10.00

INCOME FROM INVESTMENT OPERATIONS

  Net investment income                                       0.09           0.41              0.27

  Net gain (loss) on investments (both realized and
    unrealized)                                              (0.43)          1.51             (0.46)
                                                            ------         ------            ------

    Total from investment operations                         (0.34)          1.92             (0.19)
                                                            ------         ------            ------

LESS DISTRIBUTIONS

  Net investment income                                      (0.09)         (0.41)            (0.09)

  Net realized gain                                          (1.11)         (0.15)            (0.18)
                                                            ------         ------            ------

    Total distributions                                      (1.20)         (0.56)            (0.27)
                                                            ------         ------            ------

Net asset value, end of period                              $ 9.36         $10.90            $ 9.54
                                                            ======         ======            ======

TOTAL RETURN                                                 (3.39)%        20.24%            (1.89)%(a)

RATIOS/SUPPLEMENTAL DATA

  Net assets, end of period (millions)                      $134.6         $ 95.4            $ 41.6

  Ratio of expenses to average net assets                     0.50%          0.50%             0.50%(b)

  Ratio of expenses to average net assets, absent of
    expense limitation                                        0.52%          0.62%             0.55%(b)

  Ratio of net investment income to average net assets        0.92%          1.11%             1.11%(b)

  Portfolio turnover rate                                       46%            46%               38%


------------------------


    (a)  Not annualized.



    (a)  Determined on an annualized basis.


                                                                         -------

    (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD):

       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND


                                                             YEAR ENDED DECEMBER
                                                                     31,             FROM INCEPTION DATE OF
                                                           -----------------------    JANUARY 22, 1998 TO
                                                             2000           1999       DECEMBER 31, 1998
                                                           --------       --------   ----------------------
Net asset value, beginning of period                       $ 14.54         $11.63            $10.00

INCOME FROM INVESTMENT OPERATIONS

  Net investment income                                       0.10(a)        0.13              0.13

  Net gain (loss) on investments (both realized and
    unrealized)                                              (2.25)          2.92              1.65
                                                           -------         ------            ------

    Total from investment operations                         (2.15)          3.05              1.78
                                                           -------         ------            ------

LESS DISTRIBUTIONS

  Net investment income                                      (0.10)         (0.12)            (0.15)

  Net realized gain                                          (0.19)         (0.02)               --
                                                           -------         ------            ------

    Total distributions                                      (0.29)         (0.14)            (0.15)
                                                           -------         ------            ------

Net asset value, end of period                             $ 12.10         $14.54            $11.63
                                                           =======         ======            ======

TOTAL RETURN                                                (14.81)%        26.21%            17.90%(b)

RATIOS/SUPPLEMENTAL DATA

  Net assets, end of period (millions)                     $ 181.8         $152.7            $ 76.7

  Ratio of expenses to average net assets                     0.75%          0.75%             0.75%(c)

  Ratio of expenses to average net assets, absent of
    expense limitation                                        0.88%          0.94%             0.93%(c)

  Ratio of net investment income to average net assets        0.78%          1.02%             1.27%(c)

  Portfolio turnover rate                                        6%            12%                6%


------------------------


    (a)  Based on monthly average shares outstanding during the period.



    (b)  Not annualized.



    (c)  Determined on an annualized basis.


-------
     24

    (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD):

         STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND


                                                                 YEAR ENDED
                                                                DECEMBER 31,         FROM INCEPTION DATE OF
                                                           -----------------------    JANUARY 29, 1998 TO
                                                             2000           1999       DECEMBER 31, 1998
                                                           --------       --------   ----------------------
Net asset value, beginning of period                        $12.75         $11.41            $10.00

INCOME FROM INVESTMENT OPERATIONS

  Net investment income                                       0.24           0.25              0.14

  Net gain (loss) on investments (both realized and
    unrealized)                                              (0.55)          1.11              1.32
                                                            ------         ------            ------

    Total from investment operations                         (0.31)          1.36              1.46
                                                            ------         ------            ------

LESS DISTRIBUTIONS

  Net investment income                                      (0.22)         (0.02)            (0.05)
                                                            ------         ------            ------

    Total distributions                                      (0.22)         (0.02)            (0.05)
                                                            ------         ------            ------

Net asset value, end of period                              $12.22         $12.75            $11.41
                                                            ======         ======            ======

TOTAL RETURN                                                 (2.42)%        11.88%            14.66%(a)

RATIOS/SUPPLEMENTAL DATA

  Net assets, end of period (millions)                      $ 53.6         $ 38.2            $  5.6

  Ratio of expenses to average net assets                     0.00%          0.00%             0.00%(b)

  Ratio of expenses to average net assets, absent of
    expense limitation                                        0.07%          0.14%             1.01%(b)

  Ratio of net investment income to average net assets        3.15%          4.50%             3.43%(b)

  Portfolio turnover rate                                        6%             2%               18%


------------------------


    (a)  Not annualized.



    (b)  Determined on an annualized basis.


                                                                         -------

    (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD):

                  STATE FARM VARIABLE PRODUCT TRUST BOND FUND


                                                                 YEAR ENDED
                                                                DECEMBER 31,         FROM INCEPTION DATE OF
                                                           -----------------------    JANUARY 22, 1998 TO
                                                             2000           1999       DECEMBER 31, 1998
                                                           --------       --------   ----------------------
Net asset value, beginning of period                        $ 9.57         $10.15            $10.00

INCOME FROM INVESTMENT OPERATIONS

  Net investment income                                       0.57           0.52              0.49

  Net gain (loss) on investments (both realized and
    unrealized)                                               0.22          (0.58)             0.15
                                                            ------         ------            ------

    Total from investment operations                          0.79          (0.06)             0.64

LESS DISTRIBUTIONS

  Net investment income                                      (0.57)         (0.52)            (0.49)
                                                            ------         ------            ------

    Total distributions                                      (0.57)         (0.52)            (0.49)
                                                            ------         ------            ------

Net asset value, end of period                              $ 9.79         $ 9.57            $10.15
                                                            ======         ======            ======

TOTAL RETURN                                                  8.44%         (0.57)%            6.49%(a)

RATIOS/SUPPLEMENTAL DATA

  Net assets, end of period (millions)                      $ 95.7         $ 70.9            $ 24.7

  Ratio of expenses to average net assets                     0.57%          0.60%             0.57%(b)

  Ratio of expenses to average net assets, absent of
    expense limitation                                        0.57%          0.62%             0.57%(b)

  Ratio of net investment income to average net assets        5.92%          5.38%             5.14%(b)

  Portfolio turnover rate                                        3%             7%               26%


------------------------


    (a)  Not annualized.



    (b)  Determined on an annualized basis.


-------
     26

    (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD):

              STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND


                                                                  YEAR ENDED
                                                                 DECEMBER 31,         FROM INCEPTION DATE OF
                                                            -----------------------    JANUARY 29, 1998 TO
                                                              2000           1999       DECEMBER 31, 1998
                                                            --------       --------   ----------------------
Net asset value, beginning of period                         $ 1.00         $ 1.00            $ 1.00

INCOME FROM INVESTMENT OPERATIONS

  Net investment income                                        0.06           0.05              0.05
                                                             ------         ------            ------

    Total from investment operations                           0.06           0.05              0.05
                                                             ------         ------            ------

LESS DISTRIBUTIONS

  Net investment income                                       (0.06)         (0.05)            (0.05)
                                                             ------         ------            ------

    Total distributions                                       (0.06)         (0.05)            (0.05)
                                                             ------         ------            ------

Net asset value, end of period                               $ 1.00         $ 1.00            $ 1.00
                                                             ======         ======            ======

TOTAL RETURN                                                   5.99%          4.77%             4.76%(a)

RATIOS/SUPPLEMENTAL DATA

  Net assets, end of period (millions)                       $ 45.0         $ 38.7            $ 18.7

  Ratio of expenses to average net assets                      0.49%          0.50%             0.43%(b)

  Ratio of expenses to average net assets, absent of
    expense limitation                                         0.49%          0.53%             0.52%(b)

  Ratio of net investment income to average net assets         5.88%          4.75%             5.04%(b)


------------------------


    (a)  Not annualized.



    (b)  Determined on an annualized basis.


                                                                         -------

                     ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

    For investors who would like more information about the Funds and the Trust, the following documents are available free upon request.

    STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains additional information about all aspects of the Funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

    ANNUAL AND SEMI-ANNUAL REPORTS. The Funds' annual and semi-annual reports provide additional information about the Funds' investments and performance. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year.


       TO OBTAIN THE SAI OR THE MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT FOR THE FUNDS, WITHOUT CHARGE, YOU MAY WRITE TO STATE FARM
       INVESTMENT MANAGEMENT CORP. AT THREE STATE FARM PLAZA,
       BLOOMINGTON, IL 61791-0001 OR CALL US AT 309-766-2029 OR
       800-447-0740.


    Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at http://www.sec.gov. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Copies of this information may be obtained, after paying a duplicating fee, by sending your request to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by electronic mail request at the following e-mail address: publicinfo@sec.gov.

                                                                       811-08073

-------
     28

                          STATE FARM VARIABLE PRODUCT TRUST
                               Three State Farm Plaza
                          Bloomington, Illinois 61791-0001
                                   (309) 766-2029


                        STATEMENT OF ADDITIONAL INFORMATION


                                    May 1, 2001


This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon matters discussed in the Prospectus and should, therefore, be read in conjunction with the Prospectus. To obtain a copy of a Prospectus with the same date as this Statement of Additional Information, contact State Farm Investment Management Corp., Three State Farm Plaza, Bloomington, Illinois 61791-0001, (309) 766-2029.


                                  MONEY MARKET FUND
                             LARGE CAP EQUITY INDEX FUND
                             SMALL CAP EQUITY INDEX FUND
                           INTERNATIONAL EQUITY INDEX FUND
                                      BOND FUND
                             STOCK AND BOND BALANCED FUND

                                  TABLE OF CONTENTS

ABOUT THE TRUST. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
ABOUT THE INVESTMENTS OF THE FUNDS . . . . . . . . . . . . . . . . . . . .1
     INVESTMENT OBJECTIVES . . . . . . . . . . . . . . . . . . . . . . . .1
     INVESTMENT TECHNIQUES . . . . . . . . . . . . . . . . . . . . . . . .1
          The Money Market Fund. . . . . . . . . . . . . . . . . . . . . .1
          When-issued And Delayed Delivery Securities. . . . . . . . . . .2
          Loans Of Portfolio Securities. . . . . . . . . . . . . . . . . .2
          Debt Securities. . . . . . . . . . . . . . . . . . . . . . . . .2
          Convertible Securities . . . . . . . . . . . . . . . . . . . . .3
          Warrants . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
          Letters of Credit. . . . . . . . . . . . . . . . . . . . . . . .4
          U.S. Government Securities . . . . . . . . . . . . . . . . . . .4
          Foreign Investments. . . . . . . . . . . . . . . . . . . . . . .4
          Financial Futures Contracts. . . . . . . . . . . . . . . . . . .6
          Options On Stock Index Futures Contracts . . . . . . . . . . . .7
          Certain Additional Risks Of Futures Contracts and Options
          On Futures Contracts . . . . . . . . . . . . . . . . . . . . . .7
     INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . .9
          FUNDAMENTAL RESTRICTIONS . . . . . . . . . . . . . . . . . . . .9
          NON-FUNDAMENTAL RESTRICTIONS . . . . . . . . . . . . . . . . . 10
          INDUSTRY CONCENTRATIONS. . . . . . . . . . . . . . . . . . . . 11
     SELECTION OF INVESTMENTS FOR THE EQUITY INDEX FUNDS . . . . . . . . 12
     TRACKING ERROR. . . . . . . . . . . . . . . . . . . . . . . . . . . 13
     RELATIONSHIP WITH THE INDEX PROVIDERS . . . . . . . . . . . . . . . 13
MANAGEMENT OF THE TRUST. . . . . . . . . . . . . . . . . . . . . . . . . 15
     BOARD OF TRUSTEES . . . . . . . . . . . . . . . . . . . . . . . . . 15
     TRUSTEES AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . 16
     INVESTMENT ADVISORY AGREEMENTS. . . . . . . . . . . . . . . . . . . 21
          Between The Trust And SFIM . . . . . . . . . . . . . . . . . . 21
          Between SFIM And BGFA. . . . . . . . . . . . . . . . . . . . . 24
     SECURITIES ACTIVITIES OF THE INVESTMENT ADVISERS. . . . . . . . . . 25
PORTFOLIO TRANSACTIONS AND BROKERAGE . . . . . . . . . . . . . . . . . . 26
     PORTFOLIO TURNOVER. . . . . . . . . . . . . . . . . . . . . . . . . 27
DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . 27
PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . 29
TAXES      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
     General Tax Information . . . . . . . . . . . . . . . . . . . . . . 32
     Taxation of Foreign Investments . . . . . . . . . . . . . . . . . . 33
     Additional Tax Considerations . . . . . . . . . . . . . . . . . . . 33
OFFERING AND PURCHASE OF SHARES. . . . . . . . . . . . . . . . . . . . . 34
REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . 35
DIVIDENDS AND DISTRIBUTIONS. . . . . . . . . . . . . . . . . . . . . . . 35
ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . 35
     SERVICE PROVIDERS . . . . . . . . . . . . . . . . . . . . . . . . . 35
          Principal Underwriter. . . . . . . . . . . . . . . . . . . . . 35
          Custodians . . . . . . . . . . . . . . . . . . . . . . . . . . 36


                                         -i-



     CODE OF ETHICS. . . . . . . . . . . . . . . . . . . . . . . . . . . 36
     INDEPENDENT AUDITORS. . . . . . . . . . . . . . . . . . . . . . . . 37
     SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
     VOTING RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
     OTHER INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . 38
AUDITED FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . 38



APPENDIX A -- Description of Money Market Securities

APPENDIX B -- Ratings

                                   ABOUT THE TRUST

State Farm Variable Product Trust (the "Trust") is an open-end management investment company organized as a business trust under the laws of the State of Delaware on February 21, 1997. The Trust consists of six separate investment portfolios (the "Funds" or a "Fund"), each of which is, in effect, a separate mutual fund. With the exception of the Stock and Bond Balanced Fund, each Fund is "diversified" as that term is defined in the Investment Company Act of 1940, as amended (the "Act"); the Stock and Bond Balanced Fund is non-diversified. The Trust issues a separate series of shares of beneficial interest for each Fund representing fractional undivided interests in that Fund. By investing in a Fund, you become entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, you share pro-rata in any losses of that Fund.

                          ABOUT THE INVESTMENTS OF THE FUNDS

INVESTMENT OBJECTIVES

The investment objective of each Fund is set forth and described in the Prospectus. The investment objective of each Fund may only be changed with the approval of the holders of a majority of the outstanding voting shares of the Fund affected by the proposed change.

INVESTMENT TECHNIQUES

In addition to the investment objective of each Fund, the policies and certain techniques by which the Funds pursue their objectives are generally set forth in the Prospectus. This section is intended to augment the explanation found in the Prospectus.

THE MONEY MARKET FUND

The Money Market Fund invests only in instruments denominated in U.S. dollars that State Farm Investment Management Corp. ("SFIM"), under the supervision of the Trust's Board of Trustees, determines present minimal credit risk and are, at the time of acquisition, either:

1. rated in one of the two highest rating categories for short-term debt obligations assigned by at least two NRSROs, or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument ("requisite NRSROs"); or

2. in the case of an unrated instrument, determined by SFIM, under the supervision of the Trust's Board of Trustees, to be of comparable quality to the instruments described in paragraph 1 above; or

3. issued by an issuer that has received a rating of the type described in paragraph 1 above on other securities that are comparable in priority and security to the instrument.

Pursuant to Rule 2a-7 under the Act, securities which are rated (or that have been issued by an issuer that has been rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such security) in the highest short-term rating category by at least two NRSROs are designated "First Tier Securities." Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not rated in the highest short-term category by at least two NRSROs, are designated "Second Tier Securities." A description of the ratings used by NRSROs is found in Appendix B herein.


Pursuant to Rule 2a-7, the Money Market Fund may not invest more than 5% of its assets taken at amortized cost in the securities of any one issuer (except the U.S. Government, including repurchase agreements collateralized by U.S. Government securities (defined below)). The Fund may, however, invest more than 5% of its assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although the Fund may not make more than one such investment at any time.

Further, the Fund will not invest more than the greater of (i) 1% of its total assets; or (ii) one million dollars in the securities of a single issuer that were Second Tier Securities when acquired by the Fund. In addition, the Fund may not invest more than 5% of its total assets in securities which were Second Tier Securities when acquired.

The foregoing policies are more restrictive than the fundamental investment restriction number 1 set forth below, which would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer. The Fund will operate in accordance with these policies to comply with Rule 2a-7.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

From time to time, in the ordinary course of business, each Fund may purchase securities on a when-issued basis or delayed-delivery basis, i.e., delivery and payment can take place a month or more after the date of the transaction. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Trust will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of that Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. Each Fund will also segregate cash or cash equivalents or other liquid portfolio securities equal in value, marked to market on a daily basis, to commitments for such when-issued or delayed-delivery securities. As a general matter each Fund will hold less than 5% of its total assets in commitments to purchase securities on a delayed-delivery or when-issued basis and will not, under any circumstances, purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 10% of the net assets of the Fund would be so invested.

LOANS OF PORTFOLIO SECURITIES

Each Fund may from time to time lend securities that it holds to brokers, dealers and financial institutions, up to a maximum of 33% of the total value of each Fund's assets. This percentage may not be increased without approval of a majority of the outstanding voting securities of the respective Funds. See "Fundamental Restrictions" on page 11. Such loans will be secured by collateral in the form of cash or United States Treasury securities, or other liquid securities as permitted by the Securities and Exchange Commission ("Commission"), which at all times while the loan is outstanding, will be maintained in an amount at least equal to the current market value of the loaned securities. The Fund making the loan will continue to receive interest and dividends on the loaned securities during the term of the loan, and, in addition, will receive a fee from the borrower or interest earned from the investment of cash collateral in short-term securities. The Fund will also receive any gain or loss in the market value of loaned securities and of securities in which cash collateral is invested during the term of the loan.

The right to terminate a loan of securities, subject to appropriate notice, will be given to either party. When a loan is terminated, the borrower will return the loaned securities to the appropriate Fund. No Fund will have the right to vote securities on loan, but each would terminate a loan and regain the right to vote if the Trust's Board of Trustees deems it to be necessary in a particular instance.

For tax purposes, the dividends, interest and other distributions which a Fund receives on loaned securities may be treated as other than qualified income for the 90% test. See GENERAL TAX INFORMATION. Each Fund intends to lend portfolio securities only to the extent that this activity does not jeopardize its status as a regulated investment company under the Internal Revenue Code of 1986.


The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is insufficient to replace the full amount of the loan. The borrower would be liable for the shortage, but the Fund making the loan would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, each Fund will make loans of securities only to firms SFIM or, when appropriate, Barclays Global Fund Advisors ("BGFA") (under the supervision of the Board of Trustees) deems creditworthy.


DEBT SECURITIES

         Under normal circumstances, the Bond Fund and the Stock and Bond Balanced Fund (through its investment in the Bond Fund) may invest in debt securities of corporate and governmental issuers, including "investment grade" securities (securities within the four highest grades (AAA/Aaa to BBB/Baa) assigned by Moody's Investor Services, Inc. ("Moody's") or Standard and Poor's Corporation ("S&P")) and lower-rated securities (securities rated BB or lower by S&P or Ba or lower by Moody's, commonly called "junk bonds"), and securities that are not rated, but are of comparable quality. See APPENDIX B for a Description of Bond Ratings.

         The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund's portfolio as well as on market conditions. In general, a decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

         Investment in lower grade securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, such securities are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in making their principal and interest payments.

         In addition, lower grade securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and ask prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. Adverse publicity and investor perceptions may negatively affect the market value and liquidity of these securities.

         The Large Cap Equity Index Fund may purchase debt securities that are not rated if, in the opinion of BGFA, the investment sub-adviser for the Large Cap Equity Index Fund, such obligation is of investment quality comparable to other rated investments that are permitted to be purchased by the Large Cap Equity Index Fund. After purchase by the Large Cap Equity Index Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Large Cap Equity Index Fund. Neither event will require a sale of such security by the Large Cap Equity Index Fund, provided that the amount of such securities held by the Large Cap Equity Index Fund does not exceed 5% of the Large Cap Equity Index Fund's net assets. To the extent the ratings given by Moody's or by S&P may change as a result of changes in such organizations or their rating systems, the Large Cap Equity Index Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this Statement of Additional Information.

         The Large Cap Equity Index Fund is not required to sell downgraded securities, and it could hold up to 5% of its net assets in debt securities rated below "Baa" by Moody's or below "BBB" by S&P or if unrated, low quality (below investment grade) securities.

CONVERTIBLE SECURITIES

The Bond Fund may invest up to 20% of its total assets in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating a convertible security,

SFIM usually gives primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which the Bond Fund may invest are subject to the same rating criteria as its investment in non-convertible debt securities.

Because the Stock and Bond Balanced Fund invests a portion of its assets in the Bond Fund, the Stock and Bond Balanced Fund is subject to the same risks with regard to investments in convertible securities.

WARRANTS

The Bond Fund and, indirectly, the Stock and Bond Balanced Fund, may invest in warrants or rights (other than those acquired in units or attached to other securities) which entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The Bond Fund may retain up to 10% of the value of its total assets in common stocks acquired by the exercise of warrants attached to debt securities.

LETTERS OF CREDIT

Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Large Cap Equity Index Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letters of credit are not federally insured instruments. Only banks, savings and loan associations and insurance companies which, in the opinion of Barclays, are of comparable quality to issuers of other permitted investments of the Large Cap Equity Index Fund may be used for letter of credit-backed investments. However, such banks may be unable to honor the letter of credit.

U.S. GOVERNMENT SECURITIES

All of the Funds may purchase securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities"). Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks),
(c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. U.S. Government Securities may also include zero coupon bonds.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are considered to include (a) securities for which the payment of principal and interest is backed by a guarantee of or an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participation in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

FOREIGN INVESTMENTS

Investing in the securities of companies organized outside the United States or of companies whose securities are principally traded outside the United States ("foreign issuers") or investments in securities denominated or quoted in foreign currency ("non-dollar securities") involves certain special considerations, including those set forth below, which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities.

The Large Cap (and indirectly the Stock and Bond Balanced Fund) and International Equity Index Funds each may invest in non-dollar denominated securities and the securities of foreign issuers (collectively, "foreign investments"). Transactions involving investments in foreign issuers may involve the use of currencies of foreign countries. Since a Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, it may be subject to currency exposure independent of its securities positions and may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. Accordingly, it may incur costs in connection with conversions between various currencies.

By making foreign investments, a Fund may also experience exchange control regulation or currency restrictions that prevent cash from being brought back into the United States or that prevent a Fund from converting foreign currency into U.S. dollars. Exchange control regulation or currency restrictions can cause a Fund to continue to be exposed to fluctuating exchange rates.

Since foreign issuers are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers, there may be less publicly available information about a foreign issuer than about a domestic issuer. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund making investments in securities of foreign issuers will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed and unlisted issuers than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund making an investment on such a market are uninvested and no return is earned on such assets. The inability of such a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Moreover, inability to dispose of portfolio investments due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability for the Fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Also, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

FINANCIAL FUTURES CONTRACTS

The Large Cap, Small Cap, and International Equity Index Funds and, indirectly, the Stock and Bond Balanced Fund may purchase and sell stock index futures contracts and options on such futures contracts as described in the Prospectus.

Stock index futures contracts bind purchasers and sellers to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Russell 2000 Stock Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts. Each Fund may purchase and sell stock index futures contracts on its benchmark index or similar index.

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund are usually liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its futures commission merchant ("FCM"), or with its custodian in a segregated account in the name of the FCM an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margin for futures contracts does not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a futures contract represents a good faith deposit securing the customer's contractual obligations under the futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security or stock index fluctuates reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."

Futures contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, a Fund will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS

The equity index Funds and, indirectly, the Stock and Bond Balanced Fund may also purchase call and put options and write covered call and put options on stock index futures contracts of the type which the particular Fund is authorized to enter into. Put and call options on futures contracts will be covered in the same manner as covered options on securities and securities indices. The Funds may invest in such options for the purpose of closing out a futures position that has become illiquid.


Options on futures contracts are traded on exchanges that are licensed and regulated by the CFTC. A call option on a futures contract gives the purchaser the right in return for the premium paid (but not the obligation), to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid (but not the obligation), to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or "premium") paid for the options. Whether, in order to achieve a particular objective, the Fund enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such futures and options contracts. Each Fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

CERTAIN ADDITIONAL RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

In addition to the risks described in the Prospectus, the use of stock index futures contracts and options on such futures contracts may entail the following risks. First, although such instruments when used by a Fund are intended to correlate with the Fund's portfolio securities, in many cases the futures contracts or options on futures contracts used may be based on stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Fund. Second, due to supply and demand imbalances and other market factors, the price movements of stock index futures contracts and options thereon may not necessarily correspond exactly to the price movements of the stock indices on which such instruments are based. Accordingly, there is a risk that a Fund's transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund.

To some extent, these risks can be minimized by careful management of these strategies. For example, where price movements in a futures contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of futures contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a futures contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of a Fund's securities is particularly relevant to futures contracts. A Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In addition, because stock index futures contracts require delivery at a future date of an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying index can, therefore, result in a much greater increase or decrease in the cost to the Fund. Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when they seek to "close out" (I.E., terminate) a particular stock index futures contract position. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a futures position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to the Funds' assets posted as margin in connection with these transactions as permitted under the Act. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access.
Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Fund could effect such recovery.

The success of any Fund in using these techniques depends, among other things, on BGFA's ability to predict the direction and volatility of price movements in the futures markets as well as the securities markets and on its ability to select the proper type, time, and duration of futures contracts. There can be no assurance that these techniques will produce their intended results. In any event, BGFA will use stock index futures contracts and options thereon only when it believes the overall effect is to reduce, rather than increase, the risks to which the Fund is exposed. These transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

The Funds are subject to certain fundamental restrictions on their investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Funds affected by the change.

1. DIVERSIFICATION. No Fund will make any investment inconsistent with the Fund's classification as a diversified company under the Act. This restriction does not apply to any Fund classified as a non-diversified company under the Act.(1)

2a. INDUSTRY CONCENTRATION -- BOND FUND. The Bond Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

2b. INDUSTRY CONCENTRATION -- MONEY MARKET FUND. The Money Market Fund will not invest more than 25% of its assets (taken at market value at the time of each investment) other than U.S. Government securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks, and repurchase agreements and securities loans collateralized by U.S. Government securities or such bank obligations, in the securities of issuers primarily engaged in the same industry.

2c. INDUSTRY CONCENTRATION -- EQUITY INDEX FUNDS. The Large Cap, Small Cap, and International Equity Index Funds will concentrate their investments in an industry or industries if, and to the extent that, their benchmark indices concentrate in such industry or industries, except where the concentration of the relevant index is the result of a single stock.

3. INTERESTS IN REAL ESTATE. No Fund will purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

4. UNDERWRITING. No Fund will underwrite securities of other issuers except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

5. BORROWING. No Fund will borrow money, except that: (a) a Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to



-------------------
(1)  The Funds also intend to comply with the diversification requirements of
     Section 817(h) of the Internal Revenue Code. See "Taxes--General Tax Information."

     33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; (b) a Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing, for temporary purposes; and (c) a Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

6. LENDING. No Fund will lend any security or make any other loan, except through: (a) the purchase of debt obligations in accordance with the Fund's investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law.

7. COMMODITIES. No Fund will purchase or sell commodities or commodity contracts, except that a Fund may invest in currency and financial instruments and contracts that are commodities or commodities contracts.

8. SENIOR SECURITIES. No Fund will issue senior securities to the extent such issuance would violate applicable law.

9. INVESTMENTS -- STOCK AND BOND BALANCED FUND. The Stock and Bond Balanced Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies (as defined in the Act), U.S. Government securities, or short-term paper.

For the purposes of the restrictions relating to industry concentration, state and municipal governments and their agencies, authorities, and instrumentalities are not deemed to be industries; utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone each will be considered a separate industry); personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

NON-FUNDAMENTAL RESTRICTIONS

The Trust has also adopted the following additional investment restrictions applicable (except as noted) to all Funds. These are not fundamental and may be changed by the Board of Trustees without shareholder approval.

1. FINANCIAL FUTURES CONTRACTS. No Fund may enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

2. MARGIN PURCHASES. No Fund may purchase any securities on margin except in connection with investments of certain Funds in futures contracts or options on futures contracts.

3. PLEDGING ASSETS. No Fund may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Fund except: (a) as may be necessary in connection with borrowings mentioned in fundamental restriction number 5 above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value at the time thereof, or (b) in connection with investments of certain Funds in futures contracts or options on futures contracts.

4a. ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS. No Fund may purchase securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in any combination of:

     (i) repurchase agreements not entitling the holder to payment of principal and interest within seven days, and

     (ii) securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

4b. ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS -- MONEY MARKET FUND. In addition to the non-fundamental restriction in 4a above, the Money Market Fund will not invest in illiquid securities, including certain repurchase agreements or time deposits maturing in more than seven days, if, as a result thereof, more than 10% of the value of its total assets would be invested in assets that are either illiquid or are not readily marketable.

5. INVESTMENTS IN OTHER INVESTMENT COMPANIES. No Fund may invest more than 5% of its total assets in the securities of any single investment company or more than 10% of its total assets in the securities of other investment companies in the aggregate, or hold more than 3% of the total outstanding voting stock of any single investment company. These restrictions do not apply to the Stock and Bond Balanced Fund.

State insurance laws and regulations may impose additional limitations on borrowing, lending, and the use of futures contracts, options on futures contracts and other derivative instruments. In addition, such laws and regulations may require a Fund's investments in foreign securities to meet additional diversification and other requirements.

INDUSTRY CONCENTRATIONS

The Stock and Bond Balanced Fund, because of its investment objective and policies, will concentrate more than 25% of its total assets in the mutual fund industry.

As a result of the equity index Funds' policy on concentration, each equity index Fund will maintain at least 25% of the value of its total assets in securities of issuers in each industry for which its benchmark index has a concentration of more than 25% (except where the concentration of the index is the result of a single stock). No equity index Fund will concentrate its investments otherwise. If the benchmark index for an equity index Fund has a concentration of more than 25% because of a single stock (i.e., if one stock in the benchmark index accounts for more than 25% of the index and it is the only stock in the index in its industry), the equity index Fund will invest less than 25% of its total assets in such stock and will reallocate the excess to stocks in other industries. Changes in an equity index Fund's concentration (if any) and non-concentration would be made "passively" -- that is, any such changes would be made solely as a result of changes in the concentrations of the benchmark index's constituents. Since the concentration of each equity index Fund is based on that of its benchmark index, changes in the market values of the equity index Fund's portfolio securities will not necessarily trigger changes in the portfolio of such equity index Fund.

SELECTION OF INVESTMENTS FOR THE EQUITY INDEX FUNDS

The manner in which stocks are chosen for each of the equity index Funds differs from the way securities are chosen in most other mutual funds. Unlike other mutual funds where the portfolio securities are chosen by an investment adviser based upon the adviser's research and evaluations, stocks are selected for inclusion in an equity index Fund's portfolio in order to have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the benchmark index taken in its entirety. As briefly discussed in the prospectus, the Large Cap Equity Index Fund generally holds every stock in the S&P 500. However, each of the Small Cap and International Equity Index Funds generally does not hold all of the issues that comprise its benchmark index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, the Small Cap Equity Index Fund attempts to hold a representative sample of the securities in its benchmark index, which are selected by BGFA utilizing quantitative analytical models in a technique known as "portfolio sampling." Under this technique, each stock is considered for inclusion in the Fund based on its contribution to certain capitalization, industry and fundamental investment characteristics. The International Equity Index Fund holds securities selected by BGFA utilizing a quantitative model known as minimum variance optimization. Under this technique, stocks are selected for inclusion if the fundamental investment characteristics of the security reduce the portfolio's predicted tracking error against the benchmark index. BGFA seeks to construct the portfolio of each of the Small Cap and International Equity Index Funds so that, in the aggregate, its capitalization, industry and fundamental investment characteristics perform like those of its benchmark index.

Over time, the portfolio composition of each equity index fund may be altered (or "rebalanced") to reflect changes in the characteristics of its benchmark index or, for the Small Cap Equity Index Fund and the International Equity Index Fund, with a view to bringing the performance and characteristics of the equity index Fund more in line with that of its benchmark index. Such rebalancings will require the equity index Fund to incur transaction costs and other expenses. Each of the Small Cap and International Equity Index Funds reserves the right to invest in all of the securities in the benchmark index.

TRACKING ERROR

SFIM and BGFA use the "expected tracking error" of an equity index Fund as a way to measure the Funds' performance relative to the performance of its benchmark index. An expected tracking error of 5% means that there is a 68% probability that the net asset value of the equity index Fund will be between 95% and 105% of the subject index level after one year, without rebalancing the portfolio composition. A tracking error of 0% would indicate perfect tracking, which would be achieved when the net asset value of the equity index Fund increases or decreases in exact proportion to changes in its benchmark index. Factors such as expenses of the Fund, taxes, the need to comply with the diversification and other requirements of the Code and other requirements may adversely impact the tracking of the performance of an equity index Fund to that of its benchmark index. In the event that tracking error exceeds 5%, the Board of Trustees of the Trust will consider what action might be appropriate to reduce the tracking error.

RELATIONSHIP WITH THE INDEX PROVIDERS

STANDARD & POOR'S

The Large Cap Equity Index Fund seeks to match the performance of the Standard & Poor's Composite Index of 500 Stocks ("S&P 500"). "Standard & Poor's," "S&P," "S&P 500" and "Standard and Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Trust. The Fund is not sponsored, endorsed sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P").

S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the Fund. S&P has no obligation to take the needs of the Trust or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P

HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

RUSSELL 2000

The Small Cap Equity Index Fund seeks to match the performance of the Russell 2000 Small Stock Index (the "Russell 2000"). The Russell 2000 tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000 Index, representing about 10% in the aggregate of the capitalization of the Russell 3000 Index. The Russell 2000 and the Russell 3000 are trademarks/service marks, and "Russell" is a trademark, of the Frank Russell Company. The Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with the Frank Russell Company. The Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Russell 2000.

Frank Russell Company's publication of the Russell 2000 in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL 2000 OR ANY DATA INCLUDED IN THE RUSSELL 2000. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL 2000 OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL 2000. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL 2000 OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

EAFE INDEX

The International Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australia, and Far East Free Index ("EAFE Free"). EAFE Free is the property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust. The Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the shares of the Fund particularly or the ability of EAFE Free to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE Free which is determined, composed and calculated by Morgan Stanley without regard to the Fund. Morgan Stanley has no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the EAFE Free. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE EAFE FREE OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, THE TRUST'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE EAFE FREE OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE EAFE FREE OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

The Trust has a Board of Trustees, the members of which are elected by the shareholders. The Trustees are responsible for the overall management of the Trust and their duties include reviewing the results of each of the Funds, monitoring investment activities and techniques, and receiving and acting upon future plans for the Trust.

It is possible that the interests of the Stock and Bond Balanced Fund could diverge from the interests of one or more of the underlying Funds in which it invests. If such interests were ever to become divergent, it is possible that a conflict of interest could arise and affect how the Trustees and officers fulfill their fiduciary duties to each Fund. The Trustees believe they have structured each Fund to avoid these concerns. However, conceivably, a situation could occur where proper action for the Stock and Bond Balanced Fund could be adverse to the interests of an underlying Fund, or the reverse could occur. If such a possibility arises, the affected Funds' investment adviser(s) and the Trustees and officers of the Trust will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Moreover, close and continuous monitoring will be exercised to avoid, insofar as possible, these concerns.

TRUSTEES AND OFFICERS

The Trustees and officers of the Trust, their ages at April 30, 2000, and their principal occupations for the last five years are set forth below. Unless otherwise noted, the address of each Trustee and officer is One State Farm Plaza, Bloomington, Illinois 61710.

  NAME, AGE AND                 POSITION(s) HELD                         PRINCIPAL OCCUPATION(s) DURING PAST FIVE
  ADDRESS                       WITH THE TRUST                           YEARS
  -------------                 ----------------                         ----------------------------------------
  Edward B. Rust, Jr.*,         Trustee and President                    CHAIRMAN OF THE BOARD, CEO, AND DIRECTOR --
  Age 50                                                                 State Farm Mutual Automobile Insurance Company; PRESIDENT
                                                                         AND DIRECTOR -- State Farm VP Management Corp., State
                                                                         Farm Investment Management Corp.; TRUSTEE AND PRESIDENT
                                                                         -- State Farm Mutual Fund Trust, State Farm Associates'
                                                                         Funds Trust.

  NAME, AGE AND                 POSITION(s) HELD                         PRINCIPAL OCCUPATION(s) DURING PAST FIVE
  ADDRESS                       WITH THE TRUST                           YEARS
  -------------                 ----------------                         ----------------------------------------
  Roger S. Joslin*, Age 64      Trustee, Senior Vice President           VICE CHAIRMAN, CHIEF FINANCIAL OFFICER, SENIOR VICE
                                and Treasurer                            PRESIDENT, TREASURER, AND DIRECTOR -- State Farm Mutual
                                                                         Automobile Insurance Company; DIRECTOR, SENIOR VICE
                                                                         PRESIDENT, AND TREASURER -- State Farm Investment
                                                                         Management Corp., State Farm VP Management Corp.;
                                                                         TRUSTEE, SENIOR VICE PRESIDENT AND TREASURER --
                                                                         State Farm Mutual Fund Trust, State Farm Associates'
                                                                         Funds Trust.

  Thomas M. Mengler,            Trustee                                  DEAN, UNIVERSITY OF ILLINOIS COLLEGE OF LAW; TRUSTEE --
  Age 47                                                                 State Farm Mutual Fund Trust, State Farm Associates'
  Swanland Building                                                      Funds Trust.
  601 E. John St.
  Champaign, IL 61820

  James A. Shirk, Age 57        Trustee                                  DIRECTOR AND PRESIDENT -- Beer Nuts, Inc.; TRUSTEE --
  103 North Robinson                                                     State Farm Mutual Fund Trust, State Farm Associates'
  Bloomington, IL  61701                                                 Funds Trust.

  Donald A. Altorfer,           Trustee                                  CHAIRMAN, Altorfer, Inc. (dealer in heavy machinery
  Age 57                                                                 and equipment) (since 1998); PRESIDENT, Capitol
  4200 Rodger St.                                                        Machine Company (1991-1998); TRUSTEE - State Farm
  Springfield, IL                                                        Mutual Fund Trust, State Farm Associates' Funds
  62703                                                                  Trust.

  Victor J. Boschini,           Trustee                                  PRESIDENT, Illinois State University (since 1999);
  Age 45                                                                 VICE PRESIDENT, Illinois State University (1997 to
  Campus Box # 1000 ISU                                                  1999); Associate Provost, Butler University (1990
  Normal, IL 61790                                                       to 1997); TRUSTEE - State Farm Mutual Fund Trust,
                                                                         State Farm Associates' Funds Trust.

  David L. Vance,               Trustee                                  PRESIDENT, Caterpillar University (since 2000);
  Age 49                                                                 CHIEF ECONOMIST AND MANAGER of the Business
  Caterpillar Inc.                                                       Intelligence Group, Caterpillar, Inc.; TRUSTEE
  100 NE Adams                                                           - State Farm Mutual Fund Trust, State Farm
  Peoria, IL 61629                                                       Associates' Funds Trust.

  NAME, AGE AND                 POSITION(s) HELD                         PRINCIPAL OCCUPATION(s) DURING PAST FIVE
  ADDRESS                       WITH THE TRUST                           YEARS
  -------------                 ----------------                         ----------------------------------------
  Kurt G. Moser, Age 56         Senior Vice President                    SENIOR VICE PRESIDENT -- INVESTMENTS -- State Farm
                                                                         Mutual Automobile Insurance Company; SENIOR VICE
                                                                         PRESIDENT, AND DIRECTOR -- State Farm Investment
                                                                         Management Corp.; DIRECTOR -- State Farm VP Management
                                                                         Corp.; SENIOR VICE PRESIDENT -- State Farm Mutual Fund
                                                                         Trust, State Farm Associates' Funds Trust.

  Paul N. Eckley, Age 46        Senior Vice President                    SENIOR VICE PRESIDENT -- INVESTMENTS AND ASSISTANT
                                                                         SECRETARY -- TREASURER -- State Farm Mutual Automobile
                                                                         Insurance Company; SENIOR VICE PRESIDENT -- State Farm
                                                                         Investment Management Corp.; SENIOR VICE PRESIDENT --
                                                                         State Farm Mutual Fund Trust, State Farm Associates'
                                                                         Funds Trust.

  NAME, AGE AND                 POSITION(s) HELD                         PRINCIPAL OCCUPATION(s) DURING PAST FIVE
  ADDRESS                       WITH THE TRUST                           YEARS
  -------------                 ----------------                         ----------------------------------------
  John S. Concklin,             Vice President                           VICE PRESIDENT -- COMMON STOCKS AND ASSISTANT SECRETARY --
  Age 54                                                                 TREASURER -- State Farm Mutual Automobile Insurance
                                                                         Company; VICE PRESIDENT -- State Farm Mutual Fund Trust,
                                                                         State Farm Associates' Funds Trust.

  David R. Grimes,              Vice President and                       ASSISTANT VICE PRESIDENT -- State Farm Mutual Automobile
  Age 58                        Secretary                                Insurance Company; VICE PRESIDENT AND SECRETARY -- State
                                                                         Farm Investment Management Corp., State Farm VP
                                                                         Management Corp., State Farm Mutual Fund Trust, State
                                                                         Farm Associates' Funds Trust.


  NAME, AGE AND                 POSITION(s) HELD                         PRINCIPAL OCCUPATION(s) DURING PAST FIVE
  ADDRESS                       WITH THE TRUST                           YEARS
  -------------                 ----------------                         ----------------------------------------
  Donald E. Heltner             Vice President                           VICE PRESIDENT -- FIXED INCOME -- State Farm
  Age 53                                                                 Mutual Automobile Insurance Company; VICE PRESIDENT --
                                                                         State Farm Mutual Fund Trust, State Farm
                                                                         Associates' Funds Trust.

  Susan Waring,                 Vice President                           VICE PRESIDENT - State Farm Mutual Automobile
  Age 52                                                                 Insurance Company, State Farm Investment Management
                                                                         Corp., State Farm Mutual Fund Trust, State Farm
                                                                         Associates' Funds Trust.

  Julian R. Bucher              Vice President                           VICE PRESIDENT - MUNICIPAL  SECURITIES AND ASSISTANT
  Age 58                                                                 SECRETARY - TREASURER, State Farm Mutual Automobile
                                                                         Insurance Company; VICE PRESIDENT - State Farm Mutual
                                                                         Fund Trust, State Farm Associates' Funds Trust.


* Trustee who is an "interested person" of the Trust or SFIM, as defined in the 1940 Act.

Trustees or officers who are interested persons of the Trust do not receive any compensation from the Trust for their services to the Trust. During the calendar year ended December 31, 2000, the Trustees who were not interested persons of the Trust received compensation from the Trust at a rate of $300 per meeting, per Fund. In addition, the Trustees who were not interested persons of the Trust were reimbursed for any out-of-pocket expenses incurred in connection with affairs of the Trust.


Trustees and officers of the Trust do not receive any benefits from the Trust upon retirement nor does the Trust accrue any expenses for pension or retirement benefits.



                         AGGREGATE                TOTAL COMPENSATION
                         COMPENSATION             FROM THE TRUST AND OTHER
NAME                     FROM THE TRUST (1)       STATE FARM FUNDS (1)(2)(3)(4)
----                     ------------------       -----------------------------
Edward B. Rust, Jr.      None (4)                 None (4)
Roger S. Joslin          None (4)                 None (4)
Thomas M. Mengler        $5,400                   $16,350
James A. Shirk           $7,200                   $19,950
Donald A. Altorfer       None                     $2,400
Victor J. Boschini       None                     $2,400
David L. Vance           None                     $2,400


(1)  For the fiscal year ended December 31, 2000.


(2) The other "State Farm Funds" are State Farm Mutual Fund Trust and State Farm Associates' Funds Trust.


(3) During calendar year 2000, each of Davis U. Merwin and Albert H. Hoopes received $7,200 for their services as a Trustee of the Trust.


(4)  Non-compensated interested trustee.


INVESTMENT ADVISORY AGREEMENTS

BETWEEN THE TRUST AND SFIM

SFIM is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company ("SFMAIC"). The duties and responsibilities of SFIM are specified in the Investment Advisory and Management Services Agreement between the Trust and SFIM and the separate Service Agreement among the Trust, SFIM and SFMAIC (collectively, the "Management Agreements"). The Management Agreements were approved for each Fund by the Board of Trustees of the Trust (including a majority of Trustees who are not parties to the Agreement or interested persons, as defined by the Act, of any such party) at a meeting held for that purpose on September 12, 1997 and subsequently were approved by the sole shareholder of each Fund. The Management Agreements are not assignable and each may be terminated without penalty upon 60 days written notice at the option of the Trust, SFIM or SFMAIC, as appropriate, or by a vote of shareholders. The Investment Advisory and Management Services Agreement provides that it shall continue in effect for two years and can thereafter be continued for each Fund from year to year so long as such continuance is specifically approved annually (a) by the

Board of Trustees of the Trust or by a majority of the outstanding voting shares of the Fund and (b) by a majority vote of the Trustees who are not parties to the Agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

SFIM (under the supervision of the Board of Trustees) continuously furnishes an investment program for the Funds other than the Large Cap, Small Cap, and International Equity Index Funds, is responsible for the actual managing of the investments of such Funds and has responsibility for making decisions governing whether to buy, sell or hold any particular security. In carrying out its obligations to manage the investment and reinvestment of the assets of these Funds, SFIM performs research and obtains and evaluates pertinent economic, statistical and financial data relevant to the investment policies of these Funds.

The Trust pays SFIM monthly compensation in the form of an investment advisory fee. The fee is based upon average daily net assets and is accrued daily and paid to SFIM quarterly at the following annual rates for each of the Funds:

     Large Cap Equity Index            0.26% of net assets
     Small Cap Equity Index            0.40% of net assets
     International Equity Index        0.55% of net assets
     Bond                              0.50% of net assets
     Money Market                      0.40% of net assets
     Stock and Bond Balanced           None

SFIM has agreed not to be paid an investment advisory fee for performing its services for the Stock and Bond Balanced Fund and has agreed to reimburse the Stock and Bond Balanced Fund for any expenses incurred. (This expense limitation arrangement is voluntary and may be eliminated by SFIM at any time.) However, SFIM will receive investment advisory fees from managing the underlying Funds in which the Stock and Bond Balanced Fund invests.

With respect to each of the Funds other than the Stock and Bond Balanced Fund and the International Equity Index Fund, SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory fee, that exceed 0.10% of such Fund's average daily net assets. With respect to the International Equity Index Fund, SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory fee, that exceed 0.20% of the Fund's average daily net assets.
These expense limitation arrangements are voluntary and may be eliminated by SFIM at any time.


For the period from the commencement of each Fund's operations through December 31, 1998, and for calendar years 1999 and 2000 the Funds paid the following advisory fees to SFIM:

--------------------------------------------------------------------------------------------------------------------------------
                                              GROSS                          EXPENSE
FUND                                        FEE PAID                      REIMBURSEMENT                      NET FEE
                                     2000     1999     1998           2000     1999     1998         2000     1999     1998
--------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                    $165,711  $117,199   $39,751+        $0   $ 7,330   $10,516+  $165,711  $109,869   $29,235+
--------------------------------------------------------------------------------------------------------------------------------
Bond Fund                            $413,149  $254,678   $51,817*        $0   $10,602        $0*  $413,149  $244,076   $51,817*
--------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity Index Fund          $750,725  $351,017   $46,527*        $0        $0        $0*  $750,725  $351,017   $46,527*
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity Index Fund          $478,452  $258,832  $118,508+   $25,247   $77,089   $16,690+  $453,205  $181,743  $101,818+
--------------------------------------------------------------------------------------------------------------------------------
International Equity Index Fund      $930,931  $590,404  $325,393*  $229,907  $202,180  $107,042*  $701,024  $388,224  $218,351*
--------------------------------------------------------------------------------------------------------------------------------
Stock and Bond Balanced Fund               $0        $0+  $30,583         $0   $13,909+       $0         $0        $0        $0+
--------------------------------------------------------------------------------------------------------------------------------

  *  Commenced operations on January 22, 1998
  +  Commenced operations on January 29, 1998


As described below, SFIM has engaged BGFA as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap, Small Cap, and International Equity Index Funds.


SFIM is responsible for payment of all expenses it may incur in performing the services described. These expenses include costs incurred in providing investment advisory services, compensating and furnishing office space for officers and employees of SFIM connected with investment and economic research, trading and investment management of the Trust and the payment of any fees to interested Trustees of the Trust. SFIM provides all executive, administrative, clerical and other personnel necessary to operate the Trust and pays the salaries and other employment related costs of employing those persons. SFIM furnishes the Trust with office space, facilities and equipment and pays the day-to-day expenses related to the operation and maintenance of such office space facilities and equipment.

Pursuant to the Service Agreement, SFMAIC provides SFIM with certain personnel, services and facilities to enable SFIM to perform its obligations to the Trust. SFIM reimburses SFMAIC for such costs, direct and indirect, as are fairly attributable to the services performed and the facilities provided by SFMAIC under the separate service agreement. Accordingly, the Trust makes no payment to SFMAIC under the Service Agreement.

The Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by SFIM as described in the preceding paragraphs. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Trust, charges of the custodian and transfer agent, if any, cost of auditing services, non-interested Trustees' fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Trust prospectuses to shareholders and contractholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders and contractholders, the cost of paying dividends, capital gains distribution, capital stock certificates, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Trust, or costs related to indemnification of Trustees, officers and employees of the Trust.

The Board of Trustees of the Trust determines the manner in which expenses are allocated among the Funds of the Trust.

The Agreement also provides that SFIM shall not be liable to the Trust or to any shareholder or contract owner for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder in connection with matters to which such Agreements relate, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of SFIM in the performance of its duties thereunder.

BETWEEN SFIM AND BGFA

Pursuant to the separate sub-advisory agreement described below (the "Sub-advisory Agreement"), SFIM has engaged BGFA as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap, Small Cap, and International Equity Index Funds.

BGFA determines which securities to buy and sell for each of these Funds, selects the brokers and dealers to effect the transactions, and negotiates commissions. For its services, SFIM pays BGFA an investment sub-advisory fee equal to a percentage of the average daily net assets of each index Fund at the rates set forth below less certain credits also described below. The fee is accrued daily and paid to BGFA quarterly. The rates upon which the fee is based are as follows:


     LARGE CAP EQUITY INDEX FUND       0.15% of the first $50,000,000 of net assets
                                       0.09% of the next $50,000,000 of net assets
                                       0.07% thereafter

     SMALL CAP EQUITY INDEX FUND       0.20% of the first $50,000,000 of net assets
                                       0.14% of the next $50,000,000 of net assets
                                       0.11% thereafter

     INTERNATIONAL EQUITY INDEX FUND   0.35% of the first $50,000,000 of net assets
                                       0.30% of the next $50,000,000 of net assets
                                       0.20% thereafter


The quarterly fee payable by SFIM to BGFA with respect to each index Fund will be reduced by certain credits. The fee with respect to the Large Cap Equity Index Fund and Small Cap Equity Index Fund will be reduced by $875 and $2,875 per quarter, respectively. The fee with respect to the International Equity Index Fund will be reduced by $3,750 per quarter and an additional amount based upon such Fund's international custody charges.

The Sub-Advisory Agreement was approved for each Fund by the Board of Trustees of the Trust (including a majority of Trustees who are not parties to such Agreements or interested persons, as defined by the Act, of any such party) at a meeting held for that purpose on September 12, 1997 and subsequently were approved by the sole shareholder of each Fund. The Sub-advisory Agreement is not assignable and may be terminated without penalty upon 60 days written notice at the option of SFIM or BGFA, or by the Board of Trustees of the Trust or by a vote of a majority of the outstanding shares of the class of stock representing an interest in the appropriate Fund. The Sub-advisory Agreement provides that it shall continue in effect for two years and can thereafter be continued for each Fund from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Trustees who are not parties to the Agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

BGFA manages the investments of the Large Cap, Small Cap, and International Equity Index Funds, determining which securities or other investments to buy and sell for each, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, BGFA follows SFIM's policy of seeking to obtain the most favorable price and efficient execution available.

SECURITIES ACTIVITIES OF THE INVESTMENT ADVISERS

Securities held by the Trust may also be held by separate accounts or mutual funds for which SFIM or BGFA acts as an adviser, some of which may be affiliated with SFIM or BGFA. Because of different investment objectives, cash flows or other factors, a particular security may be bought by SFIM or BGFA for one or more of its clients, when one or more other clients are selling the same security. Pursuant to procedures adopted by the Board of Trustees, SFIM or BGFA may cause a Fund to buy or sell a security from another Fund or another account. Any such transaction would be executed at a price determined in accordance with those procedures and without sales commissions. Transactions executed pursuant to such procedures are reviewed by the Board of Trustees quarterly.

If purchases or sales of securities for a Fund or other client of SFIM or BGFA arise for consideration at or about the same time, transactions in such securities will be allocated as to amount and price, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of SFIM or BGFA during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the opinion of the Trustees of the Trust, however, that the benefits available to the Trust outweigh any possible disadvantages that may arise from such concurrent transactions.

On occasions when SFIM or BGFA (under the supervision of the Board of Trustees) deems the purchase or sale of a security to be in the best interests of the Trust as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by SFIM or BGFA in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

As described above, either SFIM or BGFA determines which securities to buy and sell for the Funds, selects brokers and dealers to effect the transactions, and negotiates commissions. Transactions in equity securities will usually be executed through brokers who will receive a commission paid by the Fund. Fixed income securities are generally traded with dealers acting as principals for their own accounts without a stated commission. The dealer's margin is reflected in the price of the security. Money market obligations may be traded directly with the issuer. Underwritten offerings of stock may be purchased at a fixed price including an amount of compensation to the underwriter. During the fiscal year ended December 31, 1998, and during calendar years ended 1999 and 2000 the Funds paid brokerage commissions of:


                                                 2000         1999         1998
    Money Market Fund                                $0           $0            $0
                                            ------------- ------------- -------------
    Bond Fund                                        $0           $0            $0
                                            ------------- ------------- -------------
    Large Cap Equity Index Fund                 $14,690       $4,443        $5,230
                                            ------------- ------------- -------------
    Small Cap Equity Index Fund                 $78,657      $70,362       $46,755
                                            ------------- ------------- -------------
    International Equity Index Fund            $153,926     $120,679      $137,075
                                            ------------- ------------- -------------
    Stock and Bond Balanced Fund                     $0           $0            $0
                                            ------------- ------------- -------------


No Fund has paid any brokerage commissions to: (i) any broker that is an affiliated person of the Trust or an affiliated person of that person; or (ii) any broker an affiliated person of which is an affiliated person of the Trust or State Farm.

In placing orders for securities transactions, SFIM's policy (followed by BGFA) is to attempt to obtain the most favorable price and efficient execution available. These entities, subject to the review of the Trust's Board of Trustees, may pay higher than the lowest possible commission in order to obtain better than average execution of transactions and/or valuable investment research information described below, if, in their opinion, improved execution and investment research information will benefit the performance of each of the Funds.

When selecting broker-dealers to execute portfolio transactions, SFIM considers factors including the rate of commission or size of the broker-dealer's "spread", the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition and general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to SFIM. In some cases, SFIM may use such information to advise other investment accounts that it advises. Brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by SFIM in providing investment advisory services to the Trust. In addition, SFIM may select broker-dealers to execute portfolio transactions who are affiliated with the Trust or SFIM. However, all such directed brokerage will be subject to SFIM's policy to attempt to obtain the most favorable price and efficient execution possible.

PORTFOLIO TURNOVER

There are no fixed limitations regarding the portfolio turnover rate for either the Bond Fund or Money Market Fund, and securities initially satisfying the objectives and policies of one of these Funds may be disposed of when they are no longer deemed suitable. Consistent with each equity index Fund's investment objective, the Large Cap, Small Cap, and International Equity Index Funds will attempt to minimize portfolio turnover. The Stock and Bond Balanced Fund's portfolio turnover is expected to be low. The Stock and Bond Balanced Fund will purchase or sell securities to: (i) accommodate purchases and sales of its shares; (ii) change the percentages of its assets invested in each of the underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of its assets among the underlying Funds within the percentage limits described in the Prospectus.

Since short term instruments are excluded from the calculation of a portfolio turnover rate, no meaningful portfolio turnover rate can be estimated or calculated for the Money Market Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of a Fund's shares and by requirements, the satisfaction of which enable the Trust to receive certain favorable tax treatment.

DETERMINATION OF NET ASSET VALUE

The net asset value of each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange, (currently at 4:00 p.m., E.S.T.) on each day when the New York Stock Exchange is open for business. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. Shares will not be priced on days when the NYSE is closed. The net asset value per share is computed by dividing the difference between the value of the Fund's assets and liabilities by the number of shares outstanding. Interest earned on portfolio securities and expenses, including fees payable to SFIM, are accrued daily.

Equity securities (including common stocks, preferred stocks, convertible securities and warrants) and call options written on all portfolio securities, listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day and for unlisted equity securities, such securities are valued at the last sale price on the NASDAQ (National Association of Securities Dealers Automated Quotations) National Market. In the absence of any National Market sales on that day, equity securities are valued at the last reported bid price.

Debt securities traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued, or, lacking any sales, at the last reported bid price. Debt securities other than money market instruments traded in the over-the-counter market are valued at the last reported bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities.

If the market quotations described above are not available, debt securities, other than short-term debt securities, may be valued at fair value as determined by one or more independent pricing services (each, a "Service"). The Service may use available market quotations and employ electronic data processing techniques and/or a matrix system to determine valuations. Each Service's procedures are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

Debt instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the Trustees believe the amortized cost method of valuation does not fairly reflect the fair value of any security, fair value will be determined in good faith by or under the direction of the Board of Trustees of the Trust as in the case of securities having a maturity of more than 60 days.

Securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where they are primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotes are available, or the last reported bid price if there is no active trading in a particular security on a given day. Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents in order to determine their current value. Forward currency contracts are valued at the current cost of offsetting the contract. Because of the need to value foreign securities (other than American Depositary Receipts) as of the close of trading on various exchanges and over-the-counter markets throughout the world, the calculation of the net asset value of Funds investing in foreign securities may not take place contemporaneously with the valuation of such foreign securities in such Funds. In addition, foreign securities held by the Large Cap and International Equity Index Funds may be traded actively in securities markets which are open for trading on days when those Funds do not calculate their net asset value. Accordingly, there may be occasions when the Large Cap or International Equity Index Fund does not calculate its net asset value but when the value of such Fund's portfolio securities is affected by such trading activity.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. The effect of this will be that NAV will not be based on the last quoted price on the security, but on a price which the Board of Trustees or its delegate believes reflects the current and true price of the security.

Exchange listed options that are written or purchased by a Fund are valued on the primary exchange on which they are traded. Over-the-counter options written or purchased by a Fund are valued based upon prices provided by market-makers in such securities. Exchange-traded financial futures contracts are valued at their settlement price established each day by the board of trade or exchange on which they are traded.

All of the assets of the Money Market Fund are valued on the basis of amortized cost in an effort to maintain a constant net asset value of $1.00 per share. The Board of Trustees of the Trust (the "Board") has determined this to be in the best interests of the Money Market Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities.

The Board has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund's investment objectives, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund's net asset value might still decline.

PERFORMANCE INFORMATION

The Trust may from time to time quote or otherwise use average annual total return information for the Funds in advertisements, shareholder reports or sales literature. Average annual total return values are computed pursuant to equations specified by the Commission as follows:

         Average Annual Total Return will be computed as follows:

                               n
                   ERV = P(1+T)

         Where:        P = the amount of an assumed initial investment in Fund
                           shares
                       T = average annual total return
                       n = number of years from initial investment to the end
                           of the period
                     ERV = ending redeemable value of shares held at the end
                           of the period

The above equation does not reflect charges associated with the Contracts. The charges associated with the Contracts are described fully in the Contract prospectus.

Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $10,000 investment in a Fund made at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The Trust also may from time to time quote or otherwise use year-by-year total return, cumulative total return and yield information for the Funds in advertisements, shareholder reports or sales literature. Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $10,000 investment in a Fund (assuming that all distributions are reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

Yield is computed by dividing net investment income earned during a recent 30 day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes. The SEC's yield formula is as follows:

The Yield formula is as follows: YIELD = 2[((a-b/cd)+1) to the power of 6 - 1].

     Where: a = dividends and interest earned during the period. (For this purpose, a Fund will recalculate the yield to maturity based on market value of each portfolio security on each business day on which net asset value is calculated.)
            b = expenses accrued for the period (net of reimbursements).
            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
            d = the ending net asset value of a Fund for the period.

The Money Market Fund may also quote its curent yield and effective yield. Current yield is an annualized yield based on the actual total return for a seven-day period. Effective yield is an annualized yield based on a daily compounding of the current yield.


The Funds' average annual total returns for the period from the commencement of their operations through December 31, 2000, and for calendar year 2000 and yield for the 30 days ended December 31, 2000, were:


                                                                            30 DAY YIELD
                                    AVERAGE ANNUAL TOTAL RETURN             PERIOD ENDED
-----------------------------------------------------------------------------------------
FUND                                 ONE YEAR   SINCE INCEPTION              12/31/2000
-----------------------------------------------------------------------------------------
Money Market Fund                       5.99%           5.32%+                   6.01%
-----------------------------------------------------------------------------------------
Bond Fund                               8.44%           4.81%*                   6.47%
-----------------------------------------------------------------------------------------
Large Cap Equity Index Fund            -9.35%          12.41%*                   1.11%
-----------------------------------------------------------------------------------------
Small Cap Equity Index Fund            -3.39%           4.57%+                   1.22%
-----------------------------------------------------------------------------------------
International Equity Index Fund       -14.81%           8.40%*                   0.73%
-----------------------------------------------------------------------------------------
Stock and Bond Balanced Fund           -2.42%           7.99%+                   3.07%
-----------------------------------------------------------------------------------------


*        From January 22, 1998.
+        From January 29, 1998.

The Money Market Fund may also quote its current yield and effective yield. Current yield is an annualized yield based on the actual total return for a seven-day period. Effective yield is an annualized yield based on a daily compounding of the current yield. The Money Market Fund's current yield and effective yield for the seven-days ended December 31, 2000 was 6.22%.

Any performance data quoted for a Fund will represent historical performance and the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

From time to time the Trust may publish an indication of the Funds' past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise its performance relative to certain indices and benchmark investments, including (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Hambrecht & Quist Growth Stock Index; (f) the NASDAQ OTC Composite Prime Return; (g) the Russell Midcap Index; (h) the Russell 2000 Index-Total Return; (i) the ValueLine Composite-Price Return; (j) the Wilshire 4600 Index; (k) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (1) the Shearson Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agencies, mortgage and Yankee bonds); (m) the S&P Bond indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (n) the J.P. Morgan Global Government Bond Index; (o) Donoghue's Money Market Fund Report (which provides industry averages of 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money market funds); (p) other taxable investments including certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds and repurchase agreements; (q) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including EAFE "Free"), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (r) the FT-Actuaries Europe and Pacific Index; (s) mutual fund performance indices published by Variable Annuity Research & Data Service; and (t) mutual fund performance indices published by Morningstar, Inc. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may be different from those of the equations used by the Trust to calculate a Fund's performance figures.

The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Advisers' views as to markets, the rationale for a Fund's investments and discussions of the Fund's current asset allocation.

From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a particular Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

Such performance data will be based on historical results and will not be intended to indicate future performance. The total return or yield of a Fund will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and your shares may be worth more or less than their original cost upon redemption.

TAXES

GENERAL TAX INFORMATION

The Trust intends that each of the Funds will continue to qualify as a regulated investment company under the Subchapter M of Chapter 1 of the Internal Revenue Code, as amended (the "Code"). If each Fund continues to qualify as a regulated investment company and distributes substantially all of its net income and gains to its shareholders (which the Trust intends to do), then under the provisions of Subchapter M, each Fund should have little or no income taxable to it under the Code.

Each Fund of the Trust must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund's gross income must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or disposition of securities; and (2) at the close of each quarter of the Fund's taxable year,
(a) at least 50% of the value of the Fund's total assets must consist of cash, U.S. Government securities and other securities, and no more that 5% of the value of the Fund may consist of such other securities of any one issuer and the Fund must not hold more than 10% of the outstanding voting stock of any such issuer, and (b) the Fund must not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities).

In order to maintain the qualification of a Fund's status as a regulated investment company, the Trust may, in its business judgment, restrict a Fund's ability to invest in certain financial instruments. For the same reason, the Trust may, in its business judgment, require a Fund to maintain or dispose of an investment in certain types of financial instruments beyond the time when it might otherwise be advantageous to do so.

Each of the Funds also intends to comply with section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts (such as the Accounts) that are used to fund benefits under variable life insurance and variable annuity contracts. These requirements are in addition to the requirements of subchapter M and of the Investment Company Act of 1940, and may affect the securities in which a Fund may invest. In order to comply with the current or future requirements of section 817(h) (or related provisions of the Code), the Trust may be required, for example, to alter the investment objectives of one or more of the Funds. No such change of investment objectives will take place without notice to the shareholders of an affected Fund, the approval of a majority of the outstanding voting shares, and the approval of the Securities and Exchange Commission, to the extent legally required.

FOREIGN INVESTMENTS

Funds investing in foreign securities or currencies (including the Money Market Fund, Large Cap Equity Index Fund, and International Equity Index Fund) may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding on dividends and interest, if any, is generally at rates between 10% and 35%. The investment yield of any Fund that invests in foreign securities or currencies will be reduced by these foreign taxes. Owners of variable life insurance and variable annuity contracts investing in such Fund will bear the costs of any foreign tax, but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Funds investing in securities of passive foreign investment companies may be subject to U.S. Federal income taxes and interest charges, and the investment yield of a Fund making such investments will be reduced by these taxes and interest charges. Owners of variable life insurance policies and variable annuity contracts investing in such Funds will bear the cost of these taxes and interest charges.

ADDITIONAL TAX CONSIDERATIONS

If a Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Fund's current or accumulated earnings and profits. Owners of variable life insurance and annuity contracts which have invested in such a Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Fund failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance and annuity contracts which have invested in the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Funds' investment advisers and it is intended that each Fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return achieved by a Fund, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund's investment adviser might otherwise believe to be desirable.

A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. Generally, the required distribution is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31. Each Fund, other than the Stock and Bond Balanced Fund, intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax. The
Stock and Bond Balanced Fund is not subject to the 4% excise tax.

The discussion of "Taxes" in the Prospectus and the foregoing discussion of federal income tax consequences is a general and abbreviated summary based on tax laws and regulations in effect on the date of the Prospectus. Tax law is subject to change by legislative, administrative or judicial action. Each prospective investor should consult his or her own tax adviser as to the tax consequences of investments in the Funds. For information concerning the federal income tax consequences to the owners of variable life insurance and annuity contracts, see the prospectuses for the contracts.

OFFERING AND PURCHASE OF SHARES


State Farm VP Management Corp. acts as the Trust's underwriter in the distribution of the shares of each Fund.

Shares of the Funds are sold in a continuous offering and are authorized to be offered to certain registered separate accounts (the "Accounts") of State Farm Life Insurance Company and State Farm Life and Accident Assurance Company ("State Farm") to support certain variable annuity contracts and variable life insurance contracts offered by State Farm (together, the "Contracts"). Net purchase payments under the Contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the Fund corresponding to that subaccount. The Accounts purchase and redeem shares of the Funds for their subaccounts at net asset value without sales or redemption charges.

For each day on which a Fund's net asset value is calculated, the Accounts transmit to the Trust any orders to purchase or redeem shares of the Fund(s) based on the purchase payments, redemption (surrender) requests, and transfer requests from Contract owners, annuitants and beneficiaries that have been processed that day. The Accounts purchase and redeem shares of each Fund at the Fund's net asset value per share calculated as of that same day although such purchases and redemptions may be executed the next morning.

Please refer to the separate prospectuses for the Contracts and the Accounts for a more detailed description of the procedures whereby a Contract owner, annuitant or beneficiary may allocate his or her interest in the Account to a subaccount using the shares of one of the Funds as an underlying investment medium.

In the future, the Trust may offer shares of one or more of the Funds (including new funds that might be added to the Trust) to other registered or unregistered separate accounts of State Farm or its life insurance company affiliates to support variable annuity or variable life insurance contracts (other than the Contracts). Likewise, the Trust may also, in the future and subject to obtaining required regulatory approvals, offer shares of one or more of the Funds directly to qualified pension and retirement plans.

Because shares of the Funds are offered to Accounts supporting variable annuity Contracts and Accounts supporting variable life insurance Contracts, a potential for certain conflicts may exist between the interests of owners of variable annuity Contracts and owners of variable life insurance Contracts. Likewise, in the event that shares of any Fund are offered to qualified pension and retirement plans, a potential for certain conflicts may exist between the interests of variable annuity contract owners, variable life insurance contract owners and plan participants. The Trust does not currently foresee any disadvantage to owners of either variable annuity Contracts or variable life insurance Contracts arising from the fact that shares of any Fund might be held by such entities. The Trust's Board of Trustees, however, will monitor the Funds in order to identify any material irreconcilable conflicts of interest which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts.

REDEMPTION OF SHARES

Shares are redeemed at the net asset value per share next determined after the receipt of proper notice of redemption. Payment for redeemed shares will generally occur within seven days of receipt of a proper notice of redemption. The Trust reserves the right to redeem shares in kind. The right to redeem shares or to receive payment with respect to any redemption may be suspended for any period during which trading on the New York Stock Exchange is restricted as determined by the Commission or when such Exchange is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the Commission, which makes disposal of a Fund's securities or determination of the net asset value of a Fund not reasonably practicable, and for any other periods as the Commission may by order permit for the protection of shareholders of the Fund.

DIVIDENDS AND DISTRIBUTIONS

It is the Trust's intention to distribute substantially all the net investment income, if any, of a Fund. Dividends from net investment income of a Fund will be paid at least annually and distributions from net realized capital gains will be paid at least annually; all dividends and distributions will be reinvested in additional full and fractional shares of that Fund. Shares will begin accruing dividends on the day following the date on which the shares are issued, the date of issuance customarily being the "settlement" date.

ADDITIONAL INFORMATION

SERVICE PROVIDERS

PRINCIPAL UNDERWRITER


Pursuant to an underwriting agreement State Farm VP Management Corp. ("Management Corp.") serves as the principal underwriter for the Trust. For its services as principal underwriter, Management Corp. receives no compensation. As described more fully above, shares of each Fund are sold in a continuous offering and are authorized to be offered to the Accounts to support the Contracts.

CUSTODIANS

Chase Manhattan Bank, North American Insurance Securities Services, 3 Chase MetroTech Center, 6th Floor, Brooklyn, New York 11245 ("Chase Manhattan"), acts as custodian of the assets of the Money Market Fund, Bond Fund, and Stock and Bond Balanced Fund. Under its custody agreement with the Trust, Chase Manhattan maintains the portfolio securities acquired by the Money Market, Bond, and Stock and Bond Balanced Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of these Funds, and performs such other ministerial duties as are included in the custody agreement, a copy of which is on file with the Commission. Similarly, Barclays Global Investors, 45 Fremont Street, San Francisco, California 94105 ("BGI"), is the Trust's custodian for the Large Cap and Small Cap Equity Index Funds. Under its custody agreement with the Trust, BGI maintains the portfolio securities acquired by the Large Cap and Small Cap Equity Index Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of these Funds, and performs such other ministerial duties as are included in the custody agreement, a copy of which is on file with the Commission. Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116 ("IBT"), is the Trust's custodian for the International Equity Index Fund. Under its custody agreement with the Trust, IBT maintains the portfolio securities acquired by the International Equity Index Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of this Fund, and performs such other ministerial duties as are included in the custody agreement, a copy of which is on file with the Commission.

Chase Manhattan, BGI, and IBT (the "custodians") may hold securities of the Funds in amounts sufficient to cover put and call options written on futures contracts in a segregated account by transferring (upon the Trust's instructions) assets from a Fund's general (regular) custody account. The custodians also will hold certain assets of certain of the Funds constituting margin deposits with respect to financial futures contracts at the disposal of FCMs through which such transactions are effected. SFIM performs fund accounting services, including the valuation of portfolio securities and the calculation of net asset value, for each of the Funds other than the International Equity Index Fund. IBT performs fund accounting services for the International Equity Index Fund.

CODE OF ETHICS

SFIM intends that: all of its activities function exclusively for the benefit of the owners or beneficiaries of the assets it manages; assets under management or knowledge as to current or prospective transactions in managed assets are not utilized for personal advantage or for the advantage of anyone other than the owners or beneficiaries of those assets; persons associated with SFIM and the Trust avoid situations involving actual or potential conflicts of interest with the owners or beneficiaries of managed assets; and situations appearing to involve actual or potential conflicts of interest or impairment of objectivity are avoided whenever doing so does not run counter to the interests of the owners or beneficiaries of the managed assets. The Board of Trustees of the Trust has adopted a Code of Ethics which imposes certain prohibitions, restrictions, preclearance requirements and reporting rules on the personal securities transactions of subscribers to the Code, who include the Trust's officers and Trustees and the employees of SFIM. BGFA has adopted a similar Code of Ethics relating to its employees, and the Board of Trustees of the Trust has adopted BGFA's Code of Ethics insofar as it relates to BGFA's employees' activities in connection with the Trust. The Board of Trustees believes that the provisions of its Code of Ethics and BGFA's Code of Ethics are reasonably designed to prevent subscribers from engaging in conduct that violates these principles. Subscribers to the Code of Ethics and to BGFA's Code of Ethics may invest in securities, including securities that may be purchased or held by a Fund.

INDEPENDENT AUDITORS

Ernst & Young LLP acts as independent auditors for the Trust. Its offices are at 233 South Wacker Drive, Chicago, Illinois 60606. Ernst & Young LLP performs an audit of the financial statements of the Trust annually and reviews the federal and state tax returns and performs other services as requested by management of the Trust.

SHARES

The Trust was organized as a business trust pursuant to the laws of the State of Delaware on February 21, 1997. The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Trust, all without par value. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Trust's Funds. There are currently six series of shares.

Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

State Farm Life Insurance Company ("State Farm") provided the initial capital for the Trust by purchasing $15,000,000, $30,000,000, $54,000,000, $10,000,000,
and $10,000,000 of shares in the Large Cap Equity Index, Small Cap Equity Index, International Equity Index, Bond, and Money Market Funds, respectively. Such shares were acquired for investment and can only be disposed of by redemption.


As of February 1, 2001, State Farm owned the following percentages of the Funds' outstanding shares:



                --------------------------------------------
                FUND                                   %
                --------------------------------------------
                Money Market Fund                      25.6%
                --------------------------------------------
                Bond Fund                              11.8%
                --------------------------------------------
                Large Cap Equity Index Fund             6.4%
                --------------------------------------------


                                         -37-

                --------------------------------------------
                Small Cap Equity Index Fund            24.9%
                --------------------------------------------
                International Equity Index Fund        37.0%
                --------------------------------------------
                Stock and Bond Balanced Fund              0%
                --------------------------------------------


All shares of the Funds other than those owned by State Farm are owned of record by the separate accounts underlying the Contracts. No person other than State Farm was known to own beneficially 5% or more of the outstanding shares of any Fund.

VOTING RIGHTS

Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by that share on all matters to which the holder of that share is entitled to vote. Only shares representing interests in a particular Fund will be entitled to vote on matters affecting only that Fund. The shares do not have cumulative voting rights. Accordingly, owners of variable annuity or variable life insurance contracts having shares representing more than 50% of the assets of the Trust voting for the election of Trustees could elect all of the Trustees of the Trust if they choose to do so, and in such event, contract owners or plan participants having voting interests in the remaining shares would not be able to elect any Trustees.

Matters requiring separate shareholder voting by Fund shall have been effectively acted upon with respect to any Fund if a majority of the outstanding voting interests of that Fund vote for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting interests of any other Fund; or (2) the matter has not been approved by a majority of the outstanding voting interests of the Trust.

OTHER INFORMATION

This Statement of Additional Information and the Prospectus for the Trust do not contain all the information set forth in the registration statement and exhibits relating thereto (the "Registration Statement"), which the Trust has filed with the Commission, to which reference is hereby made.

AUDITED FINANCIAL STATEMENTS

The financial statements of the Trust appearing in this SAI have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing in the registration statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareowners
State Farm Variable Product Trust --
    Large Cap Equity Index Fund
    Small Cap Equity Index Fund
    International Equity Index Fund
    Stock and Bond Balanced Fund
    Bond Fund
    Money Market Fund


We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the Large Cap Equity Index Fund, Small Cap Equity Index Fund, International Equity Index Fund, Stock and Bond Balanced Fund, Bond Fund and Money Market Fund, comprising the State Farm Variable Product Trust as of December 31, 2000, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.



We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds of the State Farm Variable Product Trust at December 31, 2000, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP


Chicago, Illinois
January 31, 2001

         STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000


  SHARES                                                 VALUE
----------                                            ------------
COMMON STOCKS (97.1%)
AEROSPACE/DEFENSE (.8%)
    23,575  Boeing Co.                                $  1,555,950
     5,289  General Dynamics Corp.                         412,542
    11,433  Lockheed Martin Corp.                          388,150
     1,907  Northrop Grumman Corp.                         158,281
                                                      ------------
                                                         2,514,923
                                                      ------------

AGRICULTURE, FOODS, & BEVERAGE (3.6%)
       982  Adolph Coors Co. Class B                        78,867
    23,933  Anheuser Busch Companies Inc.                1,088,951
    16,799  Archer-Daniels-Midland Company                 251,985
     1,818  Brown-Forman Corp. Class B                     120,897
    11,170  Campbell Soup Company                          386,761
    11,089  Coca-Cola Enterprises Inc.                     210,691
    14,149  ConAgra Inc.                                   367,874
     7,499  General Mills Inc.                             334,174
     3,615  Hershey Foods Corp.                            232,716
     9,205  HJ Heinz Co.                                   436,662
    10,762  Kellogg Company                                282,502
    38,304  Pepsico Inc.                                 1,898,442
     3,487  Quaker Oats Co.                                339,547
     8,142  Ralston Purina Co.                             212,710
    22,121  Sara Lee Corporation                           543,347
     3,507  Supervalu Inc.                                  48,660
    17,740  Sysco Corporation                              532,200
    65,800  The Coca-Cola Company                        4,009,688
     2,982  WM Wrigley Jr. Co.                             285,713
                                                      ------------
                                                        11,662,387
                                                      ------------

AIRLINES (.3%)
     4,001  AMR Corp. (a)                                  156,789
     3,264  Delta Air Lines Inc.                           163,812
    13,317  Southwest Airlines Co.                         446,519
     1,759  US Airways Group Inc. (a)                       71,349
                                                      ------------
                                                           838,469
                                                      ------------
AUTOMOTIVE (.9%)
     3,916  Dana Corp.                                      59,964
    14,856  Delphi Automotive Systems                      167,130
    49,731  Ford Motor Company (a)                       1,165,570
    14,989  General Motors Corp.                           763,502
     4,590  Genuine Parts Co.                              120,201
     4,176  Goodyear Tire & Rubber Co.                      96,006
     8,043  Harley Davidson Inc. (a)                       319,709
     2,311  ITT Industries Inc.                             89,551
     1,553  Navistar International Corp. (a)                40,669
     2,033  Paccar Inc.                                    100,125
     3,483  Visteon Corp.                                   40,055
                                                      ------------
                                                         2,962,482
                                                      ------------

  SHARES                                                 VALUE
----------                                            ------------

BANKS (5.0%)
     9,961  AmSouth Bancorporation                    $    151,905
    43,188  Bank of America Corporation                  1,981,250
    19,646  Bank of New York Inc.                        1,084,214
    30,699  Bank One Corporation                         1,124,351
    10,521  BB&T Corp.                                     392,565
    34,772  Chase Manhattan Corp.                        1,579,953
     4,159  Comerica Inc.                                  246,941
    12,253  Fifth Third Bancorp                            732,117
    25,211  Firstar Corp.                                  586,156
     4,197  Golden West Financial Corporation              283,297
     6,602  Huntington Bancshares Inc.                     106,870
     4,248  JP Morgan & Co. Incorporated                   703,044
     5,887  Northern Trust Corporation                     480,159
     7,669  PNC Bank Corporation                           560,316
     4,465  SouthTrust Corporation                         181,670
     4,283  State Street Corp.                             531,991
     4,630  Summit Bancorp                                 176,808
     7,864  SunTrust Banks Inc.                            495,432
     7,547  Synovus Financial Corp.                        203,297
     3,579  Union Planters Corp.                           127,949
    19,980  US Bancorp                                     583,166
     5,401  Wachovia Corporation                           313,933
    14,307  Washington Mutual Inc.                         759,165
    45,354  Wells Fargo & Company                        2,525,651
                                                      ------------
                                                        15,912,200
                                                      ------------

BUILDING MATERIALS & CONSTRUCTION (.2%)
     1,998  Fluor Corp. (a)                                 66,059
     1,140  Kaufman & Broad Home Corp.                      38,404
     5,153  Leggett & Platt Inc.                            97,585
     2,724  Louisiana-Pacific Corp.                         27,581
    11,841  Masco Corp.                                    304,166
     1,633  McDermott International Inc.                    17,555
     1,075  Pulte Corp.                                     45,352
     2,269  Stanley Works                                   70,764
     2,680  Vulcan Materials Company                       128,305
                                                      ------------
                                                           795,771
                                                      ------------

CHEMICALS (1.1%)
     6,081  Air Products & Chemicals Inc.                  249,321
     1,841  Ashland Inc.                                    66,073
     2,012  Eastman Chemical Co.                            98,085
    27,675  EI du Pont de Nemours and Company            1,337,048
     3,393  Engelhard Corp.                                 69,132
       816  FMC Corp. (a)                                   58,497
     1,332  Great Lakes Chemical Corp.                      49,534
     2,807  Hercules Inc.                                   53,508
     2,628  International Flavors & Fragrances Inc.         53,381
     4,475  PPG Industries Inc.                            207,248
     4,207  Praxair Inc.                                   186,686
     5,833  Rohm & Haas Co.                                211,811

         STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
     2,046  Sigma-Aldrich Corporation                 $     80,433
    18,002  The Dow Chemical Company                       659,323
     3,587  Union Carbide Corp.                            193,025
                                                      ------------
                                                         3,573,105
                                                      ------------

COMMERCIAL SERVICE/SUPPLY (.9%)
     5,253  Allied Waste Industries Inc. (a)                76,497
       769  Ball Corp.                                      35,422
    19,345  Cendant Corp. (a)                              186,196
     1,566  Centex Corp.                                    58,823
     4,092  Convergys Corporation (a)                      185,419
     1,944  Deluxe Corp.                                    49,125
     7,961  Eastman Kodak Co.                              313,464
     8,168  Interpublic Group of Companies Inc.            347,651
     4,313  Moody's Corp. (a)                              110,790
     4,269  Pactiv Corp. (a)                                52,829
     6,692  Pitney Bowes Inc.                              221,673
     3,036  Quintinles Transnational (a)                    63,566
     4,710  Robert Half International Inc. (a)             124,815
     3,258  RR Donnelley & Sons Company                     87,966
     1,542  Snap-On Inc.                                    42,983
    12,044  Staples Inc. (a)                               142,270
    16,492  Waste Management Inc.                          457,653
     2,470  WW Grainger Inc.                                90,155
    17,716  Xerox Corporation                               81,937
                                                      ------------
                                                         2,729,234
                                                      ------------

COMPUTER SOFTWARE AND SERVICES (8.9%)
     6,377  Adobe Systems Inc.                             371,062
    61,978  America Online Inc. (a)                      2,156,834
     1,526  AutoDesk Inc.                                   41,107
    16,745  Automatic Data Processing Inc.               1,060,168
     6,514  BMC Software Inc. (a)                           91,196
     4,890  Cabletron Systems Inc. (a)                      73,656
     3,864  Ceridian Corp. (a)                              77,039
   190,968  Cisco Systems Inc. (a)                       7,304,526
    15,425  Computer Associates International Inc.         300,787
     4,464  Computer Sciences Corp. (a)                    268,398
     9,690  Compuware Corp. (a)                             60,562
     4,370  Comverse Technology Inc. (a)                   474,691
    58,052  EMC Corporation (a)                          3,860,458
   141,483  Microsoft Corporation (a)                    6,154,510
     8,709  Novell Inc. (a)                                 45,450
   148,521  Oracle Corporation (a)                       4,316,392
     7,579  PeopleSoft Inc. (a)                            281,844
     8,309  Unisys Corp. (a)                               121,519
    10,351  Veritas Software Corporation (a)               905,712
    14,818  Yahoo! Inc. (a)                                447,087
                                                      ------------
                                                        28,412,998
                                                      ------------

COMPUTERS (3.2%)
     8,627  Apple Computer Inc. (a)                        128,327

  SHARES                                                 VALUE
----------                                            ------------
    45,105  Compaq Computer Corporation               $    678,830
    68,643  Dell Computer Corp. (a)                      1,196,962
     8,584  Gateway Inc. (a)                               154,426
    52,471  Hewlett-Packard Company                      1,656,116
    46,553  International Business Machines
              Corporation                                3,957,005
    85,432  Sun Microsystems Inc. (a)                    2,381,417
                                                      ------------
                                                        10,153,083
                                                      ------------

CONSUMER & MARKETING (4.1%)
     1,485  Alberto-Culver Company                          63,577
     1,693  American Greetings Corp.                        15,978
     6,314  Avon Products Inc.                             302,283
     2,184  Black & Decker Corp.                            85,722
     2,293  Brunswick Corp.                                 37,691
     6,249  Clorox Co.                                     221,839
    15,188  Colgate-Palmolive Company                      980,385
     3,765  Danaher Corp.                                  257,432
     3,149  Darden Restaurants Inc.                         72,033
     3,367  Ecolab Inc.                                    145,412
     4,118  Fortune Brands Inc.                            123,540
     1,939  Harcourt General Inc.                          110,911
     4,575  Hasbro Inc.                                     48,609
    14,169  Kimberly Clark Corp.                         1,001,607
    11,320  Mattel Inc.                                    163,461
     2,036  Maytag Corp.                                    65,788
    34,791  McDonald's Corporation                       1,182,894
     7,069  Newell Rubbermaid Inc.                         160,820
    58,995  Philip Morris Companies Inc.                 2,595,780
     4,960  Starbucks Corp. (a)                            219,480
    27,951  The Gillette Company                         1,009,730
    34,590  The Procter & Gamble Company                 2,713,153
     3,878  Tricon Global Restaurants (a)                  127,974
     1,531  Tupperware Corp.                                31,290
    15,169  Unilever NV ADR                                954,699
     4,324  UST Inc.                                       121,342
     3,015  Wendy's International Inc.                      79,144
     1,766  Whirlpool Corp.                                 84,216
                                                      ------------
                                                        12,976,790
                                                      ------------

CONTAINERS & PACKAGING (.1%)
     1,381  Bemis Company Inc.                              46,350
     2,203  Sealed Air Corporation (a)                      67,192
     1,308  Temple-Inland Inc.                              70,142
                                                      ------------
                                                           183,684
                                                      ------------

ELECTRONIC/ELECTRICAL MFG. (7.6%)
     8,316  Advanced Micro Devices Inc. (a)                114,865
    21,521  Applied Materials Inc. (a)                     821,833
    11,331  Emerson Electric Co.                           893,024
   262,911  General Electric Company                    12,603,296
   178,566  Intel Corporation                            5,401,621

         STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
     4,935  KLA Tencor Corporation (a)                $    166,248
     8,406  Linear Technology Corp.                        388,778
     8,468  LSI Logic Corp. (a)                            144,718
    15,051  Micron Technology Inc. (a)                     534,311
     4,735  National Semiconductor Corp. (a)                95,292
     1,323  PerkinElmer Inc.                               138,915
     9,018  Raytheon Co.                                   280,122
     4,867  Rockwell International Corp.                   231,791
    45,899  Texas Instruments Inc.                       2,174,465
     1,518  Thomas & Betts Corp.                            24,573
     4,770  Vitesse Semiconductor Corp. (a)                263,841
                                                      ------------
                                                        24,277,693
                                                      ------------

FINANCIAL SERVICES (8.2%)
     2,795  AMBAC Financial Group Incorporated (a)         162,983
    35,290  American Express Company                     1,938,744
     2,825  Bear Stearns Companies Inc.                    143,192
     5,228  Capital One Financial Corp.                    344,068
    36,712  Charles Schwab Corp.                         1,041,703
     5,517  Charter One Financial Inc.                     159,303
     6,953  CIT Group Inc. (a)                             139,929
   133,379  Citigroup Inc.                               6,810,665
     3,031  Countrywide Credit Industries Inc.             152,308
     3,761  Equifax Inc.                                   107,894
    18,443  Federal Home Loan Mortgage Corp.             1,270,262
    26,731  Federal National Mortgage Association        2,318,914
    25,991  First Union Corp.                              722,875
    24,018  FleetBoston Financial Corp.                    902,176
     6,466  Franklin Resources Inc.                        246,355
     2,424  H&R Block Inc.                                 100,293
    12,497  Household International Inc.                   687,335
     5,470  Intuit Inc. (a)                                215,723
    11,296  KeyCorp                                        316,288
     6,323  Lehman Brothers Holdings Inc.                  427,593
     2,607  MBIA Inc.                                      193,244
    22,604  MBNA Corporation                               834,935
    12,947  Mellon Financial Corporation                   636,831
    21,498  Merrill Lynch & Company Inc.                 1,465,895
     2,828  MGIC Investment Corp.                          190,713
    29,739  Morgan Stanley Dean Witter & Co.             2,356,816
    16,145  National City Corp.                            464,169
     3,669  Old Kent Financial Corp.                       160,519
     9,882  Paychex Inc.                                   480,512
     7,586  Providian Financial Corp.                      436,195
     5,878  Regions Financial Corp.                        160,543
     5,904  Stilwell Financial Inc. (a)                    232,839
     3,219  T Rowe Price Group Inc.                        136,053
     6,388  UNUMProvident Corporation                      171,678
     4,353  USA Education Inc.                             296,004
                                                      ------------
                                                        26,425,549
                                                      ------------

  SHARES                                                 VALUE
----------                                            ------------

FOREST PRODUCTS (.4%)
     1,518  Boise Cascade Corp.                       $     51,043
     5,965  Georgia Pacific Corp.                          185,661
    12,777  International Paper Co.                        521,461
     2,673  Mead Corporation                                83,865
       763  Potlatch Corp.                                  25,608
     2,641  Westvaco Corp.                                  77,084
     5,816  Weyerhaeuser Co.                               295,162
     2,894  Willamette Industries Inc.                     135,837
                                                      ------------
                                                         1,375,721
                                                      ------------

HEALTH CARE (13.8%)
    41,037  Abbott Laboratories                          1,987,730
     3,748  Aetna Inc. (a)                                 153,902
     3,487  Allergan Inc.                                  337,585
     6,283  ALZA Corporation (a)                           267,028
    34,770  American Home Products Corp.                 2,209,634
    27,412  Amgen Inc. (a)                               1,752,655
     5,587  Applera Corp. - PE Biosystems Group            525,527
     1,392  Baush & Lomb Inc.                               56,289
     7,802  Baxter International Inc.                      689,014
     6,718  Becton Dickinson & Co.                         232,611
     3,921  Biogen Inc. (a)                                235,505
     4,733  Biomet Inc.                                    187,841
    10,756  Boston Scientific Corporation (a)              147,223
    51,880  Bristol-Myers Squibb Company                 3,835,878
     7,408  Cardinal Health Inc.                           738,022
     5,078  Chiron Corp. (a)                               225,971
     1,346  CR Bard Inc.                                    62,673
    29,911  Eli Lilly & Co.                              2,783,592
     2,327  Forest Laboratories Inc. (a)                   309,200
     8,168  Guidant Corp.                                  440,562
    14,657  HCA-The Healthcare Co.                         645,055
    10,247  HEALTHSOUTH Corp. (a)                          167,154
     4,483  Humana Inc. (a)                                 68,366
     7,790  IMS Health Inc.                                210,330
    36,882  Johnson & Johnson                            3,874,915
     4,479  King Pharmaceuticals Inc. (a)                  231,508
     2,689  Manor Care Inc. (a)                             55,461
     7,538  McKesson HBOC Inc.                             270,539
     5,591  Medimmune Inc. (a)                             266,621
    31,880  Medtronic Inc.                               1,924,755
    61,190  Merck & Co. Inc.                             5,728,914
   167,405  Pfizer Inc.                                  7,700,630
    34,218  Pharmacia Corporation                        2,087,298
    38,796  Schering Plough Corp.                        2,201,673
     2,254  St. Jude Medical Inc. (a)                      138,480
     5,190  Stryker Corp. (a)                              262,562
     8,412  Tenet Healthcare Corp.                         373,808
     8,456  UnitedHealth Group Inc.                        518,987
     2,727  Watson Pharmaceuticals Inc. (a)                139,588

         STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
     1,661  WellPoint Health Networks Inc. (a)        $    191,430
                                                      ------------
                                                        44,236,516
                                                      ------------

INSURANCE (4.0%)
     7,038  AFLAC Inc.                                     508,056
     6,675  American General Corporation                   544,013
    61,766  American International Group Inc.            6,087,811
     6,792  Aon Corporation                                232,626
     4,634  Chubb Corporation                              400,841
     4,075  Cigna Corp.                                    539,123
     4,268  Cincinnati Financial Corp.                     168,853
     8,546  Conseco Inc.                                   112,700
     2,740  Jefferson-Pilot Corp.                          204,815
     5,088  Lincoln National Corp.                         240,726
     2,614  Loews Corp.                                    270,712
     7,300  Marsh & McLennan Companies Inc.                854,100
    20,286  MetLife Inc. (a)                               710,010
     1,954  Progressive Corp.                              202,483
     3,381  Safeco Corp.                                   111,150
     5,772  St. Paul Companies Inc.                        313,492
    19,401  The Allstate Corporation                       845,156
     5,986  The Hartford Financial Services Group
              Inc.                                         422,761
     3,354  Torchmark Corp.                                128,919
                                                      ------------
                                                        12,898,347
                                                      ------------
LODGING & GAMING (.2%)
     3,103  Harrahs Entertainment Inc. (a)                  81,842
     9,771  Hilton Hotels Corp.                            102,596
     6,370  Marriott International Class A                 269,133
     5,125  Starwood Hotels Resorts (a)                    180,656
                                                      ------------
                                                           634,227
                                                      ------------

MACHINERY & MANUFACTURING (3.3%)
     2,928  Avery Dennison Corp.                           160,674
     2,704  BF Goodrich Co.                                 98,358
       571  Briggs & Stratton Corp.                         25,338
     9,125  Caterpillar Inc.                               431,727
    16,536  Conoco Inc. Class B                            478,511
     2,479  Cooper Industries Inc.                         113,879
    24,401  Corning Incorporated                         1,288,678
     1,584  Crane Co.                                       45,045
     1,097  Cummins Engine Company Inc.                     41,617
     6,220  Deere & Company                                284,954
     5,390  Dover Corp.                                    218,632
     1,853  Eaton Corp.                                    139,322
    21,157  Honeywell International Inc.                 1,000,991
     8,019  Illinois Tool Works Inc.                       477,632
     4,262  Ingersoll Rand Co.                             178,471
     2,276  Johnson Controls Inc.                          118,352
     1,233  Millipore Corp.                                 77,679
    10,461  Minnesota Mining & Manufacturing Co.         1,260,551
     1,088  National Service Industries Inc.                27,948

  SHARES                                                 VALUE
----------                                            ------------
     3,265  Pall Corporation                          $     69,585
     3,092  Parker Hannifin Corp.                          136,435
     3,769  Textron Inc.                                   175,259
     4,779  Thermo Electron Corp. (a)                      142,175
     1,633  Timken Co.                                      24,699
     3,300  TRW Inc.                                       127,875
    46,410  Tyco International Ltd.                      2,575,755
    12,432  United Technologies Corp.                      977,466
                                                      ------------
                                                        10,697,608
                                                      ------------

MEDIA & BROADCASTING (2.8%)
    15,513  Clear Channel Communications (a)               751,411
    23,953  Comcast Corp. Class A                        1,000,038
     2,326  Dow Jones & Company Inc.                       131,710
     6,993  Gannett Company Inc.                           440,996
     1,942  Knight-Ridder Inc.                             110,451
     5,188  McGraw Hill Companies Inc.                     304,147
     1,325  Meredith Corp.                                  42,648
     4,313  New York Times Co.                             172,790
     4,699  Omnicom Group Inc.                             389,430
    55,310  The Walt Disney Company                      1,600,533
    35,223  Time Warner Inc.                             1,840,050
     8,028  Tribune Co.                                    339,183
    40,145  Viacom Inc. Class B (a)                      1,876,779
                                                      ------------
                                                         9,000,166
                                                      ------------

MINING & METALS (.6%)
     8,576  Alcan Aluminium Ltd. ADR                       293,192
    22,950  ALCOA Inc.                                     768,825
     2,130  Allegheny Technologies Inc.                     33,814
    10,499  Barrick Gold Corp. ADR                         171,974
     4,018  Freeport-McMoRan
              Copper & Gold Inc. (a)                        34,404
     6,887  Homestake Mining Co.                            28,839
     4,819  INCO Limited ADR (a)                            80,766
     4,463  Newmont Mining Corporation                      76,150
     2,066  Nucor Corporation                               81,994
     2,080  Phelps Dodge Corp.                             116,090
     8,701  Placer Dome Inc. ADR                            83,747
     2,340  USX-US Steel Group                              42,120
     2,270  Worthington Industries Inc.                     18,302
                                                      ------------
                                                         1,830,217
                                                      ------------

OIL & GAS (7.1%)
     2,350  Amerada Hess Corporation                       171,697
     6,597  Anadarko Petroleum Corp.                       468,915
     3,277  Apache Corp.                                   229,595
     8,810  Baker Hughes Inc.                              366,166
     5,713  Burlington Resources Inc.                      288,507
     7,480  Calpine Corp. (a)                              337,068
    17,040  Chevron Corporation                          1,438,815
     5,709  Coastal Corp.                                  504,176

         STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
     3,405  Devon Energy Corporation                  $    207,603
     8,571  Dynegy Inc. (a)                                480,512
     6,161  El Paso Energy Corporation                     441,282
    19,810  Enron Corp.                                  1,646,706
     3,106  EOG Resources Inc. (a)                         169,859
    92,237  Exxon Mobil Corporation                      8,018,854
     2,505  Kerr-McGee Corp.                               167,678
     3,040  Kinder Morgan Inc. (a)                         158,650
     1,213  Nicor Inc.                                      52,386
     9,804  Occidental Petroleum Corp.                     237,747
       771  ONEOK Inc.                                      37,153
     6,773  Phillips Petroleum Co.                         385,214
     2,468  Rowan Companies Inc. (a)                        66,636
    56,894  Royal Dutch Petroleum Company ADR            3,445,643
    15,196  Schlumberger Ltd. ADR                        1,214,730
     2,261  Sunoco Inc.                                     76,167
    14,597  Texaco Inc.                                    906,839
     3,842  Tosco Corporation                              130,388
     5,590  Transocean Sedco Forex Inc. ADR (a)            257,140
     6,449  Unocal Corp.                                   249,496
     8,240  USX-Marathon Group                             228,660
    11,678  Williams Companies Inc.                        466,390
                                                      ------------
                                                        22,850,672
                                                      ------------

RETAILERS (5.8%)
    11,170  Albertsons Inc.                                296,005
     3,385  Autozone Inc. (a)                               96,473
     7,513  Bed Bath & Beyond Inc. (a)                     168,103
     5,510  Best Buy Inc. (a)                              162,889
    15,505  Carnival Corp.                                 477,748
     5,374  Circuit City Stores Inc.                        61,801
     2,862  Consolidated Stores Corp. (a)                   30,409
    11,872  Costco Wholesale (a)                           474,138
    10,391  CVS Corp.                                      622,811
     2,483  Dillard's Inc.                                  29,330
     8,738  Dollar General Corp.                           164,930
     5,362  Federated Department Stores Inc. (a)           187,670
    22,546  GAP Inc.                                       574,923
    61,454  Home Depot Inc.                              2,807,680
     7,000  JC Penney Inc.                                  76,125
    12,906  K-Mart Corp. (a)                                68,563
     8,803  Kohls Corp. (a)                                536,983
    21,837  Kroger Co. (a)                                 590,964
    11,294  Limited Inc.                                   192,704
       993  Longs Drug Stores Corp.                         23,956
    10,159  Lowe's Companies Inc.                          452,076
     7,901  May Department Stores Co.                      258,758
     3,418  Nordstrom Inc.                                  62,165
     8,030  Office Depot Inc. (a)                           57,214
     4,935  Radioshack Corporation                         211,280
    13,298  Safeway Inc. (a)                               831,125
     8,865  Sears Roebuck & Co.                            308,059

  SHARES                                                 VALUE
----------                                            ------------
     4,270  Sherwin Williams Co.                      $    112,354
    23,780  Target Corporation                             766,905
     3,873  Tiffany & Co. (a)                              122,484
     7,465  TJX Companies Inc.                             207,154
     5,415  Toys R Us Inc. (a)                              90,363
   118,518  Wal-Mart Stores Inc.                         6,296,269
    26,882  Walgreen Co.                                 1,124,004
     3,725  Winn Dixie Stores Inc.                          72,172
                                                      ------------
                                                        18,616,587
                                                      ------------

TECHNOLOGY (3.7%)
     2,603  Adaptec Inc. (a)                                26,681
    12,020  Agilent Technologies Inc. (a)                  658,095
    10,513  Altera Corp. (a)                               276,623
     5,199  American Power Conversion Corp. (a)             64,338
     9,490  Analog Devices Inc. (a)                        485,769
     7,800  Applied Micro Circuits Corp. (a)               585,366
     7,388  Avaya Inc. (a)                                  76,189
     6,243  Broadcom Corp. (a)                             527,534
     7,140  Broadvision Inc. (a)                            84,341
     4,910  Citrix Systems Inc. (a)                        110,475
    12,413  Electronic Data Systems Corporation            716,851
    10,486  First Data Corp.                               552,481
    25,514  JDS Uniphase Corp. (a)                       1,063,615
     3,375  Lexmark International Group Inc. (a)           149,555
     7,545  Maxim Integrated Products Inc. (a)             360,745
     2,150  Mercury Interactive Corp. (a)                  194,038
     5,189  Molex Inc.                                     184,210
     2,558  NCR Corporation (a)                            125,662
     8,384  Network Appliance Inc. (a)                     538,541
     3,485  Novellus Systems Inc. (a)                      125,242
    15,018  Palm Inc. (a)                                  425,197
     7,223  Parametric Technology Corp. (a)                 97,059
     2,084  Power-One Inc. (a)                              81,927
     2,430  Q Logic Corp. (a)                              187,110
    19,838  QUALCOMM Inc. (a)                            1,630,436
     3,426  Sabre Holdings Corporation (a)                 147,746
     4,019  Sanmina Corp. (a)                              307,956
     3,218  Sapient Corporation (a)                         38,415
    11,399  Siebel Systems Inc. (a)                        772,282
    16,888  Solectron Corp. (a)                            572,503
     3,880  Symbol Technologies Incorporated (a)           139,680
     2,528  Tektronix Inc.                                  85,162
     4,629  Teradyne Inc. (a)                              172,430
     8,748  Xilinx Inc. (a)                                403,502
                                                      ------------
                                                        11,967,756
                                                      ------------

TELECOM & TELECOM EQUIPMENT (7.2%)
    20,481  ADC Telecommunications Inc. (a)                371,218
     8,295  Alltel Corporation                             517,919
     2,178  Andrew Corp. (a)                                47,372
    99,587  AT&T Corp.                                   1,724,100

         STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
    49,564  BellSouth Corporation                     $  2,029,026
     3,737  CenturyTel Inc.                                133,598
     6,050  Conexant Stytems Inc. (a)                       93,019
    23,494  Global Crossing Ltd. (a)                       336,258
    88,604  Lucent Technologies Inc.                     1,196,154
    57,960  Motorola Inc.                                1,173,690
    20,219  Nextel Communications Inc. (a)                 500,420
    82,182  Nortel Networks Corp. ADR                    2,634,960
    43,943  Qwest Communications International Inc.
              (a)                                        1,801,663
    89,814  SBC Communications Inc.                      4,288,619
     4,274  Scientific-Atlanta Inc.                        139,172
    23,460  Sprint FON Group                               476,531
    24,741  Sprint PCS Group (a)                           505,644
    10,894  Tellabs Inc. (a)                               615,511
    71,613  Verizon Communications                       3,589,602
    76,390  WorldCom Inc. (a)                            1,069,460
                                                      ------------
                                                        23,243,936
                                                      ------------

TEXTILES & CLOTHING (.2%)
     1,370  Liz Claiborne Inc.                              57,026
     7,162  Nike Inc.                                      399,729
     1,514  Reebok International Ltd. (a)                   41,393
     3,006  VF Corp.                                       108,937
                                                      ------------
                                                           607,085
                                                      ------------

TRANSPORTATION (.4%)
    10,476  Burlington Northern Santa Fe Corp.             296,602
     1,943  Cooper Tire & Rubber Co.                        20,644
     5,761  CSX Corp.                                      149,426
     7,568  FedEx Corp. (a)                                302,417
    10,178  Norfolk Southern Corp.                         135,495
     1,587  Ryder System Inc.                               26,384
     6,580  Union Pacific Corp.                            333,935
                                                      ------------
                                                         1,264,903
                                                      ------------

UTILITIES & ENERGY (2.7%)
     2,930  Allegheny Energy Incorporated (a)              141,189
     3,644  Ameren Corporation                             168,763
     8,546  American Electric Power Company Inc.           397,389
     4,219  Cinergy Corp.                                  148,192
     3,205  CMS Energy Corporation                         101,558
     5,623  Consolidated Edison Inc.                       216,486
     3,995  Constellation Energy Group Inc.                180,025
     6,341  Dominion Resources Inc.                        424,847
     3,788  DTE Energy Co.                                 147,495
     9,785  Duke Energy Corporation                        834,171
     8,646  Edison International                           135,094

  SHARES                                                 VALUE
----------                                            ------------
     5,915  Entergy Corporation                       $    250,278
     8,443  Exelon Corp.                                   592,783
     5,951  FirstEnergy Corp.                              187,828
     4,695  FPL Group Inc.                                 336,866
     3,218  GPU Inc.                                       118,463
    11,742  Haliburton Co.                                 425,648
     3,576  KeySpan Corporation (a)                        151,533
     3,896  Nabors Industries Inc. (a)                     230,448
     4,279  Niagara Mohawk Holdings Inc. (a)                71,406
     5,412  NiSource Inc. (a)                              166,419
       943  Peoples Energy Corp.                            42,199
    10,273  PG&E Corporation                               205,460
     2,225  Pinnacle West Capital Corp.                    105,966
     3,841  PPL Corporation                                173,565
     5,452  Progress Energy Inc.                           268,170
     5,692  Public Service Enterprise Group Inc.           276,774
     7,825  Reliant Energy Inc.                            338,920
     5,430  Sempra Energy                                  126,248
    12,164  The AES Corporation (a)                        673,582
    17,937  The Southern Company                           596,405
     6,854  TXU Corporation                                303,718
     9,037  Xcel Energy Inc.                               262,638
                                                      ------------
                                                         8,800,526
                                                      ------------
TOTAL COMMON STOCKS
  (cost $317,191,624)                                  311,442,635

PRINCIPAL
  AMOUNT
----------
SHORT-TERM INVESTMENTS (3.1%)
$9,990,000  U.S. Treasury Bills, 5.280% and 6.180%,
              February and March, 2001
              (cost $9,915,502)                          9,920,633
                                                      ------------

TOTAL INVESTMENTS (100.2%)
  (cost $327,107,126)                                  321,363,268

LIABILITIES, NET OF CASH AND OTHER ASSETS (-0.2%)
                                                          (617,569)
                                                      ------------
NET ASSETS (100.0%)                                   $320,745,699
                                                      ============

Notes:

(a)  Non-income producing security.

At December 31, 2000, net unrealized depreciation of $6,269,355 consisted of gross unrealized appreciation of $38,619,174 and gross unrealized depreciation of $44,888,529 based on cost of $327,632,623 for federal income tax purposes.

                See accompanying notes to financial statements.

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000


  SHARES                                                 VALUE
----------                                            ------------
COMMON STOCKS (99.0%)
COMMERCIAL SERVICE/SUPPLY (6.9%)
     3,102  24/7 Media Inc. (a)                       $      1,648
     2,593  ABM Industries Inc.                             79,411
     8,400  ACNielsen Corp. (a)                            304,500
     2,756  Administaff Inc. (a)                            74,963
     1,200  Advanced Marketing Services Inc. (a)            20,850
     2,522  ADVO Inc. (a)                                  111,914
     1,993  Alliant Techsystems Inc. (a)                   133,033
     1,548  AMERCO (a)                                      30,379
     4,731  AnswerThink Consulting Group Inc. (a)           17,150
     3,500  APAC Customer Services Inc. (a)                 12,906
     3,100  Aurora Biosciences Corp. (a)                    97,456
     1,400  Avenue A Inc. (a)                                2,537
     4,600  Ball Corp.                                     211,887
     3,859  Banta Corp.                                     98,096
     4,012  Billing Concepts Corp. (a)                       8,024
     4,900  Blyth Inc. (a)                                 118,212
     3,008  Career Education Corp. (a)                     117,688
     1,763  CDI Corp. (a)                                   25,784
     8,800  Centex Corp.                                   330,550
     3,103  Central Garden & Pet Co. (a)                    21,333
     7,949  Century Business Services Inc. (a)               8,943
     4,264  Checkpoint Systems Inc. (a)                     31,713
     5,113  Citadel Communications Corp. (a)                61,356
     3,700  Concord Camera Corp. (a)                        61,050
       800  Corvel Corporation (a)                          27,700
     2,161  Crestline Capital Corp. (a)                     55,646
     4,887  Cumulus Media Inc. (a)                          17,715
    12,600  Dial Corporation                               138,600
     3,329  Diamondcluster International
              Incorporated (a)                             101,534
     4,029  Dollar Thrifty Automotive Group
              Inc. (a)                                      75,544
     2,122  DVI Inc. (a)                                    36,207
     1,900  eBenX Inc. (a)                                  12,825
     2,200  Edison Schools Inc. (a)                         69,300
     1,403  Electric Lightwave Inc. (a)                      4,647
     2,186  Electro Rent Corp. (a)                          30,877
     1,461  Emcor Group Inc. (a)                            37,255
     2,300  Energy Conversion Devices Inc. (a)              46,575
     1,600  EpicEdge Inc. (a)                                  600
     4,044  Equity Inns Inc.                                25,022
     1,800  Esco Technologies Inc. (a)                      37,237
     2,837  First Consulting Group Inc. (a)                 13,476
     1,500  FuelCell Energy Inc. (a)                       102,844
     1,866  FYI Inc. (a)                                    68,809
    11,300  Gartner Group Inc. (a)                          77,970
     2,641  Gaylord Entertainment Co. Class A               55,131
     4,755  General Cable Corp.                             21,100
     1,600  Hall, Kinion & Associates Inc. (a)              32,200
     2,860  Heidrick & Struggles International
              Inc. (a)                                     120,299
     1,400  Horizon Offshore Inc. (a)                       27,650
     2,800  HotJobs.com Ltd. (a)                            32,025
     3,869  IDT Corporation (a)                             78,831

  SHARES                                                 VALUE
----------                                            ------------
     1,600  II-VI Inc. (a)                            $     24,300
     1,600  Insurance Auto Auctions Inc. (a)                19,200
     5,135  Integrated Electrical Services Inc. (a)         30,489
     1,400  Interlink Electronics Inc. (a)                  17,762
     2,671  Interlogix Inc (a)                              50,415
     1,977  Interpool Inc.                                  33,733
     3,425  Jacobs Engineering Group Inc. (a)              158,192
     3,828  John H Harland Co.                              54,070
     4,987  Jones Lang LaSalle Inc. (a)                     69,195
     3,373  Jupiter Media Metrix Inc. (a)                   31,411
     1,200  Keithley Instruments Inc. (a)                   51,675
     1,107  kforce.com Inc. (a)                              3,390
     5,469  Korn Ferry International (a)                   116,216
     5,085  Labor Ready Inc. (a)                            16,844
     4,500  Lancaster Colony Corp.                         126,281
     9,800  Lear Corp. (a)                                 243,162
     6,817  Lee Enterprises Incorporated Class B           203,232
       700  Liberty Livewire Corp. Class A (a)               5,381
     1,915  Maximus Inc. (a)                                66,905
     1,313  McGrath Rentcorp                                25,439
     1,521  MemberWorks Inc. (a)                            32,321
     1,200  META Group Inc. (a)                              7,800
     9,300  Metrocall Inc. (a)                               4,360
     9,265  Metromedia International Group Inc. (a)         24,089
     2,658  Midas Group Inc.                                31,730
     5,299  Milacron Inc.                                   85,115
    12,000  Modis Professional Services Inc. (a)            49,500
     6,000  Mohawk Industries Inc. (a)                     164,250
     1,000  Nanometrics Inc. (a)                            13,813
     5,000  National Data Corp.                            183,125
     4,479  NationsRent Incorporated (a)                     6,998
     5,403  Navigant Consulting Inc. (a)                    20,599
     3,059  NCO Group Inc. (a)                              92,917
     1,966  New England Business Service Inc.               35,879
     3,546  On Assignment Inc. (a)                         101,061
     1,457  On Command Corporation(a)                       12,749
     1,500  Organic Incorporated (a)                         1,219
     7,300  Packaging Corporation of America (a)           117,712
     1,700  Packard BioScience Company (a)                  19,762
    25,600  Pactiv Corp. (a)                               316,800
     4,602  Paxson Communications Corp. (a)                 54,936
     3,337  Penton Media Inc.                               89,682
     3,000  Pericom Semiconductor Corp. (a)                 55,500
     1,600  Photon Dynamics Inc. (a)                        36,000
     6,217  Polaroid Corp.                                  36,136
    14,429  PolyOne Corporation (a)                         84,770
     1,442  Primex Technologies Inc.                        45,964
     2,476  ProBusiness Services Inc. (a)                   65,769
       827  Professional Detailing Inc. (a)                 87,468
     3,200  Prosoft Training.com (a)                        38,800
     3,259  PS Business Parks Inc.                          90,600
     1,258  Pulitzer Inc.                                   58,937
     1,500  Research Frontiers Inc. (a)                     26,250

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
     4,472  RH Donnelley Corp. (a)                    $    108,725
     4,200  Robotic Vision Systems Inc. (a)                 11,550
     2,602  Rollins Inc.                                    52,203
     1,222  Saga Communications Inc. (a)                    18,177
     1,800  SBS Technologies Inc. (a)                       53,887
    10,994  Sensormatic Electronics Corp. (a)              220,567
    32,900  Service Corp. International                     57,575
     6,943  Sinclair Broadcast Group Inc. (a)               69,647
     5,256  Sirius Satellite Radio Inc. (a)                157,352
     6,940  Sitel Corp. (a)                                 19,953
     8,900  Snap-On Inc.                                   248,087
     5,100  Sodexho Marriott Services Inc.                 112,837
     6,000  Sotheby's Holdings Inc.                        139,125
     1,714  Source Infomation Management Company (a)         6,427
     9,450  Spherion Corporation (a)                       106,903
     2,300  Standard Microsystems Corp. (a)                 46,575
     2,423  Standard Register                               34,528
     1,129  StarTek Inc. (a)                                17,358
     2,106  Stericycle Inc. (a)                             80,291
     9,800  Stewart Enterprises Inc.                        18,682
     2,500  Superconductor Technologies (a)                  9,062
     1,600  Surmodics Inc. (a)                              58,900
     4,600  Sylan Learning Systems Inc. (a)                 68,137
     5,700  Teleflex Inc.                                  251,869
     1,997  The Ackerley Group Inc.                         17,973
     1,700  The Management Network Group Inc. (a)           20,187
     1,900  Therma-Wave Inc. (a)                            26,600
     3,500  Trico Marine Services Inc. (a)                  54,031
     5,200  United Rentals Inc. (a)                         69,875
       591  United Television Inc.                          68,556
     1,900  Universal Display Corp. (a)                     13,656
     2,400  Universal Electronics Inc. (a)                  37,050
     2,223  URS Corp. (a)                                   32,650
     2,400  Ventiv Health Inc. (a)                          30,150
     7,000  Viasystems Group Inc. (a)                       58,187
     5,417  Washington Group International Inc. (a)         44,352
     1,700  Woodhead Industries Inc.                        33,362
     1,806  Young Broadcasting Inc. (a)                     60,473
                                                      ------------
                                                         9,304,424
                                                      ------------

CONSUMER DISCRETIONARY (11.7%)
     1,500  4 Kids Entertainment Inc. (a)                   13,406
     2,830  Aaron Rents Inc.                                39,797
    14,500  Abercrombie & Fitch Co. (a)                    290,000
     1,200  Acme Communications Inc. (a)                    10,950
     1,510  Agribrands International Inc. (a)               80,785
     5,600  Alberto-Culver Company                         239,750
     1,497  American Axle & Manufacturing
              Holdings Inc. (a)                             11,882
     2,104  American Classic Voyages Co. (a)                29,456
     3,500  American Eagle Outfitters Inc. (a)             147,875
     9,900  American Greetings Corp.                        93,431

  SHARES                                                 VALUE
----------                                            ------------
     2,620  American Italian Pasta Co. (a)            $     70,249
     4,397  Ames Department Stores Inc. (a)                  6,321
     1,860  Anchor Gaming Inc. (a)                          72,540
     4,049  AnnTaylor Stores Corporation (a)               100,972
     3,569  Applebee's International Inc.                  112,200
     3,427  Applica Incorporated (a)                        16,707
     3,070  Argosy Gaming Co. (a)                           58,906
     2,300  Audiovox Corp.(a)                               20,700
     1,600  Aurora Foods Inc. (a)                            3,900
     5,598  Aztar Corporation (a)                           72,424
     3,847  Bally Total Fitness Holding Corp. (a)          130,317
     7,400  Barnes & Noble Inc. (a)                        196,100
     3,420  barnesandnoble.com Inc. (a)                      4,489
     1,800  Beasley Broadcast Group Inc. (a)                14,962
     5,135  Bob Evans Farms Inc.                           109,440
     4,850  Boca Resorts Inc. (a)                           69,719
    11,768  Borders Group Inc. (a)                         137,539
     5,511  Bowne & Co. Inc.                                58,210
     4,606  Boyd Gaming Corp. (a)                           15,833
     1,890  Bright Horizons Family Solutions
              Inc. (a)                                      49,376
     3,162  Brown Shoe Company Inc.                         41,106
     1,100  BUCA Inc. (a)                                   16,156
     1,321  Buckle Inc. (a)                                 23,200
     3,010  Burlington Coat Factory Warehouse Corp.         57,002
     1,479  Bush Industries Inc.                            17,193
     1,500  BUY.COM Inc. (a)                                   984
     2,400  Calico Commerce Inc. (a)                         2,325
     1,800  California Amplifier Inc. (a)                   16,650
    11,474  Callaway Golf Company                          213,703
     3,200  Casella Waste Systems Inc. (a)                  27,800
     6,802  Casey's General Stores Inc.                    101,605
     3,944  Cash America International Inc.                 17,255
     2,030  Cato Corporation                                27,912
     8,236  CBRL Group Inc.                                149,792
     4,179  CEC Entertainment Inc. (a)                     142,608
     1,941  Central Parking Corp.                           38,820
     1,711  Championship Auto Racing Teams Inc. (a)         35,931
    12,463  Charming Shoppes Inc. (a)                       74,778
     2,091  Cheap Tickets Inc. (a)                          20,387
     4,053  Cheesecake Factory Inc. (a)                    155,534
     2,134  Chico's FAS Inc. (a)                            44,547
     2,635  Children's Place Retail Stores Inc. (a)         53,359
     4,214  Chiquita Brands International Inc.               4,214
     7,942  Choice Hotels International Inc. (a)           108,706
     1,691  Churchill Downs Inc.                            50,413
     6,200  Claire's Stores Inc.                           111,212
     1,262  Columbia Sportswear Co. (a)                     62,784
     3,526  Consolidated Products Inc. (a)                  24,241
     5,614  Copart Inc. (a)                                120,701
     1,400  Corinthian Colleges Inc. (a)                    53,112
     2,864  Corporate Executive Board Co. (a)              113,889
     3,185  Cost Plus Inc. (a)                              93,559
     1,500  Crown Media Holdings Incorporated (a)           30,469

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
     2,415  CSK Auto Corporation (a)                  $      9,358
     1,011  CSS Industries Inc. (a)                         21,484
     8,105  Del Monte Foods Company (a)                     58,761
    14,300  Dillard's Inc.                                 168,919
     2,017  Direct Focus Inc. (a)                           67,696
     2,106  Dover Downs Entertainment Inc.                  23,561
     2,495  Dress Barn Inc. (a)                             72,355
     2,200  Drugstore.com Inc. (a)                           1,994
     2,673  Duane Reade Inc. (a)                            81,694
     3,133  Education Management Corp. (a)                 112,005
       956  Electronics Boutique Holdings Corp. (a)         16,730
     5,824  Ethan Allen Interiors Inc.                     195,104
     6,800  eToys Inc. (a)                                   1,275
     1,900  Expedia Inc. (a)                                18,169
    10,164  Extended Stay America Inc. (a)                 130,607
     1,906  Factory 2-U Stores Inc. (a)                     63,136
     6,554  Fairfield Communities Inc. (a)                  92,166
     2,978  Fedders Corporation                             13,773
     2,648  Footstar Inc. (a)                              131,076
     2,388  Fossil Inc. (a)                                 34,589
     1,500  Fred's Inc.                                     31,594
     4,000  Frontline Capital Group (a)                     53,188
     7,852  Furniture Brands International Inc. (a)        165,383
     3,209  G&K Services Inc.                               90,253
     1,432  GC Companies Inc. (a)                            2,864
     3,325  Genesco Inc. (a)                                81,255
     2,900  Great Atlantic & Pacific Tea Company
              Inc.                                          20,300
        58  Grey Global Group Inc.                          37,700
     2,422  Group 1 Automotive Inc. (a)                     22,706
     1,082  Guess ? Inc. (a)                                 5,748
     3,605  Guitar Center Inc. (a)                          41,007
     5,681  Ha-Lo Industries Inc. (a)                       12,782
     4,086  Handleman Company (a)                           30,645
    11,788  Hanover Direct Inc. (a)                          4,421
     2,846  Haverty Furniture Companies Inc.                28,104
     2,069  Herbalife International Inc.                    15,776
     6,300  Hollinger International Inc.                   100,013
     5,043  Hollywood Entertainment Corp. (a)                5,358
     7,800  HON Industries Inc.                            198,900
     2,400  Hot Topic Inc. (a)                              39,450
       900  Hotel Reservations Network (a)                  25,537
     4,100  Houghton Mifflin Co.                           190,137
     2,986  IHOP Corp. (a)                                  64,759
    17,100  IKON Office Solutions Inc.                      42,750
     1,344  Information Holdings Inc. (a)                   31,500
     5,900  Insight Communications Co. Inc. (a)            138,650
     4,856  Insight Enterprises Inc. (a)                    87,105
     4,306  InterTAN Inc. (a)                               50,057
     3,600  Isle of Capri Casinos Inc. (a)                  38,250
     2,127  ITT Educational Services Inc. (a)               46,794
     5,571  Jack in the Box (a)                            163,996
     3,277  Jakks Pacific Inc. (a)                          29,903
     6,400  John Wiley & Sons Inc.                         137,600

  SHARES                                                 VALUE
----------                                            ------------
     6,840  Journal Register Co. (a)                  $    109,868
     3,683  Kellwood Company                                77,803
     2,301  Kelly Services Inc. Class A                     54,361
     1,246  Kenneth Cole Productions Inc. (a)               50,151
       500  Krispy Kreme Doughnuts Inc. (a)                 41,500
     8,922  La-Z-Boy Incorporated                          140,521
     5,560  Landry's Seafood Restaurants Inc.               55,252
     2,309  Lands' End Inc. (a)                             58,002
     1,663  Learning Tree International (a)                 82,318
     1,993  Libbey Inc.                                     60,537
     6,100  Linens 'n Things Inc. (a)                      168,512
     1,700  LodgeNet Entertainment Corp. (a)                29,962
     4,280  Lone Star Steakhouse & Saloon Inc.              41,195
     2,828  Luby's Inc.                                     16,968
     6,564  Mail-Well Inc. (a)                              28,307
     1,500  Martha Stewart Living Omnimedia
              Inc. (a)                                      30,094
     1,300  Meade Instruments Corp. (a)                      8,531
     2,700  Media General Inc.                              98,280
     3,100  Mediacom Communications Corp. (a)               53,281
     1,500  Mediaplex Inc. (a)                               1,219
     5,600  Meredith Corp.                                 180,250
     5,023  Michaels Stores Inc. (a)                       133,109
     1,400  Mobile Mini Inc. (a)                            32,200
     1,826  Morrison Managment Specialists Inc.             63,746
     3,000  MP3.com Inc. (a)                                10,781
     4,465  Musicland Stores Corp. (a)                      55,254
     4,491  Nautica Enterprises Inc. (a)                    68,418
     5,600  Neiman-Marcus Group Inc. (a)                   199,150
     1,900  Neoforma.com Inc. (a)                            1,544
     3,400  Network Commerce Inc. (a)                        2,550
     1,500  NPC International Inc. (a)                      16,219
     6,400  Nu Skin Enterprises Inc. (a)                    34,000
     2,066  O'Charley's Inc. (a)                            36,801
     3,458  Oakley Inc. (a)                                 46,683
    14,728  OfficeMax Inc. (a)                              42,343
     7,721  Ogden Corp.                                    118,710
     2,538  Oneida Ltd.                                     47,112
     1,900  Onvia.com Incorporated (a)                       1,603
     1,518  Oshkosh B'Gosh Inc.                             28,083
     4,819  Pacific Sunwear of California Inc. (a)         123,487
     2,765  Papa Johns International Inc. (a)               61,521
     3,300  Payless ShoeSource Inc. (a)                    233,475
     1,300  Penn National Gaming Inc. (a)                   13,244
    13,183  PETsMART Inc. (a)                               37,901
     1,057  PF Chang's China Bistro Inc. (a)                33,229
     3,790  Phillips-Van Heusen Corp.                       49,270
    14,636  Pier 1 Imports Inc.                            150,934
     3,238  Pinnacle Entertainment Inc. (a)                 43,713
     6,620  Pinnacle Systems Inc. (a)                       48,822
     3,449  Playboy Enterprises Inc. Class B (a)            34,274
     7,900  Polo Ralph Lauren Corp. (a)                    176,269
     2,985  Pre-Paid Legal Services Inc. (a)                76,117
     6,894  Prime Hospitality Corp. (a)                     80,143

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
     2,100  Private Media Group Inc. (a)              $     16,209
     3,000  PurchasePro.com Inc. (a)                        52,500
     3,467  Quiksilver Inc. (a)                             67,173
     2,462  Rare Hospitality International Inc. (a)         54,933
     6,779  Reebok International Ltd. (a)                  185,338
     2,700  Regent Comunications Inc. (a)                   16,031
     5,648  Regis Corporation                               81,896
     2,599  Rent-A-Center Inc. (a)                          89,665
     3,418  Rent-Way Inc. (a)                               15,167
     1,800  Revlon Inc. (a)                                  8,928
     8,840  Ruby Tuesday Inc.                              134,810
     1,608  Russ Berrie & Company Inc.                      33,969
     4,028  Russell Corp.                                   62,182
     4,925  Ryan's Family Steak Houses Inc. (a)             46,480
     3,700  Salem Communications Corp. (a)                  55,269
     1,648  Salton Inc. (a)                                 34,093
     2,228  Scholastic Corporation (a)                     197,457
     2,447  School Speciality Inc. (a)                      49,093
     2,800  SciQuest.com Inc. (a)                            3,675
     2,199  SCP Pool Corporation (a)                        66,107
     4,645  ShopKo Stores Inc. (a)                          23,225
     2,000  Skechers U.S.A. Inc. (a)                        31,000
     2,600  Sonic Automotive Inc. (a)                       17,875
     3,763  Sonic Corporation (a)                           87,725
     4,600  Spanish Broadcasting System Inc. (a)            23,000
     2,300  Speedway Motorsports Inc. (a)                   55,200
     2,113  Spiegel Inc.                                     9,112
     1,788  Springs Industries Inc. Class A                 57,998
     3,600  Stamps.com Inc. (a)                             10,013
     5,030  Station Casinos Inc. (a)                        75,136
     4,287  Stein Mart Inc. (a)                             49,836
     2,000  Steven Madden Ltd. (a)                          15,250
     4,148  Storage USA Inc.                               131,699
     1,057  Strayer Education Inc.                          27,020
     5,474  Stride Rite Corp.                               38,318
     2,411  Sturm Ruger & Company Inc.                      22,754
     9,859  Sunbeam Corp. (a)                                3,081
     5,498  SunGlass Hut International Inc. (a)             28,177
     5,301  Systemax Inc. (a)                                6,626
     9,610  The Boyds Collection Ltd. (a)                   89,493
     3,630  The Marcus Corporation                          50,366
     2,600  The McClatchy Co.                              110,662
     4,753  The Men's Wearhouse Inc. (a)                   129,519
     5,259  The Pep Boys-Manny Moe & Jack                   19,064
     2,976  Timberland Company (a)                         199,020
     2,500  TiVo Inc. (a)                                   13,437
     4,800  Too Inc. (a)                                    60,000
     5,718  Topps Company Inc. (a)                          52,534
     5,179  Trans World Entertainment Corp. (a)             46,287
     2,053  Travelocity.com Inc. (a)                        24,893
       686  Trendwest Resorts Inc. (a)                      18,522
     1,892  Triarc Companies Inc. (a)                       45,881
     1,514  Tuesday Morning Corp. (a)                        8,043

  SHARES                                                 VALUE
----------                                            ------------
     8,592  Tupperware Corp.                          $    175,599
     3,048  Tweeter Home Entertainment
              Group Inc. (a)                                37,148
     1,400  Ultimate Electronics Inc. (a)                   30,712
     3,693  United Auto Group Inc. (a)                      24,697
     1,759  United Natural Foods Inc. (a)                   31,002
     4,845  United Stationers Inc. (a)                     116,280
     2,662  Vail Resorts Inc. (a)                           62,391
     2,856  Value City Department Stores Inc. (a)           14,994
     5,632  ValueVision International Inc. (a)              71,104
     2,000  Vans Inc. (a)                                   33,875
     2,008  Vector Group Ltd.                               31,751
    21,400  Venator Group Inc. (a)                         331,700
     2,700  Ventro Corp. (a)                                 2,700
     2,172  Wackenhut Corporation                           29,322
     5,900  Warnaco Group Inc.                               9,956
     1,632  WD-40 Company                                   31,722
     6,000  WestPoint Stevens Inc.                          44,940
     1,870  Whitehall Jewellers Inc. (a)                    13,207
     4,120  Whole Foods Market Inc. (a)                    251,835
     1,700  Wilsons The Leather Experts (a)                 23,800
     3,300  Wink Communications Inc. (a)                    19,800
     3,568  WMS Industries Inc. (a)                         71,806
     6,414  Wolverine World Wide Inc.                       97,813
     2,300  World Wrestling Federation Entertainment
              (a)                                           36,800
     3,723  Worldpages.com Incorporated (a)                 10,006
     1,700  XM Satellite Radio Holdings (a)                 27,306
     2,000  Yankee Candle Co. (a)                           22,125
     5,200  Zale Corp. (a)                                 151,125
                                                      ------------
                                                        15,823,994
                                                      ------------

CONSUMER STAPLES (2.0%)
     1,690  99 Cents Only Stores (a)                        46,264
     2,098  Block Drug Company Inc.                        110,538
     5,704  Church & Dwight Company Inc.                   126,914
       290  Coca-Cola Bottling Co.                          10,984
     2,090  Constellation Brands Inc. (a)                  122,787
     5,106  Corn Products International Inc.               148,393
     5,300  Dean Foods Company (a)                         162,644
     7,000  Dole Food Co. Inc.                             114,625
     2,528  Dreyer's Grand Ice Cream Inc.                   81,528
     6,446  Earthgrains Company                            119,251
     6,420  Fleming Companies Inc.                          75,836
     4,986  Hain Celestial Group Inc. (a)                  162,045
     2,553  Ingles Markets Inc.                             25,690
     2,298  International Multifoods Corp.                  46,678
     5,400  Interstate Bakeries Corp.                       75,937
     3,550  JM Smucker Co.                                  99,222
     3,311  Lance Inc.                                      41,905
     4,400  Longs Drug Stores Corp.                        106,150
     2,006  Michael Foods Inc.                              60,431
     2,294  Performance Food Group Co. (a)                 117,603

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
     2,909  Pilgrim's Pride Corp. Class A             $     22,727
     4,548  Playtex Products Inc. (a)                       43,775
     4,286  Ralcorp Holdings Inc. (a)                       70,183
     1,100  Rica Foods Inc. (a)                              5,912
     1,042  Riviana Foods Inc.                              20,449
     1,225  Robert Mondavi Corp. (a)                        66,303
     4,573  Ruddick Corporation (a)                         52,304
     1,500  Seminis Inc. (a)                                   937
     6,562  Sensient Technologies Corp.                    149,285
     2,500  Smart & Final Inc.                              21,250
     8,432  Smithfield Foods Inc. (a)                      256,333
     3,987  Universal Corporation                          139,545
     2,822  Wild Oats Markets Inc. (a)                      11,994
                                                      ------------
                                                         2,716,422
                                                      ------------

DURABLE PRODUCTS (4.2%)
     4,811  Actuant Corporation                             14,433
     1,500  ADE Corp. (a)                                   26,437
     2,300  Advanced Lighting Technologies Inc. (a)         15,237
     5,098  Asyst Technology Corp. (a)                      68,504
     3,935  Baldor Electric Co.                             83,127
     4,176  Blount International Inc. (a)                   32,103
     6,795  Champion Enterprises Inc. (a)                   18,686
    14,700  Clayton Homes Inc. (a)                         169,050
     2,066  Columbus McKinnon Corp.                         18,336
       600  CoorsTek Inc. (a)                               18,825
     2,493  Cuno Inc. (a)                                   66,844
       672  Curtiss-Wright Corp.                            31,248
     5,664  Donaldson Inc.                                 157,530
     8,083  DR Horton Inc.                                 197,528
     5,055  Fleetwood Enterprises Inc.                      53,077
     5,928  Flowserve Corporation                          126,711
     6,547  Foster Wheeler Corp.                            34,372
     2,275  Gardner Denver Inc. (a)                         48,457
     3,089  Graco Inc.                                     127,807
     5,278  Harman International Industries Inc.           192,647
     1,400  Heico Corp.                                     21,875
     4,305  IDEX Corporation                               142,603
     6,301  JLG Industries Inc.                             66,948
     6,985  Kaufman & Broad Home Corp.                     235,307
     4,791  Kennametal Inc.                                139,538
     5,087  Kimball International Inc. Class B              73,761
     7,568  Kulicke & Soffa Industries Inc. (a)             85,140
     8,448  Lennar Corp.                                   306,240
     6,300  Lennox International Inc.                       48,825
     5,221  Lincoln Electric Holdings Inc.                 102,462
     1,857  Lindsay Manufacturing Co.                       42,015
     3,743  Manitowoc Inc.                                 108,547
     1,817  Matthews International Corp.                    57,349
     3,220  MDC Holdings Inc.                              106,099
     5,874  Mettler Toledo International Inc. (a)          319,399
     1,100  Moog Inc. (a)                                   31,900

  SHARES                                                 VALUE
----------                                            ------------
       750  National Presto Industries Inc.           $     23,016
     3,962  Nordson Corp.                                  101,031
     1,321  NVR Inc. (a)                                   163,276
     5,584  O'Reilly Automotive Inc. (a)                   149,372
     5,847  Orbital Sciences Corp. (a)                      24,119
     2,759  Palm Harbor Homes Inc. (a)                      43,454
     1,214  Parkervision Inc. (a)                           44,463
     7,362  Precision Castparts Corp.                      309,664
     4,959  Presstek Inc. (a)                               52,069
     4,511  Pulte Corp.                                    190,308
     3,465  Regal Beloit Corp.                              59,113
     1,145  Robbins & Myers Inc.                            27,623
     4,674  Roper Industries Inc.                          154,534
     1,985  Ryland Group Inc.                               80,889
     2,992  Sauer Inc.                                      28,050
     2,120  Scott Technologies Inc. (a)                     47,435
     3,844  Standard Pacific Corp.                          89,853
     4,160  Stewart & Stevenson Services Inc.               94,445
     1,352  Tennant Co.                                     64,896
     4,101  Terex Corp. (a)                                 66,385
     2,964  Toll Brothers Inc. (a)                         121,153
     2,068  Triumph Group Inc. (a)                          84,788
     1,700  U.S. Aggregates Inc.                            13,069
     8,074  Unifi Inc. (a)                                  72,161
     5,800  York International Corp.                       177,987
                                                      ------------
                                                         5,672,120
                                                      ------------

FINANCIAL SERVICES (21.1%)
     1,833  1st Source Corporation                          33,452
     2,400  Acacia Research Crop. (a)                       42,750
     3,401  Advanta Corp.                                   29,971
     3,538  Affiliated Managers Group Inc. (a)             194,148
     1,303  Alabama National Bancorporation                 29,480
       452  Alexander's Inc. (a)                            30,595
     1,695  Alexandria Real Estate Equities Inc.            63,033
     5,522  Alfa Corp.                                     101,467
       726  Alleghany Corp. (a)                            149,193
    12,090  Allied Capital Corp.                           252,379
     4,031  Amcore Financial Inc.                           83,391
     3,700  American Capital Strategies Ltd.                93,194
     4,200  American Financial Holdings Inc. (a)            86,625
     3,402  American Industrial Properties REIT             41,674
     1,400  American National Insurance Co. (a)            102,200
    11,861  AmeriCredit Corp. (a)                          323,212
     2,566  AMLI Residential Properties                     63,348
     3,104  Anchor Bancorp of Wisconsin Inc.                49,664
       888  Andover Bancorp Inc.                            30,580
     9,100  Arden Realty Inc.                              228,637
     2,731  Area Bancshares Corp.                           45,061
     2,800  Argonaut Group Inc.                             58,800
     5,908  Arthur J Gallagher & Co.                       375,896
     6,800  Astoria Financial Corp.                        369,325

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
     6,977  Avocent Corporation (a)                   $    188,379
     1,813  Baldwin & Lyons Inc. Class B                    42,152
       627  BancFirst Corp.                                 24,884
    13,042  BancorpSouth Inc.                              158,949
     1,941  Bank of Granite Corp.                           45,128
     4,920  Bank United Corporation                        335,482
     4,848  Bay View Capital Corp.                          30,300
     2,626  Bedford Property Investors Inc.                 53,176
     2,800  Blackrock Inc. (a)                             117,600
     1,557  BOK Financial Corp. (a)                         33,086
     4,255  Boykin Lodging Co.                              36,167
     4,875  Brandywine Realty Trust                        100,852
     7,115  BRE Properties Inc.                            225,457
     1,907  Brookline Bancorp Inc.                          21,930
     3,192  Brown & Brown Inc.                             111,720
     1,140  BSB Bancorp Inc.                                15,016
     6,092  Burnham Pacific Properties Inc.                 28,176
     6,027  Cabot Industrial Trust                         115,643
     6,035  Camden Property Trust                          202,172
     2,517  Capital Automotive REIT                         34,766
       570  Capital City Bank Group Inc.                    14,143
     5,950  Capitol Federal Financial                       99,662
    15,900  Catellus Development Corp. (a)                 278,250
     1,173  Cathay Bancorp Inc.                             69,207
     3,181  CB Richard Ellis Services Inc. (a)              46,522
     3,883  CBL & Associates Properties Inc.                98,288
     3,216  Centerpoint Properties Trust                   151,956
     1,839  Century South Banks Inc.                        61,951
     3,008  Charles E Smith Residential Realty Inc.        141,376
     2,787  Charter Municipal Mortgage Acceptance
              Co.                                           37,457
     3,165  Chateau Communities Inc.                        96,335
     2,389  Chelsea Property Group Inc.                     88,094
     2,167  Chemical Financial Corp.                        50,654
     3,916  Chittenden Corp.                               118,704
     7,205  Citizens Banking Corp.                         209,395
     1,500  City Bank (a)                                   32,062
     2,495  CNA Surety Corp.                                35,554
    15,200  Colonial BancGroup Inc.                        163,400
     3,449  Colonial Properties Trust                       89,890
     4,694  Commerce Bancorp Inc.                          320,952
     3,554  Commerce Group Inc.                             96,598
     8,200  Commercial Federal Corp.                       159,387
     4,848  Commercial Net Lease Realty Inc.                49,389
     7,731  Community First Bankshares Inc.                145,923
     2,080  CompuCredit Corporation (a)                     37,700
     5,518  Cornerstone Realty Income Trust Inc.            58,284
     1,508  Corus Bankshares Inc.                           74,622
     6,169  Cousins Properties Inc.                        172,347
     1,158  CPB Inc.                                        32,279
     5,908  Crawford & Co. Class B                          68,680
     4,528  Credit Acceptance Corp. (a)                     27,168
     8,000  Cullen Frost Bankers Inc.                      334,500
     2,547  CVB Financial Corp.                             43,299

  SHARES                                                 VALUE
----------                                            ------------
     1,936  Dain Rauscher Corp.                       $    183,315
     2,041  Delphi Financial Group Inc. (a)                 78,579
     8,788  Developers Diversified Realty Corp.            116,990
     1,875  Dime Community Bancshares                       47,344
     2,300  DLJdirect (a)                                    8,625
     4,884  Doral Financial Corp. ADR                      118,132
     3,052  Downey Financial Corp.                         167,860
     3,625  East West Bancorp Inc. (a)                      90,398
     2,493  EastGroup Properties Inc.                       55,781
     8,724  Eaton Vance Corp.                              281,349
     4,319  Enhance Financial Services Group Inc.           66,675
     2,425  Entertainment Properties Trust                  26,675
     2,545  Essex Property Trust Inc.                      139,339
     1,974  EW Blanch Holdings Inc.                         34,422
     3,640  F&M National Corp.                              95,095
     1,759  Fair Isaac & Company Inc.                       89,709
       782  Farmers Capital Bank Corp.                      21,603
     1,614  FBL Financial Group Inc.                        28,144
     6,129  Federal Realty Investment Trust                116,451
     7,100  FelCor Lodging Trust Inc.                      169,956
     8,052  Fidelity National Financial Inc.               297,421
     1,810  Financial Federal Corp. (a)                     43,214
     3,089  First Bancorp ADR                               72,978
     1,547  First Busey Corp.                               30,843
     5,056  First Charter Corp.                             75,208
       916  First Citizens Bancshares Inc.                  73,967
     9,154  First Commonwealth Financial Corp.              91,540
     2,491  First Federal Capital Corp.                     36,119
     5,463  First Financial Bancorp                         92,871
     1,545  First Financial Bankshares Inc.                 48,571
       874  First Financial Corp.                           27,913
     2,177  First Financial Holdings Inc.                   42,860
     1,913  First Indiana Corp.                             44,955
     5,818  First Industrial Realty Trust Inc.             197,812
     1,698  First Merchants Corp.                           38,523
     6,265  First Midwest Bancorp Inc.                     180,119
     1,276  First Niagara Financial Group Inc.              13,797
     5,620  First Sentinel Bancorp Inc.                     64,630
     1,476  First Washington Realty Trust Inc.              38,099
     2,574  Firstfed Financial Corp. (a)                    83,172
     3,018  FNB Corp.                                       63,378
     8,300  Franchise Finance Corporation of America       193,494
     6,700  Fremont General Corp.                           18,844
     3,227  Friedman Billings Ramsey Group Inc. (a)         21,177
     2,197  Frontier Financial Corp.                        55,062
    11,100  Fulton Financial Corp.                         255,994
     1,000  Gabelli Asset Management Inc. (a)               33,187
     3,585  Gables Residential Trust                       100,380
     1,578  GBC Bancorp                                     60,556
     4,575  Glenborough Realty Trust Inc.                   79,491
     3,836  Glimcher Realty Trust                           47,950
     3,200  Gold Banc Corporation Inc.                      15,000
     4,391  Great American Financial Resources              83,978

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
     2,395  Great Lakes REIT Inc.                     $     41,613
     6,256  Greater Bay Bancorp                            256,496
     1,454  Hancock Holding Co.                             55,615
     2,963  Harbor Florida Bancshares Inc.                  44,260
     2,103  Harleysville Group Inc.                         61,513
     1,361  Harleysville National Corp.                     47,210
     6,299  HCC Insurance Holdings Inc.                    169,679
     4,405  Health Care REIT Inc.                           71,581
     7,107  Healthcare Property Investors Inc.             212,322
     5,979  Healthcare Realty Trust Inc.                   127,054
     9,300  Highwoods Properties Inc.                      231,337
     1,970  Hilb Rogal & Hamilton Co.                       78,554
     3,555  Home Properties of New York Inc.                99,318
     6,116  Horace Mann Educators Corp.                    130,729
     7,973  Hospitality Properties Trust                   180,389
    21,800  HRPT Properties Trust                          164,862
     8,281  Hudson United Bancorp                          173,383
     5,472  Imperial Bancorp (a)                           143,640
     9,979  Independence Community Bank                    159,040
     2,035  Independent Bank Corp.                          25,437
    10,122  IndyMac Mortgage Holdings Inc.                 298,599
     4,895  Innkeepers USA Trust                            54,151
     2,874  Insignia Financial Group Inc. (a)               34,129
     2,638  Integra Bank Corporation                        67,434
     2,467  International Bancshares Corp.                  84,186
     4,300  Investment Technology Group Inc. (a)           179,525
     4,618  Investors Financial Services Corp.             397,148
     5,279  IRT Property Co.                                42,892
     1,867  Irwin Financial Corp.                           39,557
     4,688  JDN Realty Corp.                                49,517
     3,892  Jefferies Group Incorporated (a)               121,625
     2,175  JP Realty Inc.                                  34,256
     1,048  Kansas City Life Insurance Co.                  37,073
     3,968  Kilroy Realty Corp.                            113,336
     4,352  Koger Equity Inc.                               67,728
     5,600  LaBranche & Co. Inc. (a)                       171,150
     1,846  LandAmerica Financial Group Inc.                74,648
     2,322  LaSalle Hotel Properties                        35,265
     5,843  Leucadia National Corp. (a)                    207,061
     2,924  Lexington Corporate Properties Trust            34,540
     2,076  Liberty Financial Companies Inc.                92,512
     3,473  LNR Property Corp.                              76,406
     5,176  Macerich Co.                                    99,314
     3,439  MAF Bancorp Inc.                                97,797
     2,624  Manufactured Home Communities Inc.              76,096
       873  Markel Corp. (a)                               158,013
     2,198  Medallion Financial Corp.                       32,146
    17,100  Mediatrust Corp. (a)                            43,819
     3,045  Medical Assurance Inc. (a)                      50,813
     2,958  Merchants New York Bancorp Inc.                 74,135
     4,000  Mercury General Corp.                          175,500
     5,930  Meristar Hospitality Corporation Inc.          116,747
     9,202  Metris Companies Inc.                          242,128

  SHARES                                                 VALUE
----------                                            ------------
     2,408  Mid-America Apartment Communities Inc.    $     54,330
     1,272  Mid-America Bancorp                             28,938
     1,752  Mid-State Bancshares                            62,196
     2,120  Mills Corp.                                     35,112
       977  Mississippi Valley Bancshares Inc.              28,699
     3,552  Morgan Keegan Inc.                              94,128
     2,172  National Golf Properties Inc.                   44,662
     3,723  National Health Investors Inc.                  27,457
     2,809  National Penn Bancshares Inc.                   56,707
       300  National Western Life Insurance Co. (a)         30,919
     7,759  Nationwide Health Properties Inc.               99,897
     3,713  Net.B@nc Inc. (a)                               24,367
    13,600  New Plan Excel Realty Trust Inc.               178,500
     2,580  New York Community Bancorp Incorporated         94,815
     5,071  NextCard Inc. (a)                               40,568
     2,088  Northwest Bancorp Inc.                          18,922
     1,660  Oceanfirst Financial Corp.                      40,878
     4,025  Ocwen Financial Corp. (a)                       25,659
     9,520  Ohio Casualty Corp.                             95,200
     1,270  Omega Financial Corp.                           34,290
     2,237  Oriental Financial Group Inc. ADR               29,780
     3,739  Pacific Capital Bancorp                        105,159
     2,800  Pacific Gulf Properties Inc.                    17,150
     1,873  Pacific Northwest Bancorp                       25,871
     3,389  Pan Pacific Retail Properties Inc.              75,617
     1,342  Park National Corp.                            120,361
     1,555  Parkway Properties Inc.                         46,164
     1,968  Pennsylvania Real Estate Investment
              Trust                                         37,638
     4,100  People's Bank                                  106,087
     2,485  PFF Bancorp Inc.                                51,874
       920  Philadelphia Consolidated Holding
              Corp. (a)                                     28,405
     6,950  Phoenix Investment Partners Ltd.               109,028
     2,622  PICO Holdings Inc. (a)                          32,611
     2,328  PMA Capital Corp.                               40,158
     2,609  Premier National Bancorp Inc.                   54,300
     5,914  Prentiss Properties Trust                      159,308
     2,966  Presidential Life Corp.                         44,305
     1,967  Prime Group Realty Trust                        28,276
     5,577  Profit Recovery Group International
              Inc. (a)                                      35,553
     2,852  Promistar Finl Corp                             49,598
     4,576  Provident Bankshares Corp.                      95,524
     3,500  Provident Financial Group Inc.                 131,250
     2,359  R&G Financial Corp. ADR                         33,616
     5,921  Raymond James Financial Inc.                   206,495
     3,707  Realty Income Corp.                             92,212
     8,328  Reckson Associates Realty Corp.                208,720
     4,880  Regency Realty Corp.                           115,595
     7,420  Republic Bancorp Inc.                           80,229
     8,219  Republic Security Financial Corp.               59,331
     4,330  RFS Hotel Investors Inc.                        56,561
     3,788  Richmond County Financial Corp.                 98,962

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
     3,127  Riggs National Corp.                      $     43,583
     1,119  RLI Corp.                                       50,005
     9,100  Roslyn Bancorp Inc.                            248,544
     3,973  S & T Bancorp Inc.                              85,916
     1,618  Sandy Springs Bancorp Inc.                      36,809
     1,540  Santander Bancorp ADR                           29,645
     1,862  Saul Centers Inc.                               34,680
     1,420  SCPIE Holdings Inc.                             33,547
     3,893  Seacoast Financial Services Corp.               46,716
     5,356  Security Capital Group Inc. (a)                107,455
     3,862  Selective Insurance Group Inc.                  93,653
     4,265  Shurgard Storage Centers Inc.                  104,226
     6,398  Silicon Valley Bancshares (a)                  221,131
    12,797  Sky Financial Group Inc.                       214,350
     3,219  SL Green Realty Corp.                           90,132
     7,058  South Financial Group Inc                       93,519
     4,258  Southwest Bancorporation of Texas
              Inc. (a)                                     182,828
     2,749  Southwest Securities Group Inc.                 71,130
     1,922  Sovran Self Storage Inc.                        38,200
     4,733  Stancorp Financial Group Inc.                  226,001
     2,382  State Auto Financial Corp.                      42,578
     5,795  Staten Island Bancorp Inc.                     123,868
     4,087  Sterling Bancshares Inc.                        80,718
     1,740  Stewart Information Services Corp.              38,606
       699  Student Loan Corp.                              38,052
     3,738  Summit Properties Inc.                          97,188
     2,398  Sun Communities Inc.                            80,333
     6,312  Susquehanna Bancshares Inc.                    104,148
       900  Tanger Factory Outlet Centers Inc.              20,531
     5,873  Taubman Centers Inc.                            64,236
    15,300  Terremark Worldwide Inc. (a)                    11,475
     2,291  Texas Regional Bancshares Inc.                  74,467
     8,000  The Finova Group Inc.                            7,500
     8,251  The First American Financial Corp.             271,252
     1,131  The John Nuveen Co.                             65,032
     2,461  The Liberty Corp.                              100,132
       929  The Midland Co.                                 25,780
     3,090  Town & Country Trust                            59,676
     3,778  Trammell Crow Company (a)                       51,003
     1,976  Triad Guaranty Inc. (a)                         65,455
     3,093  Trust Company of New Jersey                     38,856
     9,364  Trustco Bank Corp.                             114,124
     9,000  Trustmark Corp.                                189,000
     2,745  Tucker Anthony Sutro                            67,424
     1,200  UCBH Holdings Inc.                              55,950
     5,923  UICI (a)                                        35,168
     2,475  UMB Financial Corp.                             92,503
     5,420  United Bankshares Inc.                         115,175
     4,905  United Community Financial Corp.                34,028
    16,791  United Dominion Realty Trust Inc.              181,553
     2,610  United National Bancorp                         50,079
     1,633  USB Holding Company Inc.                        20,515

  SHARES                                                 VALUE
----------                                            ------------
       444  Value Line Inc.                           $     15,346
     6,142  W Holding Company Inc. ADR                      71,401
     7,593  Washington Federal Inc.                        215,926
     5,305  Washington Real Estate Investment Trust        125,331
     7,387  Webster Financial Corp.                        209,144
     4,078  Weingarten Realty Investors                    178,412
     2,818  Wesbanco Inc.                                   66,223
     5,400  Westamerica Bancorporation                     232,200
     2,127  Westcorp Inc.                                   31,905
     4,663  Westfield America Inc.                          67,322
     1,389  WFS Financial Inc. (a)                          25,696
     3,434  Whitney Holding Corp.                          124,697
    11,800  Wit Soundview Group Inc. (a)                    42,406
     2,712  WR Berkley Corp.                               127,973
    13,151  Wyndham International Inc.                      23,014
     1,506  Zenith National Insurance Corp.                 44,239
                                                      ------------
                                                        28,377,653
                                                      ------------

HEALTH CARE (14.2%)
     2,200  Abiomed Inc. (a)                                53,350
     1,759  Accredo Health Inc. (a)                         88,280
     1,900  Aclara Biosciences Inc. (a)                     20,662
     4,076  Advance Paradigm Inc. (a)                      185,458
     9,100  Advanced Tissue Sciences Inc. (a)               27,584
     2,824  Albany Molecular Research Inc. (a)             174,029
     2,200  Alexion Pharmaceuticals Inc. (a)               142,862
     7,800  Alliance Pharmaceutical Corp. (a)               67,275
     3,906  Alpharma Inc.                                  171,376
     3,478  AmeriPath Inc. (a)                              86,950
     7,810  Amerisource Health Corp. (a)                   394,405
     8,800  Amylin Pharmaceuticals Inc. (a)                 69,300
     1,000  Antigenics Inc. (a)                             11,062
     2,200  Aphton Corp. (a)                                39,600
     6,176  Apria Healthcare Group Inc. (a)                183,736
     2,700  Aradigm Corp. (a)                               39,487
     3,700  Ariad Pharmaceuticals Inc. (a)                  17,575
     1,665  Arrow International Inc.                        62,724
     3,000  ArthroCare Corp. (a)                            58,500
     1,600  Aspect Medical Systems Inc. (a)                 13,800
     3,300  ATS Medical Inc. (a)                            46,819
     7,100  Avant Immunotherapeutics Inc. (a)               48,812
     3,000  Avigen Inc. (a)                                 62,250
     2,804  Aviron (a)                                     187,342
       827  Bacou USA Inc. (a)                              21,502
     3,126  Barr Laboratories Inc. (a)                     228,003
    20,600  Bergen Brunswig Corp. (a)                      326,098
    16,479  Beverly Enterprises Inc. (a)                   134,922
     3,909  Bindley Western Industries Inc.                162,468
     7,298  Bio Technology General Corp. (a)                51,542
     1,337  Bio-Rad Laboratories Inc. (a)                   42,517
     1,800  BioCryst Pharmaceuticals Inc. (a)               11,925
     2,700  BioMarin Pharmaceutical Inc. (a)                26,156

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
     2,200  Biopure Corp. (a)                         $     44,000
     2,100  Biosite Diagnostics Inc. (a)                    84,919
     1,500  Bone Care International Inc. (a)                25,969
     4,400  CardioDynamics International Corp. (a)          15,125
    34,504  Caremark Rx Inc. (a)                           467,960
     2,926  Carter Wallace Inc.                             97,655
     5,000  Cell Genesys Inc. (a)                          114,062
     3,103  Cell Pathways Inc. (a)                          14,739
     4,300  Cell Therapeutics Inc. (a)                     193,769
     5,900  Celsion Corp. (a)                                5,900
     3,852  Cerner Corp. (a)                               178,155
     1,400  Cerus Corp. (a)                                105,350
     1,900  ChromaVision Medical Systems Inc. (a)            4,987
     1,236  Closure Medical Corp. (a)                       44,496
     1,300  Collateral Therapeutics Inc. (a)                22,994
     3,834  Columbia Laboratories Inc. (a)                  16,534
     2,238  Conmed Corp. (a)                                38,326
     4,500  Connetics Corporation (a)                       20,531
     2,185  Cooper Companies Inc.                           87,127
     5,741  Corixa Corp. (a)                               160,030
     9,080  Covance Inc. (a)                                97,610
     9,060  Coventry Health Care Inc. (a)                  241,789
     2,550  CryoLife Incorporated (a)                       77,137
     3,900  Cubist Pharmaceuticals Incorporated (a)        113,100
     4,100  CuraGen Corporation (a)                        111,981
     2,500  CV Therapeutics Inc. (a)                       176,875
     2,496  Cyberonics Inc. (a)                             58,032
     3,072  Cygnus Inc. (a)                                 14,976
    10,200  Cytogen Corp. (a)                               23,906
     1,922  Datascope Inc.                                  65,828
    11,556  DaVita Incorporated (a)                        197,896
     1,764  Diagnostic Products Corp.                       96,358
     3,600  Diametrics Medical Incorporated (a)             21,375
     1,700  Digene Corporation (a)                          75,969
     1,200  Diversa Corp. (a)                               21,525
     2,000  DUSA Pharmaceuticals Inc. (a)                   33,625
     9,000  Edwards Lifesciences Corp. (a)                 159,750
     2,200  Emisphere Technologies Inc. (a)                 55,000
     1,600  ENDOcare Inc. (a)                               20,400
     2,513  EntreMed Inc. (a)                               43,349
     3,223  Enzo Biochem Inc. (a)                           80,172
     6,311  Enzon Inc. (a)                                 391,676
     1,500  Exelixis Inc. (a)                               21,937
     6,096  Fisher Scientific International
              Inc. (a)                                     224,790
     3,900  Gene Logic Inc. (a)                             71,662
     3,300  Genome Therapeutics Corp. (a)                   22,997
     2,300  Genta Inc. (a)                                  18,400
     3,100  Genzyme Transgenics Corp. (a)                   44,369
     3,100  Geron Corp. (a)                                 47,856
     3,652  Guilford Pharmaceuticals Inc. (a)               65,736
     3,595  Haemonetics Corp. (a)                          110,996
    15,600  Health Net Inc. (a)                            408,525
     3,591  Henry Schein Inc. (a)                          124,338

  SHARES                                                 VALUE
----------                                            ------------
    10,074  Hooper Holmes Inc.                        $    111,418
    23,700  Humana Inc. (a)                                361,425
     1,500  Hyseq Inc. (a)                                  21,562
     2,500  i-STAT Corp. (a)                                66,094
     5,124  IDEXX Laboratories Corp. (a)                   112,728
     2,510  IDX Systems Corp. (a)                           62,750
     4,100  ILEX Oncology Inc. (a)                         107,881
    10,800  Imatron Inc. (a)                                14,850
     3,400  Immune Response Corp. (a)                        8,925
     5,600  Immunogen Inc. (a)                             120,050
     5,000  Immunomedics Inc. (a)                          107,500
     2,508  Impath Inc. (a)                                166,782
     1,800  INAMED Corp. (a)                                36,787
     5,324  Inhale Therapeutic Systems Inc. (a)            268,862
     1,100  InterMune Pharmaceuticals (a)                   49,087
     1,400  IntraBiotics Pharmaceuticals Inc. (a)           13,475
     3,481  Invacare Corp.                                 119,224
     5,793  Invitrogen Corp. (a)                           500,370
     6,757  ISIS Pharmaceuticals Inc. (a)                   71,793
     1,500  KOS Pharmaceuticals Inc. (a)                    26,437
     2,840  KV Pharmaceutical Co. (a)                       68,870
     2,669  Laboratory Corporation of America
              Holdings (a)                                 469,744
     1,900  Lexicon Genetics Inc. (a)                       31,587
     4,814  Lifepoint Hospitals Inc. (a)                   241,302
     8,552  Ligand Pharmaceuticals Inc. (a)                119,728
     6,200  Lincare Holdings Inc. (a)                      353,787
       800  Luminex Corp. (a)                               20,850
     1,600  Lynx Therapeutics Inc. (a)                      14,400
    12,200  Manor Care Inc. (a)                            251,625
     2,900  Martek Biosciences Corp. (a)                    35,525
     4,300  Matrix Pharmaceutical Inc. (a)                  73,637
     3,200  Maxim Pharmaceuticals Inc. (a)                  20,400
     1,000  Maxygen Inc. (a)                                24,500
     4,564  Medicis Pharmaceutical Corp. (a)               269,846
     2,397  Medquist Inc. (a)                               38,352
     3,345  Mentor Corp.                                    65,227
     2,700  MGI Pharma Inc. (a)                             44,550
     2,000  Microvision Inc. (a)                            35,000
     6,961  Mid Atlantic Medical Services Inc. (a)         137,915
     1,611  Mine Safety Appliances Company                  40,476
     2,200  Miravant Medical Technologies (a)               20,419
     2,900  Myriad Genetics Inc. (a)                       239,975
     5,000  Nabi Inc. (a)                                   23,125
     2,300  Nanogen Inc. (a)                                20,700
     7,455  NBTY Inc. (a)                                   35,411
     3,500  NeoRx Corp. (a)                                 18,375
     1,700  Neose Technologies Inc. (a)                     56,100
     3,400  Neurocrine Biosciences Inc. (a)                112,625
     2,067  Neurogen Corp. (a)                              72,603
       900  Nexell Therapeutics Inc. (a)                     2,728
     3,000  Noven Pharmaceuticals Inc. (a)                 112,125
     2,352  Novoste Corp. (a)                               64,680

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
     3,400  NPS Pharmaceuticals Inc. (a)              $    163,200
     2,461  Ocular Sciences Inc. (a)                        28,609
    13,800  Omnicare Incorporated                          298,425
     1,000  ORATEC Interventions Incorporated (a)            5,125
     1,700  Orchid Biosciences Incorporated (a)             23,800
     4,975  Organogenesis Inc. (a)                          44,725
     6,222  Orthodontic Centers of America Inc. (a)        194,437
     4,400  OSI Pharmaceuticals Inc. (a)                   352,550
     5,042  Owens & Minor Inc.                              89,495
     1,200  Paradigm Genetics Inc. (a)                      12,000
     3,742  Parexel International Corp. (a)                 40,460
     9,800  Peregrine Pharmaceuticals Inc (a)                9,187
     9,312  Perrigo Co. (a)                                 77,115
     2,898  Pharmaceutical Product Development
              Inc. (a)                                     143,994
     3,000  Pharmacopeia Inc. (a)                           65,437
     2,627  Pharmacyclics Inc. (a)                          89,975
     1,800  Photogen Technologies Inc. (a)                   3,150
     1,500  PolyMedica Corp. (a)                            50,062
     1,400  Praecis Pharmaceuticals Inc. (a)                40,950
     3,526  Priority Healthcare Corp. (a)                  143,905
     4,607  Province Healthcare Co. (a)                    181,401
     8,381  PSS World Medical Inc. (a)                      41,905
    10,958  Quorum Health Group Inc. (a)                   172,588
     2,991  Regeneron Pharmaceutical Inc. (a)              105,479
     2,000  RehabCare Group Inc. (a)                       102,750
     6,915  Renal Care Group Inc. (a)                      189,622
     2,429  Res-Care Inc. (a)                               10,930
     4,702  Resmed Inc. (a)                                187,492
     5,075  Respironics Inc. (a)                           144,637
     1,500  Ribozyme Pharmaceuticals Inc. (a)               21,469
     2,576  Sangstat Medical Corp. (a)                      30,590
     4,800  SciClone Pharmaceuticals Inc. (a)               19,200
       900  Sequenom Inc. (a)                               12,600
     7,357  Sicor Inc. (a)                                 106,029
        58  Simione Central Holdings Inc. (b)                  188
       800  Sonic Innovations Inc. (a)                       5,350
     1,400  SonoSite Inc. (a)                               17,850
     1,700  STAAR Surgical Co. (a)                          21,356
     1,800  Star Scientific Inc. (a)                         4,388
    10,327  Steris Corp. (a)                               166,523
     2,734  Sunrise Assisted Living Inc. (a)                68,350
     6,159  Sunrise Technologies International
              Inc. (a)                                      10,971
     4,518  Supergen Inc. (a)                               62,687
     3,336  Syncor International Corp. (a)                 121,347
     4,100  Targeted Genetics Corporation (a)               27,419
     5,700  Texas BioTechnology Corp. (a)                   48,963
     4,149  Theragenics Corp. (a)                           20,745
     2,564  Thermo Cardiosystems Inc. (a)                   22,435
     2,400  Thoratec Laboratories Corp. (a)                 26,400
     3,400  Titan Pharmaceuticals Inc. (a)                 120,258
     3,164  Transkaryotic Therapies Inc. (a)               115,288

  SHARES                                                 VALUE
----------                                            ------------
     5,108  Triad Hospitals Inc. (a)                  $    166,329
     5,079  Triangle Pharmaceuticals Inc. (a)               25,078
     2,300  Trimeris Inc. (a)                              126,213
     1,500  Tularik Inc. (a)                                44,156
     2,730  Twinlab Corp. (a)                                4,607
     2,300  United therapeutics Corp. (a)                   33,925
    10,383  US Oncology Inc. (a)                            65,543
     4,300  Valentis Inc. (a)                               30,638
     4,780  Varian Medical Systems Inc. (a)                324,741
     6,000  Vasomedical Inc. (a)                            13,125
     1,300  VaxGen Inc. (a)                                 25,350
     1,816  Ventana Medical Systems Inc. (a)                33,596
     5,877  Ventas Inc.                                     33,058
     2,693  Vical Inc. (a)                                  49,821
     8,300  VISX Inc. (a)                                   86,631
       933  Vital Signs Inc.                                29,973
     3,800  Vivus Inc. (a)                                   8,194
     1,556  West Pharmaceutical Services Inc.               38,219
     1,300  ZOLL Medical Corp. (a)                          45,581
                                                      ------------
                                                        19,073,710
                                                      ------------

MACHINERY & MANUFACTURING (2.3%)
     8,585  AGCO Corporation (a)                           104,093
     1,800  Applied Science & Technology Inc. (a)           21,600
     3,004  Arch Chemicals Inc.                             53,321
    10,886  ArvinMeritor Inc. (a)                          123,828
     2,693  Astec Industries Inc. (a)                       35,514
     1,831  Bandag Inc.                                     74,270
     3,500  Borg Warner Inc.                               140,000
     3,200  Briggs & Stratton Corp.                        142,000
     5,397  Cadiz Land Inc. (a)                             48,236
     4,700  Carlisle Companies Inc.                        201,806
     1,483  Chemed Corp.                                    49,866
     3,491  CLARCOR Inc.                                    72,220
     6,500  Cummins Engine Company Inc.                    246,594
     6,041  Cytec Industries Inc. (a)                      241,262
     2,703  Delco Remy International Inc. (a)               23,313
     1,992  Dura Automotive Systems Corp. (a)               10,458
     6,947  Federal Signal Corp.                           136,335
     2,100  FEI Co. (a)                                     47,775
       526  Franklin Electric Company Inc.                  36,031
     2,200  GaSonics International Corp. (a)                40,425
     5,396  GenCorp Inc.                                    51,937
     1,400  IMPCO Technologies Inc. (a)                     16,800
     3,432  Kaman Corp.                                     57,915
     3,176  Modine Manufacturing Co.                        65,902
     2,688  Monaco Coach Corp. (a)                          47,544
       991  Nacco Industries Inc.                           43,294
     6,300  National Service Industries Inc.               161,831
     5,620  Olin Corporation (a)                           124,343
     2,352  Oshkosh Truck Corporation                      103,488
       700  Penn Engineering & Manufacturing Corp.          24,675

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
     2,100  SatCon Technology Corp. (a)               $     20,738
     2,200  Semitool Inc. (a)                               21,313
     1,175  Sequa Corporation Class A (a)                   42,741
     1,607  Stoneridge Inc. (a)                             10,847
     2,400  Tecumseh Products Co.                          100,650
     4,600  Tenneco Automotive Inc.                         13,800
     7,615  Timken Co.                                     115,177
     1,762  Toro Company                                    64,643
    12,800  U.S. Industries Inc.                           102,400
     5,758  Unova Inc. (a)                                  20,873
     2,500  X-Rite Inc.                                     19,531
     1,800  Zygo Corp. (a)                                  50,906
                                                      ------------
                                                         3,130,295
                                                      ------------

MATERIALS & PROCESSES (6.5%)
     4,984  A Schulman Inc.                                 57,316
     1,730  Advanced Energy Industries Inc. (a)             38,925
     7,276  Airgas Inc. (a)                                 49,568
     2,806  Albany International Corp. (a)                  37,706
     3,237  Albemarle Corp.                                 80,116
     3,602  Amcol International Corp.                       17,110
     2,861  American Superconductor Corp. (a)               81,717
     2,970  AO Smith Corp.                                  50,676
     3,124  Applied Industrial Technologies Inc.            64,237
     5,436  AptarGroup Inc.                                159,683
     5,900  Armstrong Holdings Inc.                         12,169
     2,630  Barnes Group Inc.                               52,271
     3,840  Belden Inc.                                     97,440
     2,455  Brady Corp. Class A                             83,010
     2,494  Brush Wellman Inc.                              50,348
     4,414  Buckeye Technologies Inc. (a)                   62,072
     3,700  Cabot Microelectronics Corp. (a)               192,169
     5,495  Calgon Carbon Corp.                             31,253
     3,833  Cambrex Corp.                                  173,443
     4,842  Caraustar Industries Inc.                       45,394
       867  Carbo Ceramics Inc.                             32,458
     2,978  Carpenter Technology Corp.                     104,230
     1,352  Centex Construction Products Inc.               36,927
     1,200  Century Aluminum Co.                            13,650
     2,505  Chemfirst Inc.                                  55,267
     2,607  Chesapeake Corp.                                53,606
     1,964  Cleveland Cliffs Inc.                           42,349
     8,533  Collins & Aikman Corp. (a)                      35,732
     3,159  Comfort Systems USA Inc. (a)                     6,713
    17,409  Crompton Corp. (a)                             182,795
     1,064  Crossmann Communities Inc. (a)                  22,344
     8,510  Dal-Tile International Inc. (a)                120,736
     5,803  Delta & Pine Land Co.                          121,500
     1,759  Deltic Timber Corp.                             41,996
     3,111  Elcor Corp.                                     52,498
     6,408  Encompass Services (a)                          32,441
     5,001  Ferro Corp.                                    115,023

  SHARES                                                 VALUE
----------                                            ------------
     2,612  Florida Rock Industries Inc.              $    102,195
     2,382  Forest City Enterprises                         93,374
     5,306  Gaylord Container Corp. Class A (a)              5,306
     2,536  Gentek Inc.                                     41,844
     5,114  Georgia Gulf Corp.                              87,258
     2,819  Granite Construction Inc.                       81,575
     7,100  Great Lakes Chemical Corp.                     264,031
     2,015  Greif Brothers Corp.                            57,428
     6,029  Harsco Corp.                                   148,841
     2,628  Hayes Lemmerz International Inc. (a)            17,575
     1,876  HB Fuller Company                               74,014
     3,200  Hexcel Corp. (a)                                28,600
     3,713  Hughes Supply Inc.                              66,611
     2,903  Insituform Technology Inc. (a)                 115,757
     7,284  Interface Inc.                                  63,280
     1,587  International Specialty Products
              Inc. (a)                                      10,613
     2,492  Ionics Inc. (a)                                 70,711
     3,567  Ivex Packaging Corp. (a)                        39,014
     4,283  Kaydon Corp.                                   106,540
       834  Lawson Products Inc.                            22,674
       322  Liqui Box Corp.                                 11,995
     3,529  Lone Star Technologies Inc. (a)                135,867
     7,896  Longview Fibre Co.                             106,596
    16,700  Louisiana-Pacific Corp.                        169,087
     2,753  MacDermid Inc.                                  52,307
     2,688  Maverick Tube Corp. (a)                         60,816
     9,900  Millennium Chemicals Inc.                      179,438
     3,231  Minerals Technologies Inc.                     110,460
     5,095  Mueller Industries Inc. (a)                    136,610
     2,589  Myers Industries Inc.                           37,541
       503  NCH Corp.                                       19,114
     2,505  NCI Building Systems Inc. (a)                   47,125
     3,129  NL Industries Inc.                              75,878
     1,426  Nortek Inc. (a)                                 33,778
     2,400  NS Group Inc. (a)                               22,680
     3,474  OM Group Inc.                                  189,767
     6,271  Paxar Corporation (a)                           63,886
     4,347  PH Glatfelter Co.                               54,120
     3,049  Polymer Group Inc.                              16,388
     2,100  Pope & Talbot Inc.                              35,306
     4,143  Potlatch Corp.                                 139,049
     2,182  Quanex Corp.                                    43,913
     4,181  Rayonier Inc.                                  166,456
     2,213  Rock-Tenn Company                               16,459
     2,288  Rogers Corp. (a)                                93,951
    15,900  RPM Inc.                                       136,144
     2,281  Schweitzer Mauduit International Inc.           43,681
     3,355  Scotts Co. (a)                                 123,925
     5,200  Shaw Group Inc. (a)                            260,000
     1,088  Simpson Manufacturing Company Inc. (a)          55,488
    15,800  Solutia Inc. (a)                               189,600
     2,023  Spartech Corp.                                  41,598
     1,849  SPS Technologies Inc. (a)                      101,348

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
     1,466  Standex International Corp.               $     30,236
       773  Stepan Co.                                      18,310
     4,152  Suiza Foods Corp. (a)                          199,296
     2,816  Superior Industries International Inc.          88,880
     3,100  Symyx Technologies Inc. (a)                    111,600
       892  Tejon Ranch Corp. (with rights)                 17,165
     5,386  Tetra Tech Inc. (a)                            171,679
     3,271  Texas Industries Inc.                           98,130
     2,190  Thomas Industries Inc.                          50,918
     5,692  Tower Automotive Inc. (a)                       51,228
     3,874  Tredegar Industries Inc.                        67,553
     1,105  Trex Company Inc. (a)                           27,832
     2,100  Uniroyal Technology Corp. (a)                   13,125
     2,485  Universal Forest Products Inc.                  32,926
    10,479  USEC Inc.                                       45,191
     4,950  Valence Technology Inc. (a)                     46,097
     2,464  Valmont Industries Inc.                         45,276
     5,800  Valspar Corp.                                  186,644
     5,505  Walter Industries Inc.                          40,599
     2,941  Waste Connections Inc. (a)                      97,237
     3,537  Watsco Inc.                                     40,746
     2,655  Watts Industries Inc.                           36,838
     8,118  Wausau-Mosinee Paper Corp.                      82,195
     2,782  Webb Corp. (a)                                  81,374
     3,300  Weirton Steel Corp. (a)                          3,927
     4,545  Wellman Inc.                                    64,198
     1,281  Wolverine Tube Inc. (a)                         15,359
     8,802  WR Grace & Co. (a)                              28,056
                                                      ------------
                                                         8,767,115
                                                      ------------

MINING & METALS (.8%)
    13,200  AK Steel Holding Corp.                         115,500
    13,036  Battle Mountain Gold Co.                        21,998
    14,559  Bethlehem Steel Corp. (a)                       25,478
     2,377  Commercial Metals Co.                           52,888
    19,700  Freeport-McMoRan Copper & Gold Inc. (a)        168,681
     1,461  Gibraltar Steel Corp.                           25,659
     2,867  Kaiser Aluminum Corp. (a)                       10,572
    10,224  LTV Corp.                                        3,515
     5,630  Metals USA Inc.                                 15,834
     2,134  National Steel Corp.                             2,534
     2,761  Reliance Steel & Aluminum Co.                   68,335
     2,883  RTI International Metals Inc. (a)               41,263
     4,047  Ryerson Tull Inc.                               33,388
     4,183  Southern Peru Copper Corp.                      53,856
     6,479  Steel Dynamics Inc. (a)                         71,269
     5,693  Stillwater Mining Co. (a)                      224,020
    11,524  Worthington Industries Inc.                     92,912
                                                      ------------
                                                         1,027,702
                                                      ------------

  SHARES                                                 VALUE
----------                                            ------------

OIL & GAS (4.5%)
     1,495  Atwood Oceanics Inc. (a)                  $     65,496
     4,505  Barrett Resources Corporation (a)              255,940
     2,404  Basin Exploration Inc. (a)                      61,302
     3,094  Belco Oil & Gas Corp. (a)                       38,482
     2,905  Berry Petroleum Co. Class A                     38,854
     4,031  Cabot Oil & Gas Corp.                          125,717
     3,628  Cal Dive International Inc. (a)                 96,596
     1,000  Callon Petroleum Company (a)                    16,688
    18,927  Chesapeake Energy Corporation (a)              191,636
       600  Clayton Williams Energy Inc. (a)                16,200
     3,600  Comstock Resources Inc. (a)                     53,100
    10,922  Cross Timbers Oil Company                      303,086
     3,000  Denbury Resources Inc. (a)                      33,000
     1,488  Dril-Quip Inc. (a)                              50,871
     4,249  EEX Corporation (a)                             20,714
     8,019  Ethyl Corporation                               11,527
     2,222  Evergreen Resources Inc. (a)                    85,825
     4,311  Forest Oil Corporation (a)                     158,968
     4,832  Friede Goldman Halter Inc. (a)                  17,214
     4,000  Frontier Oil Corp. (a)                          27,500
    19,656  Grey Wolf Inc. (a)                             115,479
     1,600  Gulf Island Fabrication Inc. (a)                29,100
     2,595  HS Resources Inc. (a)                          109,963
    14,800  Key Energy Services Inc. (a)                   154,475
     1,700  Key Production Inc. (a)                         57,056
     3,211  Louis Dreyfus Natural Gas Corp. (a)            147,104
     2,556  McMoRan Exploration Company (a)                 33,867
     2,672  Meridian Resource Corporation (a)               23,046
     1,800  Midcoast Energy Resources Inc.                  39,263
     2,992  Mitchell Energy & Development Corp.            183,260
    11,395  Newpark Resources Inc. (a)                     108,965
     2,732  Nuevo Energy Company (a)                        47,298
     3,319  Oceaneering International Inc. (a)              64,513
     4,484  ONEOK Inc.                                     216,073
     8,957  Parker Drilling Company (a)                     45,345
     2,200  Patina Oil & Gas Corp.                          52,800
     5,586  Patterson Energy Inc. (a)                      208,079
     1,300  Penn Virginia Corp.                             43,144
     2,600  Pennaco Energy Inc. (a)                         51,025
    12,586  Pennzoil-Quaker State Company                  162,045
    15,332  Pioneer Natural Resources (a)                  301,849
     2,484  Plains Resources Inc. (a)                       52,475
     6,204  Pogo Producing Company                         193,100
     1,350  Prima Energy Corp. (a)                          47,250
     7,800  Pure Resources Inc. (a)                        157,950
     3,405  RPC Inc.                                        49,373
     2,563  Seacor Smit Inc. (a)                           134,878
     3,036  Seitel Inc. (a)                                 55,976
     1,600  Spinnaker Exploration Company (a)               68,000
     4,024  St. Mary Land & Exploration Company            134,050
     2,614  Stone Energy Corporation (a)                   168,734
     7,400  Superior Energy Services Inc. (a)               85,100

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
     2,984  Swift Energy Company (a)                  $    112,273
     5,113  Syntroleum Corp. (a)                            86,921
     4,585  Tesoro Petroleum Corp. (a)                      53,301
     1,447  The Houston Exploration Company (a)             55,167
     4,254  Tom Brown Inc. (a)                             139,850
     2,954  TransMontaigne Inc. (a)                          8,124
     4,700  Unit Corp. (a)                                  89,006
     1,300  Universal Compression Holdings Inc. (a)         48,994
     4,484  UTI Energy Corp. (a)                           147,412
     4,531  Veritas DGC Inc. (a)                           146,351
     7,326  Vintage Petroleum Inc.                         157,509
                                                      ------------
                                                         6,054,259
                                                      ------------

TECHNOLOGY (14.9%)
     3,504  3Dfx Interactive Inc. (a)                          876
     2,800  3DO Company (a)                                  7,350
     2,448  About.com Inc. (a)                              65,943
     2,800  Accrue Software Inc. (a)                         7,000
     1,600  ACT Manufacturing Inc. (a)                      25,200
     3,202  Actel Corp. (a)                                 77,448
     8,452  Actuate Corporation (a)                        161,645
     4,699  ACTV Inc. (a)                                   19,971
     6,812  Adaptive Broadband Corp. (a)                    41,724
     1,400  Adept Technology Inc. (a)                       20,300
     8,240  Advanced Digital Information Corp. (a)         189,520
     1,438  Advantage Learning Systems Inc. (a)             48,353
     3,890  Advent Software Inc. (a)                       155,843
     9,072  Aeroflex Inc. (a)                              261,529
     1,000  Agency.com Ltd. (a)                              3,875
     3,492  Allaire Corporation (a)                         17,569
     4,477  Alliance Semiconductor Corp. (a)                50,646
     2,900  Allscripts Inc. (a)                             27,097
     1,600  American Technical Ceramics Corp. (a)           16,000
     4,684  Ametek Inc.                                    121,491
     4,436  Anadigics Inc. (a)                              72,640
       746  Analogic Corp.                                  33,244
     3,521  Analysts International Corp.                    13,424
     3,124  Anixter International Inc. (a)                  67,557
     1,466  Aperian Inc. (a)                                   962
     1,012  AppliedTheory Corp. (a)                          2,024
     1,600  Aremissoft Corp. (a)                            68,300
     1,557  Arguss Holdings Inc. (a)                        14,208
     2,600  Armor Holdings Inc. (a)                         45,338
     4,978  Artesyn Technologies Inc. (a)                   79,026
     3,000  Ask Jeeves Inc. (a)                              7,313
     4,643  Aspen Technology Inc. (a)                      154,380
     3,390  ATMI Inc. (a)                                   66,105
     6,390  Avant! Corp. (a)                               117,017
     3,910  Avid Technology Inc. (a)                        71,419
     4,098  AVT Corp. (a)                                   20,362
     2,472  Aware Inc. (a)                                  43,878
     2,639  Axt Inc. (a)                                    87,252

  SHARES                                                 VALUE
----------                                            ------------
     2,445  Barra Inc. (a)                            $    115,221
     3,600  Be Free Inc. (a)                                 7,875
     1,300  Bel Fuse Inc. Class B                           44,200
     2,390  Bell and Howell Co. (a)                         39,435
     3,073  Benchmark Electronics Inc. (a)                  69,335
     5,622  Bindview Development Corp. (a)                  52,882
     2,922  Black Box Corp. (a)                            141,169
     2,100  Bluestone Software Inc. (a)                     31,763
     1,319  Bottomline Technologies Inc. (a)                33,882
     1,500  Braun Consulting Inc. (a)                        5,531
     2,200  Breakaway Solutions Inc. (a)                     1,925
     6,605  Brightpoint Inc. (a)                            23,118
     2,107  Brio Technology Inc. (a)                         8,889
     5,700  Broadbase Software Inc. (a)                     35,625
     2,719  Brooks Automation Inc. (a)                      76,302
     1,916  Brooktrout Technology Inc. (a)                  18,142
     2,200  BSQUARE Corp. (a)                               13,200
     4,144  C&D Technologies Inc.                          178,969
     1,600  C-bridge Internet Solutions Inc. (a)             6,250
     3,856  C-COR.net Inc. (a)                              37,476
     7,614  C-Cube Microsystems Inc. (a)                    93,747
     6,891  Cable Design Technologies Corp. (a)            115,855
     1,479  CACI International Inc. (a)                     34,040
     1,768  CAIS Internet Inc. (a)                           1,713
     1,100  Caldera Systems Inc. (a)                         2,131
       900  Caliper Technologies Corp. (a)                  42,300
     7,461  Cambridge Technology Partners (a)               19,585
       800  Caminus Corp. (a)                               18,600
     1,600  Carreker-Antinori Inc. (a)                      55,600
     1,459  Carrier Access Corp. (a)                        13,131
     3,436  CCC Information Services Group Inc. (a)         21,475
       600  Centillium Communications Inc. (a)              13,350
       900  Chordiant Software Inc. (a)                      2,672
     6,413  Ciber Inc. (a)                                  31,263
     8,480  Cirrus Logic Inc. (a)                          159,000
     3,800  Clarent Corp. (a)                               42,988
     2,800  Clarus Corp. (a)                                19,600
     1,500  Click2Learn.Com Inc. (a)                        14,625
       878  Cognizant Technology Solutions
              Corp. (a)                                     31,882
     3,937  Coherent Inc. (a)                              127,953
     3,212  Cohu Inc.                                       44,767
     3,105  Coinstar Inc. (a)                               47,351
     4,363  Com21 Inc. (a)                                  20,452
     3,959  Complete Business Solutions Inc. (a)            40,827
     3,815  Computer Horizons Corp. (a)                      9,299
     3,799  Computer Network Technology (a)                109,459
     2,388  Concord Communications Inc. (a)                 20,895
     8,043  Concurrent Computer Corp. (a)                   43,231
     1,500  Corillian Corporation (a)                       18,000
     1,593  CoStar Group Inc. (a)                           37,635
     1,100  Crossroads Systems Incorporated (a)              5,156
     4,160  CTS Corporation                                151,580
     5,700  Cyber-Care Incorporated (a)                     12,113

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
     1,000  CyberOptics Corporation (a)               $     16,938
     2,400  CyberSource Corporation (a)                      5,700
     3,400  Cylink Corp. (a)                                 7,331
     4,458  Cymer Inc. (a)                                 114,724
     1,100  Cysive Incorporated (a)                          4,538
     1,600  Daleen Technologies Incorporated (a)             6,000
     7,701  Data Broadcasting Corp. (a)                     26,954
     1,500  Data Return Corporation (a)                      5,625
     2,397  Datastream Systems Inc. (a)                     23,371
     1,900  DDi Corporation (a)                             51,775
     4,396  Dendrite International Inc. (a)                 98,361
     1,300  Digimarc Corporation (a)                        21,450
       900  Digital Impact Inc. (a)                          2,109
     3,100  Digital Insight Corporation (a)                 55,994
     9,900  Digital Island Inc. (a)                         40,219
     3,684  Digital River Inc. (a)                           8,750
       800  DigitalThink Incorporated (a)                   13,650
     1,500  Digitas Incorporated (a)                         7,594
     3,278  Dionex Corp. (a)                               113,091
     4,966  Documentum Inc. (a)                            246,748
     1,800  Dot Hill Systems Corp. (a)                       6,975
     1,600  DSET Corp. (a)                                   2,875
     3,400  DSL.net Inc. (a)                                 1,806
     3,888  DSP Group Inc. (a)                              81,830
       958  Dupont Photomasks Inc. (a)                      50,624
     4,800  e-Medsoft.com (a)                                3,000
     5,420  Eclipsys Corp. (a)                             132,790
     2,900  eGain Communications (a)                         8,972
     3,300  Elantec Semiconductor Inc. (a)                  91,575
     4,348  Electro Scientific Industries Inc. (a)         121,744
     3,213  Electroglas Inc. (a)                            49,199
     6,636  Eloyalty Corporation (a)                        42,927
     3,500  eMagin Corp. (a)                                 7,420
       600  Embarcadero Technologies (a)                    27,000
     3,874  Emcore Corp. (a)                               182,078
     1,200  eMerge Interactive Inc. (a)                      4,350
     1,200  Envision Development Corp. (a)                       1
     1,800  ePlus Inc. (a)                                  20,475
     3,809  ePresence Inc. (a)                              16,545
       900  Eprise Corp. (a)                                 1,631
     1,600  eSpeed Inc. (a)                                 25,100
     4,809  ESS Technology Inc. (a)                         24,646
     2,699  Esterline Technologies Corp. (a)                70,849
     6,220  Exar Corporation (a)                           192,723
     1,991  Excalibur Technologies Corp. (a)                35,340
     1,300  Excel Technology Inc. (a)                       25,939
     3,100  eXcelon Corp. (a)                                4,650
     3,484  Exchange Applications Inc. (a)                   4,246
     1,100  Extended Systems Inc. (a)                       12,856
     1,200  Extensity Inc. (a)                               7,219
     2,600  F5 Network Inc. (a)                             24,700
     3,106  Factset Research Systems Inc.                  115,139
     5,390  FileNet Corp. (a)                              146,878

  SHARES                                                 VALUE
----------                                            ------------
     1,800  FirePond Inc. (a)                         $     16,988
     1,628  Forrester Research Inc. (a)                     81,502
     3,433  FSI International Inc.(a)                       28,751
     4,300  FutureLink Corp.(a)                              2,822
     1,700  Gadzoox Networks Inc. (a)                        3,559
     5,485  General Semiconductor Inc. (a)                  34,281
     1,807  Genlyte Group Inc. (a)                          42,916
     4,274  Genrad Inc. (a)                                 42,740
     1,500  Geoworks Corp. (a)                               4,406
     3,208  Gerber Scientific Inc.                          27,469
     8,856  Glenayre Technologies Inc. (a)                  31,273
     2,700  GlobalNet Financial.com Inc. (a)                 4,050
     2,804  Globix Corp. (a)                                 7,711
     3,600  GoTo.com Inc (a)                                26,325
     2,034  Great Plains Software Inc. (a)                  95,725
     1,400  GRIC Communications Inc. (a)                     2,975
     4,812  GTECH Holdings Corp. (a)                        98,947
     3,268  Helix Technology Corp.                          77,360
     1,088  hi/fn Inc. (a)                                  29,920
     3,900  High Speed Access Corp. (a)                      4,144
     4,697  HNC Software Inc. (a)                          139,442
     2,400  Hollywood Media Corporation (a)                  9,300
     3,713  Hutchinson Technology Inc. (a)                  51,054
     2,009  Hypercom Corporation (a)                         6,278
     5,039  Hyperion Solutions Corp. (a)                    77,790
     1,400  iBasis Inc. (a)                                  5,775
     1,200  iBEAM Broadcasting Corp. (a)                     1,275
     1,300  Ibis Technology Corp. (a)                       25,025
     4,025  Identix Inc. (a)                                31,596
     4,926  IGATE Capital Corporation (a)                   14,162
     1,442  IGEN International Inc. (a)                     17,755
     5,429  Imation Corp. (a)                               84,150
     2,000  Immersion Corp. (a)                             15,031
     3,471  IMRglobal Corporation (a)                       18,657
     2,300  Indus International Inc. (a)                     4,888
     5,872  InFocus Corporation (a)                         86,612
     8,172  Informatica Corporation (a)                    323,305
     2,500  Information Architects Corp. (a)                 4,531
     1,000  Inforte Corp. (a)                               13,750
     3,972  Infousa Inc. (a)                                13,406
     6,500  Inprise Corp. (a)                               35,953
     5,175  Input/Output Inc. (a)                           52,720
     2,000  Integrated Circuit Systems Inc. (a)             33,125
     4,000  Integrated Silicon Solution (a)                 57,500
     4,800  Intelidata Technologies Corp. (a)               12,450
     2,818  Inter-Tel Inc.                                  21,663
     1,782  Interact Commerce Corporation (a)               14,924
       500  Interactive Intelligence Inc. (a)               12,063
     1,200  InterCept Group Inc. (a)                        32,025
     6,024  Intergraph Corp. (a)                            36,144
     6,600  Interliant Inc. (a)                             21,038
     5,800  Internet Pictures Corp. (a)                      5,619
     1,800  internet.com Corp. (a)                          10,688

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
     9,000  InterTrust Technologies Corp. (a)         $     30,375
     4,411  InterVoice-Brite Inc. (a)                       31,980
     2,600  InterWorld Corp. (a)                             1,300
     5,400  Interwoven Inc. (a)                            356,063
     2,600  IntraNet Solutions Inc. (a)                    132,600
     2,268  Intraware Inc. (a)                               3,331
    32,015  Iomega Corp. (a)                               107,891
     1,500  ITXC Corp. (a)                                  10,406
     3,094  iVillage Inc. (a)                                3,287
     6,000  iXL Enterprises Inc. (a)                         6,000
     1,400  IXYS Corp. (a)                                  20,475
     8,200  J.D. Edwards & Co. (a)                         146,063
     3,731  JDA Software Group Inc. (a)                     48,736
     1,000  JNI Corp. (a)                                   22,688
     1,912  Juno Online Services Inc. (a)                    1,255
     4,093  Kent Electronics Corp. (a)                      67,535
     3,135  Key3Media Group (a)                             38,208
     2,500  Keynote Systems Inc. (a)                        35,469
     1,722  Kronos Inc. (a)                                 53,274
     2,000  Lante Corp. (a)                                  3,125
     1,029  Latitude Communications Inc. (a)                 3,987
    13,700  Legato Systems Inc. (a)                        101,894
     1,000  Level 8 Systems Inc. (a)                         6,094
     1,900  LifeMinders Inc. (a)                             6,650
       900  Lightspan Inc. (a)                               1,294
     3,171  Littelfuse Inc. (a)                             90,770
     6,900  LookSmart Ltd. (a)                              16,819
       900  Loudeye Technologies Inc. (a)                    1,069
     6,842  LTX Corp. (a)                                   88,625
     8,200  Lubrizol Corp.                                 211,150
     3,048  Magnetek Inc. (a)                               39,624
     5,800  Mail.com Inc. (a)                                4,169
       824  Manhattan Associates Inc. (a)                   35,123
     7,024  Manugistics Group Inc. (a)                     400,368
     2,050  MapInfo Corp. (a)                               96,863
     1,600  Marimba Inc. (a)                                 7,200
     1,001  MarketWatch.com Inc. (a)                         3,003
       700  MatrixOne Inc. (a)                              12,731
     2,300  Mattson Technology Inc. (a)                     23,719
     9,640  Maxtor Corp. (a)                                53,924
       700  McAfee.com Corp. (a)                             3,500
     1,829  MCSI (a)                                        39,095
     2,775  Mechanical Technology Inc. (a)                   9,713
     1,800  Media 100 Inc. (a)                               4,613
     1,200  MediaLogic/Medscape Inc. (a)                     2,775
     6,124  MEMC Electronic Materials Inc. (a)              59,326
     9,509  Mentor Graphics Corp. (a)                      260,903
     3,231  Mercator Software Inc. (a)                      17,367
     3,194  Mercury Computer Systems Inc. (a)              148,321
     1,500  MetaSolv Software Inc. (a)                      13,688
     5,161  Methode Electronics Inc.                       118,380
     3,038  Metricom Inc. (a)                               30,570
     5,310  Micron Electronics Inc. (a)                     20,742

  SHARES                                                 VALUE
----------                                            ------------
     2,492  Micros Systems Inc. (a)                   $     45,479
     1,600  Microsemi Corp. (a)                             44,500
     3,944  MicroStrategy Inc. (a)                          37,468
     4,537  Midway Games Inc. (a)                           32,213
     5,950  MIPS Technologies Inc. (a)                     158,791
       980  MKS Instruments Inc. (a)                        15,190
     1,956  Modem Media Inc. (a)                             6,479
     2,514  Molecular Devices Corp. (a)                    172,052
     9,164  MRV Communications Inc. (a)                    122,569
     5,641  MTI Technology Corp. (a)                        22,211
     2,907  Multex.com Inc. (a)                             38,518
     2,700  MyPoints.com Inc. (a)                            3,206
     2,400  National Information Consortium
              Inc. (a)                                       3,675
     1,061  National Processing Inc. (a)                    18,037
     5,952  NBCI Internet Incorporated (a)                  20,832
     2,166  NEON Systems Inc. (a)                           13,538
     1,427  Net Perceptions Inc. (a)                         2,988
       900  net.Genesis Corp. (a)                            2,925
     2,400  Net2Phone Inc. (a)                              17,700
     3,600  Netcentives Inc. (a)                            13,725
     1,100  NetCreations Inc. (a)                            7,528
     4,000  Netegrity Inc. (a)                             217,500
       900  netGuru Inc. (a)                                 3,544
     4,100  NetIQ Corp. (a)                                358,238
     5,700  NetManage Inc. (a)                               5,344
     1,499  NetObjects Inc. (a)                                703
     1,929  Netopia Inc. (a)                                 8,319
     1,800  Netpliance Inc. (a)                                956
     1,000  NetRatings Inc. (a)                             14,688
     2,000  NetScout Systems Inc. (a)                       20,000
       700  NETsilicon Inc. (a)                              2,603
     2,000  Netsol International Inc. (a)                   14,000
     1,500  NetSolve Inc. (a)                               11,438
     2,700  Network Access Solutions Corp. (a)               1,688
     3,123  Network Equipment Technologies Inc. (a)         20,104
     2,200  Network Peripherals Inc. (a)                    14,163
     5,400  NetZero Inc. (a)                                 4,725
     4,000  New Era of Networks Inc. (a)                    23,500
     1,700  NHancement Technologies Inc. (a)                 8,394
     1,400  Niku Corp. (a)                                  10,238
     1,800  Novadigm Inc. (a)                               11,363
       700  Nuance Communications Inc. (a)                  30,188
     1,000  Numerical Technologies Inc. (a)                 18,063
     4,200  Nx Networks (a)                                  2,625
     3,100  NYFIX Inc. (a)                                  74,981
     7,300  Oak Technology Inc. (a)                         63,419
     2,800  Objective Systems Integrators Inc. (a)          49,350
     5,396  Omnova Solutions                                32,376
     2,100  On2.com Incorporated (a)                         1,218
     3,108  ONYX Software Corporation (a)                   34,188
     4,960  Open Market Inc. (a)                             5,425
     1,600  OTG Software Inc. (a)                           25,825
     9,780  P-COM Inc. (a)                                  29,951

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
     2,700  Packeteer Inc. (a)                        $     33,413
     2,000  Paradyne Networks Inc. (a)                       3,625
     2,250  Park Electrochemical Corp.                      69,047
     1,552  PC Connection Inc. (a)                          16,102
     1,800  PC-Tel Incorporated (a)                         19,350
     4,204  Pegasus Systems Inc. (a)                        29,165
     4,917  Per-Se Technologies Inc. (a)                    17,133
     9,200  Perot Systems Corp. (a)                         84,525
     1,700  Persistence Software Inc. (a)                    7,544
     3,896  Phoenix Technologies Ltd. (a)                   52,535
     4,217  Photronics Inc. (a)                             98,836
     4,668  Pioneer Standard Electronics Inc.               51,348
       700  Pixelworks Inc. (a)                             15,663
     7,494  Plantronics Inc. (a)                           352,218
     6,064  Plexus Corp. (a)                               184,289
     2,398  PLX Technology Inc. (a)                         19,933
     3,716  Power Integrations Inc. (a)                     42,734
     2,100  Predictive Systems Inc. (a)                     15,028
     3,600  PRI Automation Inc. (a)                         67,500
     1,700  Primus Knowledge Solutions Inc. (a)             11,050
     1,400  Procom Technology Inc. (a)                      18,156
     5,406  Progress Software Corp. (a)                     78,049
     1,908  Project Software & Development Inc. (a)         20,481
     4,004  Proxim Inc. (a)                                172,172
     5,000  Puma Technology Inc. (a)                        20,781
     1,514  QRS Corp. (a)                                   19,398
    11,300  Quantum Corp.-Hard Disk Drive (a)               90,400
     3,100  QuickLogic Corp. (a)                            21,506
     2,400  Quintus Corp. (a)                                7,125
     2,400  Quokka Sports Inc. (a)                           1,350
     2,804  Radiant Systems Inc. (a)                        57,482
     2,127  RadiSys Corp. (a)                               55,036
     3,200  Rainbow Technologies Inc. (a)                   50,600
     1,800  Ramp Networks Inc. (a)                          10,294
     4,209  Rare Medium Group Inc. (a)                       8,024
     4,457  Rayovac Corp. (a)                               63,234
     1,830  Razorfish Inc. (a)                               2,974
       800  Register.com Inc. (a)                            5,600
     5,669  Remec Inc. (a)                                  54,564
     3,946  Remedy Corporation (a)                          65,356
     7,371  Retek Inc. (a)                                 179,668
     9,300  Rhythms NetConnections Inc. (a)                 10,463
       800  Rudolph Technologies Inc. (a)                   24,150
       900  Saba Software Inc. (a)                          14,175
     4,490  Saga Systems Inc. (a)                           51,354
     2,533  Sagent Technology Inc. (a)                       3,483
     1,613  Sanchez Computer Associates Inc. (a)            13,307
     1,600  Scientific Learning Corp. (a)                    6,750
     1,939  SCM Microsystems Inc. (a)                       63,987
     2,500  SeaChange International Inc. (a)                50,781
     3,500  Secure Computing Corp. (a)                      34,563
     1,700  Seebeyond Technology Corporation (a)            17,425
     1,000  Selectica Inc. (a)                              24,188

  SHARES                                                 VALUE
----------                                            ------------
     2,344  SERENA Software Inc. (a)                  $     80,245
    21,100  Silicon Graphics Inc. (a)                       84,400
     4,900  Silicon Image Inc. (a)                          26,644
     5,544  Silicon Valley Group Inc. (a)                  159,390
     1,900  SilverStream Software Inc. (a)                  39,188
     3,051  Sipex Corporation (a)                           73,033
     2,636  SLI Inc.                                        16,969
     1,000  SmartDisk Corp. (a)                              3,875
     1,600  Smartserv Online Inc. (a)                       11,350
     4,158  SoftNet Systems Inc. (a)                         7,536
     1,300  Sonic Foundry Inc. (a)                           1,706
    13,499  Sonicblue Inc. (a)                              55,683
     3,500  SonicWALL Inc. (a)                              56,875
       500  Spectra-Physics Lasers Inc. (a)                 12,625
     4,146  SpeedFam-IPEC Inc. (a)                          25,135
     2,848  SportsLine USA Inc. (a)                         15,130
     1,782  SPSS Inc. (a)                                   39,315
     6,100  StarBase Corp. (a)                              14,297
     6,300  Starmedia Network Inc. (a)                      11,911
    14,400  Storage Technology Corp. (a)                   129,600
     5,968  Structural Dynamics Research Corp. (a)          59,680
     1,200  Supertex Inc. (a)                               23,719
     2,967  SVI Holdings Inc. (a)                            2,967
     1,300  Switchboard Inc. (a)                             3,859
     3,688  Sykes Enterprises Inc. (a)                      16,366
     1,389  Syntel Inc. (a)                                  7,987
     5,289  Systems & Computer Technology Corp. (a)         65,121
     4,800  Take Two Interactive Software Inc. (a)          55,200
     1,900  Tanning Technology Corp. (a)                     7,006
     3,638  Technitrol Inc.                                149,613
     4,336  Technology Solutions Co. (a)                     9,214
     2,400  Telcom Semiconductor Inc. (a)                   27,300
     4,700  Teledyne Technologies Inc. (a)                 111,038
     1,346  TenFold Corporation (a)                          2,019
     2,882  THQ Incorporated (a)                            70,249
     3,100  Three-Five Systems Inc. (a)                     55,800
     5,025  Transaction Systems Architects Inc. (a)         58,102
     2,400  Tricord Systems Inc. (a)                        19,950
     3,428  Trimble Navigation Ltd. (a)                     82,272
     3,000  TriZetto Group Inc. (a)                         50,063
     1,600  Tumbleweed Communications Corp. (a)             27,375
     2,227  Tut Systems Inc. (a)                            18,373
     2,500  U.S. Interactive Inc. (a)                          703
     6,375  UCAR International Inc. (a)                     62,156
       700  Ulticom Inc. (a)                                23,844
     3,121  Ultratech Stepper Inc. (a)                      80,756
       874  Unigraphics Solutions Inc. (a)                  14,257
     2,600  Universal Access Inc. (a)                       20,800
     5,109  Varian Inc. (a)                                173,067
     4,637  Varian Semiconductor Equipment
              Associates Inc. (a)                          110,129
     2,000  VASCO Data Security International
              Inc. (a)                                      10,750

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
     3,766  Veeco Instruments Inc. (a)                $    151,111
     4,364  Verity Inc. (a)                                105,009
     1,500  Versata Inc. (a)                                13,406
     4,000  Vertel Corp. (a)                                 9,375
     1,900  Vertex Interactive Inc. (a)                     11,875
     1,900  VIA NET.WORKS Inc. (a)                           7,244
     1,300  Viador Inc. (a)                                  1,706
     2,100  viaLink Company (a)                              5,906
     5,300  Viant Corp. (a)                                 21,035
       900  Vicinity Corp. (a)                               2,672
     2,807  Vicor Corporation (a)                           85,263
     3,600  Viewpoint Corporation (a)                       19,575
     5,020  Visual Networks Inc. (a)                        16,315
     5,857  Wallace Computer Services Inc.                  99,569
     1,700  WatchGuard Technologies Inc. (a)                53,763
     6,765  Wave Systems Corp. (a)                          30,443
     6,948  Weblink Wireless Inc. (a)                       23,884
     1,000  Websense Inc. (a)                               14,500
     1,838  WebTrends Corporation (a)                       53,187
     4,261  Wesco International Inc. (a)                    30,892
     3,577  Westell Technologies Inc. (a)                   10,955
    16,482  Western Digital Corp. (a)                       40,175
     1,800  White Electronic Designs (a)                    11,644
     1,500  Women.com Networks Inc. (a)                        328
     1,412  Woodward Governor Company                       63,187
     2,087  WorldGate Communications Inc. (a)                7,957
     1,708  Worldwide Xceed Group Inc. (a)                     214
     3,901  Xircom Inc. (a)                                 60,466
     1,500  Xpedior Inc. (a)                                   422
     4,600  Xybernaut Corp. (a)                              7,763
     3,715  Zebra Technologies Corp. (a)                   151,560
     2,572  ZixIt Corporation (a)                           22,505
     3,928  Zomax Incorporated (a)                          17,922
     2,800  Zoran Corp. (a)                                 43,400
                                                      ------------
                                                        19,976,530
                                                      ------------

TELECOM & TELECOM EQUIPMENT (1.7%)
     4,597  Adelphia Business Solutions Inc. (a)            19,537
     3,949  Advanced Radio Telecom Corp. (a)                 4,072
     1,400  AirGate PCS Inc. (a)                            49,700
     1,700  AirNet Communications Corp. (a)                 11,475
     1,600  Alamosa PCS Holdings Inc. (a)                   12,800
     1,800  Alaska Communications Systems Group (a)         13,050
     4,758  Allen Telecom Inc. (a)                          85,347
     6,500  Allied Riser Communications Corp. (a)           13,203
     7,000  American Telesource International (a)            2,625
     3,400  Anaren Microwave Inc. (a)                      228,438
     6,000  Arch Wireless Inc. (a)                           3,750
     1,700  Celeritek Inc. (a)                              64,813
     1,300  Centennial Communications Corp. (a)             24,375
     1,700  Choice One Communications Inc. (a)              15,831

  SHARES                                                 VALUE
----------                                            ------------
     1,665  Commonwealth Telephone Enterprises
              Inc. (a)                                $     58,275
     1,500  Convergent Communications Incorporated
              (a)                                              891
     2,200  Corsair Communications Incorporated (a)         15,675
     2,604  CT Communications Inc.                          36,619
     2,176  CTC Communications Group Inc. (a)               10,064
     2,200  Cypress Communications Incorporated (a)          1,994
     1,800  Davox Corp. (a)                                 17,550
     1,100  Deltathree.com Inc. (a)                          1,306
     7,289  e.spire Communications Inc. (a)                  3,645
     1,600  FiberNet Telecom Corp. (a)                       8,800
     6,407  General Communication Inc. (a)                  44,849
     1,900  GoAmerica Inc. (a)                              10,213
     1,500  Golden Telecom Inc. (a)                          7,688
     6,525  ICG Communications Inc. (a)                        848
     3,300  Illuminet Holdings Inc. (a)                     75,694
     1,900  IMPSAT Fiber Networks Inc. (a)                   8,313
     9,300  Intelect Communications Inc. (a)                 3,488
     7,428  InterDigital Communications Corp. (a)           40,158
     7,432  Intermedia Communciations Inc. (a)              53,418
     4,123  International FiberCom Inc. (a)                 20,357
     2,500  Intrusion.com Inc. (a)                          11,875
     7,545  ITC DeltaCom Inc. (a)                           40,672
     1,300  LCC International Inc. (a)                      14,138
     4,128  Leap Wireless International Inc. (a)           103,200
     2,300  Lightbridge Inc. (a)                            30,188
     2,100  LightPath Technologies Inc. (a)                 29,138
     1,500  MCK Communications Inc. (a)                     12,656
     2,100  Metawave Communications Corp. (a)               19,163
     5,212  Motient Corporation (a)                         20,848
     6,258  MPower Communications Corporation (a)           32,072
     5,000  Natural Microsystems Corp. (a)                  49,375
       982  Neon Communications Inc. (a)                     6,383
     2,200  Net2000 Communications Inc. (a)                  3,781
     4,900  Netro Corp. (a)                                 33,994
     1,700  Network Plus Corp. (a)                           4,250
     2,686  North Pittsburgh Systems Inc.                   29,546
     2,175  NTELOS Incorporated                             38,334
     1,400  Nucentrix Broadband Networks (a)                15,750
     1,272  Optical Cable Corporation (a)                   11,528
     1,600  Osicom Technologies Incorporated (a)            25,700
     2,900  Pac-West Telecomm Inc. (a)                       9,969
     6,582  Price Communications Corp. (a)                 110,660
     3,709  Primus Telecommunications Group
              Inc. (a)                                       8,577
     3,700  Prodigy Communications Corp. (a)                 5,550
     1,400  Rural Cellular Corp. (a)                        41,475
     2,500  Savvis Communications Corp. (a)                  2,188
     4,300  SBA Communications Corp. (a)                   176,569
     4,600  Somera Communications Inc. (a)                  39,963
     1,900  SpectraLink Corp. (a)                           27,431

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
       900  Stanford Microdevices Inc. (a)            $     32,400
     1,978  Superior TeleCom Inc.                            3,832
     4,100  Symmetricom Inc. (a)                            39,975
    10,182  Talk.com Inc. (a)                               14,637
     1,000  Telaxis Communications Corporation (a)           1,813
     2,900  Teligent Inc. (a)                                5,619
     1,300  Telocity Delaware Inc. (a)                       2,600
     1,800  Tollgrade Communications Inc. (a)               65,700
     1,600  U.S. Wireless Corp. (a)                          7,000
     1,574  US LEC Corp. (a)                                 7,575
     2,500  ViaSat Inc. (a)                                 32,813
     7,858  Viatel Inc. (a)                                 29,222
     1,348  Volt Information Sciences Inc. (a)              27,971
     1,100  Vyyo Inc. (a)                                    6,738
     7,757  World Access Inc. (a)                           18,665
     1,300  Z-Tel Technologies Inc. (a)                      6,744
                                                      ------------
                                                         2,227,138
                                                      ------------
TRANSPORTATION (3.1%)
     4,457  AAR Corp.                                       56,270
     6,957  Airborne Freight Inc.                           67,831
     5,594  Airtran Holdings Inc. (a)                       40,557
     3,533  Alaska Air Group Inc. (a)                      105,107
     5,658  Alexander & Baldwin Inc.                       148,523
     5,497  America West Holdings Corp. (a)                 70,430
     3,296  American Freightways Corp. (a)                  92,082
     2,570  Arctic Cat Inc.                                 29,876
     2,400  Arkansas Best Corp. (a)                         43,950
     2,910  Arnold Industries Inc.                          52,380
     2,502  Atlantic Coast Airlines Holdings
              Inc. (a)                                     102,269
     2,530  Atlas Air Inc. (a)                              82,541
     3,255  Avis Rent A Car Inc. (a)                       105,991
     7,500  CNF Transportation Inc. (a)                    253,594
     2,545  Coachmen Industries Inc.                        26,723
    10,000  Cooper Tire & Rubber Co.                       106,250
     4,296  EGL Inc. (a)                                   102,836
    10,100  Federal-Mogul Corp.                             23,356
     2,113  Forward Air Corp. (a)                           78,841
     3,175  Fritz Companies Inc. (a)                        19,248
     2,668  Frontier Airlines Inc. (a)                      82,541
     2,099  Heartland Express Inc. (a)                      47,883
     3,024  JB Hunt Transport Services Inc.                 50,841
     3,707  Kirby Corp. (a)                                 77,847
     1,084  Knight Transportation Inc. (a)                  20,867
     1,259  Landstar Systems Inc. (a)                       69,796
     5,293  Mesa Air Group Inc. (a)                         37,051
     2,318  Mesaba Holdings Inc. (a)                        29,120
     2,631  Midwest Express Holdings Inc. (a)               38,643
     1,387  MS Carriers Inc. (a)                            45,424
     4,912  Newport News Shipbuilding Inc.                 255,424
     3,123  Offshore Logistics Inc. (a)                     67,291
     3,955  Overseas Shipholding Group Inc.                 90,718

  SHARES                                                 VALUE
----------                                            ------------
     8,218  Pittston Brink's Group                    $    163,333
     3,591  Polaris Industries Inc.                        142,742
     1,951  Roadway Express Inc.                            41,337
     7,657  Rollins Truck Leasing Corp.                     61,256
     9,200  Ryder System Inc.                              152,950
     7,016  Skywest Inc.                                   201,710
     6,440  Swift Transportation Inc. (a)                  127,593
     1,040  Thor Industries Inc.                            20,540
     5,768  Trinity Industries Inc.                        144,200
     4,051  US Freightways Corp.                           121,846
     3,803  Wabash National Corp.                           32,801
     5,489  Wabtec Corporation                              64,496
     5,596  Werner Enterprises Inc.                         95,132
     2,159  Winnebago Industries Inc.                       37,917
     7,028  Wisconsin Central
              Transportation Co. (a)                       105,859
     1,736  Xtra Corp. (a)                                  83,328
     3,784  Yellow Corp. (a)                                77,040
                                                      ------------
                                                         4,196,181
                                                      ------------

UTILITIES & ENERGY (5.1%)
     8,130  AGL Resources Inc.                             179,368
    11,500  Allete                                         285,344
     1,570  American States Water Company                   57,894
     3,667  Arch Coal Inc.                                  51,796
     5,076  Atmos Energy Corporation                       123,728
     7,328  Avista Corporation                             150,224
     6,000  Azurix Corp. (a)                                49,125
     3,373  Black Hills Corporation                        150,942
     2,066  California Water Service Group                  55,782
     1,826  Cascade Natural Gas Corp.                       34,352
     2,362  CH Energy Group Inc.                           105,700
     3,286  CLECO Corporation                              179,909
    13,800  Conectiv Inc.                                  276,863
     3,794  CONSOL Energy Inc.                             105,995
     8,421  El Paso Electric Company (a)                   111,157
     2,498  Empire District Electric Company                65,729
     4,049  Energen Corporation                            130,327
     4,784  Hawaiian Electric Industries Inc.              177,905
     2,400  Hickory Tech Corp.                              49,200
     5,925  IDACORP Inc.                                   290,695
     9,800  Kansas City Power & Light Co.                  268,888
     2,501  Laclede Gas Company                             58,461
     2,692  Madison Gas & Electric Co.                      60,907
     9,905  MDU Resources Group Inc.                       321,913
     2,539  New Jersey Resources Corp.                     109,812
     3,743  Northwest Natural Gas Company                   99,190
     3,332  NorthWestern Corporation                        77,053
     1,973  NUI Corporation                                 63,506
    11,600  OGE Energy Corp.                               283,475
     3,536  Otter Tail Power Company                        98,124
     5,200  Peoples Energy Corp.                           232,700
     6,818  Philadelphia Suburban Corp.                    167,041

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
     4,915  Piedmont Natural Gas Company Inc.         $    187,692
     5,161  Public Service Co. of New Mexico               138,379
     5,014  RGS Energy Group Inc.                          162,642
     2,820  SEMCO Energy Inc.                               43,886
    12,023  Sierra Pacific Resources Corp.                 193,119
       239  SJW Corporation                                 24,378
     1,745  South Jersey Industries Inc.                    51,914
     5,122  Southern Union Company (a)                     135,733
     4,675  Southwest Gas Corporation                      102,266
     4,143  Southwestern Energy Co.                         42,984
     4,162  UGI Corporation                                105,351
     2,073  Uil Holdings Corporation                       103,132
     4,585  UniSource Energy Corporation                    86,255
     9,449  Vectren Corporation                            242,131
     3,038  Western Gas Resources Inc.                     102,343
    10,600  Western Resources Inc.                         263,013
     7,161  WGL Holdings Inc.                              217,963
     4,085  WPS Resources Corp.                            150,379
                                                      ------------
                                                         6,826,665
                                                      ------------
TOTAL COMMON STOCKS
  (cost $143,844,487)                                  133,174,208

PRINCIPAL
  AMOUNT                                                 VALUE
----------                                            ------------
SHORT-TERM INVESTMENTS (2.6%)
$3,608,000  U.S. Treasury Bills, 5.280% and 6.180%,
              February and March, 2001
              (cost $3,582,833)                       $  3,584,449
                                                      ------------

TOTAL INVESTMENTS (101.6%)
  (cost $147,427,320)                                  136,758,657

LIABILITIES, NET OF OTHER ASSETS (-1.6%)                (2,195,757)
                                                      ------------
NET ASSETS (100.0%)                                   $134,562,900
                                                      ============

Notes:

(a)  Non-income producing security.
(b)  This security is restricted from trading until 03/18/2002.

At December 31, 2000, net unrealized depreciation of $10,939,752 consisted of gross unrealized appreciation of $24,013,298 and gross unrealized depreciation of $34,953,050 based on cost of $147,698,409 for federal income tax purposes.

                See accompanying notes to financial statements.

       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000


  SHARES                                                 VALUE
----------                                            ------------
COMMON STOCKS (98.9%)
AUSTRALIA (2.5%)
    25,080  Amcor Ltd.                                $     73,133
            MISCELLANEOUS FOOD AND KINDRED PRODUCTS
    23,529  AMP Limited                                    264,511
            LIFE INSURANCE
    14,793  Aristocrat Leisure Ltd.                         42,511
            MISCELLANEOUS AMUSEMENT AND RECREATION
            SERVICES
    26,571  Boral Limited                                   30,578
            CONSTRUCTION AND RELATED MACHINERY
     4,433  Brambles Industries Ltd.                       103,510
            MISCELLANEOUS TRANSPORTATION SERVICES
    36,645  Broken Hill Proprietary                        386,187
            MISCELLANEOUS METAL ORES
    25,371  Coca-Cola                                       66,041
            BEVERAGES
    25,627  Coles Myer Ltd.                                 99,389
            RETAIL STORES
    24,034  Commonwealth Bank of Australia                 412,931
            FOREIGN BANKS, BRANCHES, AND AGENCIES
    10,911  Computershare Limited                           52,337
            COMPUTER AND OFFICE EQUIPMENT
     3,578  CSL Limited                                     77,698
            MISCELLANEOUS MANUFACTURING INDUSTRIES
    35,878  CSR Ltd.                                        93,329
            CONSTRUCTION AND RELATED MACHINERY
    12,216  ERG Limited                                     18,601
            POLITICAL ORGANIZATIONS
    44,869  Fosters Brewing Group Ltd.                     117,741
            MISCELLANEOUS FOOD AND KINDRED PRODUCTS
    47,529  General Property                                73,114
            TRUSTS
    12,953  Howard Smith Ltd.                               60,491
            MISCELLANEOUS MANUFACTURING INDUSTRIES
     9,450  Lend Lease Corporation Ltd.                     87,947
            BUSINESS CREDIT INSTITUTIONS
    57,268  MIM Holdings Limited                            36,932
            METAL MINING SERVICES
    32,209  Mirvac Group                                    63,874
            HOLDING OFFICES
    30,249  National Australia Bank Ltd.                   484,495
            FOREIGN BANKS, BRANCHES, AND AGENCIES
    39,962  News Corporation Ltd.                          311,036
            CABLE AND OTHER PAY TV SERVICES
    31,881  Onesteel Limited                                16,840
            IRON AND STEEL FOUNDRIES
    20,735  Orica Limited                                   66,400
            MISCELLANEOUS MANUFACTURING INDUSTRIES
    11,403  Paperlinx Limited                               20,977
            MISCELLANEOUS FOOD AND KINDRED PRODUCTS

  SHARES                                                 VALUE
----------                                            ------------
     7,803  Rio Tinto Ltd.                            $    127,700
            MISCELLANEOUS METAL ORES
    27,948  Santos Ltd.                                     93,536
            CRUDE PETROLEUM AND NATURAL GAS
    20,140  Southcorp Holdings                              54,797
            MISCELLANEOUS MANUFACTURING INDUSTRIES
    10,211  Tabcorp Holdings Limited                        62,297
            MISCELLANEOUS AMUSEMENT AND RECREATION
            SERVICES
   152,555  Telstra Corporation                            544,759
            TELEPHONE COMMUNICATIONS
    11,910  Transurban Group                                30,180
            HIGHWAY AND STREET CONSTRUCTION
     8,332  Wesfarmers Ltd.                                 74,958
            MISCELLANEOUS MANUFACTURING INDUSTRIES
    24,643  Western Mining Corp. Holding Ltd.              104,903
            METAL MINING SERVICES
     1,110  Westfield Trust                                  2,111
            TRUSTS
    36,937  Westfield Trust                                 69,737
            TRUSTS
    34,929  Westpac Banking Corp.                          256,211
            FOREIGN BANKS, BRANCHES, AND AGENCIES
    23,573  Woolworths Ltd.                                110,348
            RETAIL STORES
                                                      ------------
                                                         4,592,140
                                                      ------------
AUSTRIA (.2%)
     2,959  Bank Austria AG                                162,569
            FOREIGN BANKS, BRANCHES, AND AGENCIES
     1,314  OEMV AG                                        101,635
            MISCELLANEOUS PETROLEUM AND COAL
            PRODUCTS
       784  Oest Elektrizatswirts Class A                   79,384
            ELECTRIC SERVICES
                                                      ------------
                                                           343,588
                                                      ------------
BELGIUM (.9%)
     2,643  AGFA Gevaert NV                                 62,915
            PHOTOGRAPHIC EQUIPMENT AND SUPPLIES
     1,329  Colruyt SA (a)                                  58,562
            HOLDING OFFICES
     1,502  Delhaize LE PS                                  71,325
            RETAIL STORES
     1,045  Electrabel                                     235,921
            ELECTRIC SERVICES
    14,360  Fortis B                                       465,827
            INSURANCE CARRIERS
       559  GBL Group                                      132,595
            HOLDING OFFICES
     3,236  Interbrew                                      112,619
            BEVERAGES
     6,025  Kredietbank NPV                                260,576
            FOREIGN BANKS, BRANCHES, AND AGENCIES

       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
       191  SA D'ieteren NV                           $     41,974
            SERVICES
     1,938  Solvay Et Cie Class A NPV                      107,928
            CHEMICALS AND ALLIED PRODUCTS
     3,954  UCB BB                                         146,355
            CHEMICALS AND ALLIED PRODUCTS
                                                      ------------
                                                         1,696,597
                                                      ------------
DENMARK (.8%)
        24  D/S 1912 Class B                               208,158
            WATER TRANSPORTATION SERVICES
        17  D/S Svendborg Class B                          198,730
            WATER TRANSPORTATION SERVICES
    16,010  Den Danske Bank                                287,780
            FOREIGN BANKS, BRANCHES, AND AGENCIES
       400  Hagemeyer NV                                    53,296
            MISCELLANEOUS BUSINESS SERVICES
       778  ISS                                             52,907
            MISCELLANEOUS BUSINESS SERVICES
       800  Navision Software AS                            14,279
            COMPUTER AND DATA PROCESSING SERVICES
       100  Nordiske Kabel Traadfabri                       23,279
            MISCELLANEOUS MANUFACTURING INDUSTRIES
     1,584  Novo Nordisk AS Class B                        283,728
            DRUGS
     1,484  Novozymes AS Class B                            29,660
            DRUGS
     4,502  Tele Danmark                                   183,351
            TELEPHONE COMMUNICATIONS
     2,160  Vestas Wind Systems                            116,750
            COMMUNICATIONS EQUIPMENT
     1,900  William DeMant Holding                          87,172
            MEDICAL INSTRUMENTS AND SUPPLIES
                                                      ------------
                                                         1,539,090
                                                      ------------
FINLAND (2.8%)
     1,000  Amer-Yhthymae OY Class A                        26,251
            TOYS AND SPORTING GOODS
     7,200  Fortum                                          29,364
            MISCELLANEOUS PETROLEUM AND COAL
            PRODUCTS
     1,400  Hartwall OY AB                                  26,908
            MISCELLANEOUS FOOD AND KINDRED PRODUCTS
     4,742  Kesko OY Osake                                  47,793
            MISCELLANEOUS BUSINESS SERVICES
     4,400  Metso OYJ                                       49,090
            ENGINEERING AND ARCHITECTURAL SERVICES
    95,496  Nokia OYJ                                    4,252,781
            TELEPHONE COMMUNICATIONS
     1,058  Pohjola Group Insurance Class B                 46,621
            INSURANCE CARRIERS

  SHARES                                                 VALUE
----------                                            ------------
     5,900  Raisio Group PLC                          $     10,842
            MISCELLANEOUS FOOD AND KINDRED PRODUCTS
     1,800  Sampo Insurance Co. Class A                     97,036
            INSURANCE AGENTS, BROKERS, AND SERVICES
    15,706  Sonera Corporation                             284,195
            TELEPHONE COMMUNICATIONS
     1,772  Tietoenator Corporation                         50,339
            COMPUTER AND DATA PROCESSING SERVICES
     5,509  UPM-Kymmene                                    188,779
            PAPER AND PAPER PRODUCTS
                                                      ------------
                                                         5,109,999
                                                      ------------
FRANCE (11.6%)
     3,810  Accor SA                                       160,743
            HOTELS AND MOTELS
     1,826  Air Liquide French                             272,031
            MISCELLANEOUS CHEMICAL PRODUCTS
    24,260  Alcatel                                      1,376,071
            TELEPHONE COMMUNICATIONS
    15,662  Aventis SA                                   1,372,945
            DRUGS
     7,801  AXA Company                                  1,126,329
            INSURANCE AGENTS, BROKERS, AND SERVICES
     8,849  Banque National De Paris                       775,711
            FOREIGN BANKS, BRANCHES, AND AGENCIES
     1,343  BIC                                             52,745
            MISCELLANEOUS NONDURABLE GOODS
     6,640  Bouygues                                       300,372
            HEAVY CONSTRUCTION, EXCEPT HIGHWAY
     2,452  Cap Gemini                                     394,946
            COMPUTER AND DATA PROCESSING SERVICES
    13,782  Carrefour Supermarche                          864,436
            GROCERY STORES
     1,696  Casino French                                  170,775
            MISCELLANEOUS FOOD AND KINDRED PRODUCTS
       413  Club Mediterrane                                35,197
            SERVICES
       429  Coflexip                                        54,459
            OIL AND GAS FIELD SERVICES
     1,742  Compagnie De Saint Goban                       273,236
            CONSTRUCTION AND RELATED MACHINERY
     2,190  Dassault Systemes SA                           149,886
            COMPUTER AND DATA PROCESSING SERVICES
       828  Eridania Beghin Say                             71,885
            MISCELLANEOUS FOOD AND KINDRED PRODUCTS
       269  Essilor International                           87,640
            MISCELLANEOUS NONDURABLE GOODS
       107  Eurafrance French                               77,646
            INVESTMENT OFFICES
    20,567  France Telecom SA                            1,773,034
            TELEPHONE COMMUNICATIONS

       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
     2,977  Groupe Danone                             $    448,248
            MISCELLANEOUS FOOD AND KINDRED PRODUCTS
       472  Imetal                                          53,545
            CONSTRUCTION AND RELATED MACHINERY
    13,586  L'Oreal                                      1,162,939
            MISCELLANEOUS NONDURABLE GOODS
     2,203  Lafarge Coppee French                          184,442
            CONSTRUCTION AND RELATED MACHINERY
     2,741  Lagardere Groupe                               158,815
            MISCELLANEOUS BUSINESS SERVICES
     9,587  LVMH Company                                   633,675
            BEER, WINE, AND DISTILLED BEVERAGES
     2,949  Michelin Class B                               106,584
            TIRES AND INNER TUBES
     1,763  Pechiney SA Class A                             80,480
            METALS AND MINERALS, EXCEPT PETROLEUM
     1,405  Pernod-Ricard                                   96,818
            MISCELLANEOUS FOOD AND KINDRED PRODUCTS
       936  Peugeot SA                                     212,630
            MOTOR VEHICLES AND EQUIPMENT
     2,308  Pinault-Printemps-Redoute SA                   495,309
            DEPARTMENT STORES
     7,924  Publicis Groupe SA                             267,375
            ADVERTISING
       759  Sagem SA                                       101,332
            COMMUNICATIONS EQUIPMENT
    14,784  Sanofi-Synthelabo                              984,112
            DRUGS
     3,102  Schneider SA                                   225,973
            MISCELLANEOUS DURABLE GOODS
       449  SEB Group                                       24,395
            HOUSEHOLD APPLIANCES
       800  Sidel                                           36,302
            MISCELLANEOUS DURABLE GOODS
     1,758  Soc Generale D'enterprises                     107,958
            MOTOR VEHICLES AND EQUIPMENT
     8,423  Societe Generale Class A                       522,780
            FOREIGN BANKS, BRANCHES, AND AGENCIES
       640  Sodexho Alliance                               118,386
            SERVICES
    17,635  ST Microelectronics NV                         768,817
            ELECTRONIC COMPONENTS AND ACCESSORIES
     3,879  Suez Lyonnaise Des Eaux-Dumex                  707,349
            COMBINATION UTILITY SERVICES
     1,280  Suez-Lyonnaise Strips                               12
            MISCELLANEOUS BUSINESS SERVICES
       405  Technip SA                                      58,703
            CONSTRUCTION AND RELATED MACHINERY
     3,452  Thomson CSF                                    165,219
            MISCELLANEOUS DURABLE GOODS
    14,960  Total Fina SA                                2,221,678
            OIL AND GAS FIELD SERVICES

  SHARES                                                 VALUE
----------                                            ------------
       383  Union Du Credit Bail Immobil              $     60,936
            MISCELLANEOUS INVESTING
     5,242  Usinor Sacilor                                  69,100
            BLAST FURNACE AND BASIC STEEL PRODUCTS
     1,744  Valeo                                           77,765
            MOTOR VEHICLES AND EQUIPMENT
    21,477  Vivendi Universal                            1,411,516
            MISCELLANEOUS MANUFACTURING INDUSTRIES
       154  Zodiac SA                                       42,448
            AIRCRAFT AND PARTS
                                                      ------------
                                                        20,995,728
                                                      ------------
GERMANY (8.4%)
     1,050  Adidas Salomon AG                               64,972
            MISCELLANEOUS TEXTILE GOODS
     4,856  Allianz AG Holding                           1,814,723
            INSURANCE AGENTS, BROKERS, AND SERVICES
    12,394  BASF AG                                        559,735
            CHEMICALS AND ALLIED PRODUCTS
    14,587  Bayer AG                                       764,080
            CHEMICALS AND ALLIED PRODUCTS
     8,362  Bayerische Hypo Vereinsbank                    472,740
            FOREIGN BANKS, BRANCHES, AND AGENCIES
     1,972  Beiersdorf                                     206,147
            CHEMICALS AND ALLIED PRODUCTS
     1,650  Bilfinger and Berger Bau                        19,569
            CONSTRUCTION AND RELATED MACHINERY
     3,889  Continental AG                                  62,349
            TIRES AND INNER TUBES
    20,285  Daimler Chrysler AG                            850,875
            MOTOR VEHICLES AND EQUIPMENT
    12,348  Deutsche Bank AG                             1,036,245
            FOREIGN BANKS, BRANCHES, AND AGENCIES
    61,288  Deutsche Telekom AG                          1,844,481
            COMMUNICATIONS SERVICES
     1,050  Douglas Holding AG                              40,361
            MACHINERY, EQUIPMENT, AND SUPPLIES
    10,364  Dresdner Bank AG                               451,344
            FOREIGN BANKS, BRANCHES, AND AGENCIES
     2,848  EM TV & Merchandising                           15,754
            MOTION PICTURE PRODUCTION AND SERVICES
     1,300  Epcos (a)                                      112,740
            ELECTRONIC DISTRIBUTION EQUIPMENT
     2,700  Fag Kugelfischer Georg Schae                    18,251
            MISCELLANEOUS MANUFACTURING INDUSTRIES
     2,059  Fresenius Medical Care                         167,946
            MEDICAL INSTRUMENTS AND SUPPLIES
     1,993  GEHE AG                                         75,153
            CHEMICALS AND ALLIED PRODUCTS
     1,356  Heidelberger Zement AG                          62,295
            CONSTRUCTION AND RELATED MACHINERY
     1,650  Hochtief AG                                     32,331
            CONSTRUCTION AND RELATED MACHINERY

       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
        37  Holsten-Brauerei AG                       $        711
            BEER, WINE, AND DISTILLED BEVERAGES
     2,014  Kamps AG                                        21,337
            BAKERY PRODUCTS
     2,492  Karstadt Quelle AG                              76,867
            DEPARTMENT STORES
     2,645  Linde AG                                       128,207
            ENGINEERING AND ARCHITECTURAL SERVICES
     7,616  Lufthansa AG                                   196,003
            AIR TRANSPORTATION, SCHEDULED
     2,735  M.A.N. AG                                       69,490
            MACHINERY, EQUIPMENT, AND SUPPLIES
     3,966  Merck KGAA                                     174,761
            DRUGS
     6,588  Metro AG                                       307,594
            MISCELLANEOUS NONDURABLE GOODS
     3,549  Muenchener Rueckversicherungs
              Namensaktie                                1,267,925
            INSURANCE CARRIERS
     3,890  Preussag                                       140,084
            BLAST FURNACE AND BASIC STEEL PRODUCTS
    10,557  RWE AG                                         473,111
            MISCELLANEOUS MANUFACTURING INDUSTRIES
     3,638  SAP AG                                         417,108
            COMPUTER AND DATA PROCESSING SERVICES
     4,509  Schering AG                                    255,759
            CHEMICALS AND ALLIED PRODUCTS
       550  SGL Carbon AG                                   29,366
            CHEMICALS AND ALLIED PRODUCTS
    11,913  Siemans Registered                           1,554,729
            INDUSTRIAL MACHINERY
    10,098  Thyssen Krupp                                  156,212
            CONSTRUCTION AND RELATED MACHINERY
    14,932  VEBA AG                                        907,167
            MISCELLANEOUS MANUFACTURING INDUSTRIES
     6,271  Volkswagen AG                                  327,422
            MOTOR VEHICLES AND EQUIPMENT
       632  VVPR Heildelberger                                   6
            CONCRETE, GYPSUM, AND PLASTER PRODUCTS
     3,459  WCM Beteiligungs & Grund AG                     51,239
            REAL ESTATE AGENTS AND MANAGERS
                                                      ------------
                                                        15,227,189
                                                      ------------
HONG KONG (2.1%)
     8,000  ASM Pacific Technology                          11,385
            MISCELLANEOUS MANUFACTURING INDUSTRIES
    33,605  Bank of East Asia Hong Kong                     86,815
            MISCELLANEOUS INVESTING
    65,000  Cathay Pacific Airways Ltd.                    120,003
            AIR TRANSPORTATION, SCHEDULED
    41,403  CLP Holdings Limited                           206,489
            UTILITIES REGULATION AND ADMINISTRATION
    32,000  Esprit Holdings Limited                         27,283
            MISCELLANEOUS APPAREL AND ACCESSORIES

  SHARES                                                 VALUE
----------                                            ------------
    72,000  Giordano International Ltd.               $     33,235
            MISCELLANEOUS APPAREL AND ACCESSORIES
    69,000  Hang Lung Development Co.                       61,479
            SUBDIVIDERS AND DEVELOPERS
    38,174  Hang Seng Bank                                 513,895
            FOREIGN BANKS, BRANCHES, AND AGENCIES
    29,000  Henderson Land Development                     147,607
            SUBDIVIDERS AND DEVELOPERS
   100,111  Hong Kong & China Gas                          146,963
            GAS PRODUCTION AND DISTRIBUTION
    84,210  Hutchison Whampoa                            1,049,956
            MISCELLANEOUS BUSINESS SERVICES
    71,216  Johnson Electric Holdings                      109,110
            ELECTRICAL INDUSTRIAL APPARATUS
    54,000  Li & Fung Ltd.                                  98,312
            MISCELLANEOUS NONDURABLE GOODS
    50,000  New World Development                           60,580
            SUBDIVIDERS AND DEVELOPERS
   284,200  Pacific Century Cyberworks (a)                 184,019
            COMPUTER AND DATA PROCESSING SERVICES
    58,000  Shangri-La Asia Ltd.                            62,837
            HOTELS AND MOTELS
    76,000  Sino Land Company                               39,702
            REAL ESTATE AGENTS AND MANAGERS
    42,000  South China Morning Post                        31,231
            MISCELLANEOUS BUSINESS SERVICES
    47,000  Sun Hung Kai Properties                        468,505
            REAL ESTATE OPERATORS AND LESSORS
    32,000  Swire Pacific Ltd. Class A                     230,774
            MISCELLANEOUS BUSINESS SERVICES
     9,000  Television Broadcasts Ltd.                      47,308
            RADIO AND TELEVISION BROADCASTING
            STATIONS
    50,114  Wharf Holdings Ltd.                            121,752
            REAL ESTATE AGENTS AND MANAGERS
                                                      ------------
                                                         3,859,240
                                                      ------------
IRELAND (.4%)
    17,730  Allied Irish Banks PLC                         206,122
            FOREIGN BANKS, BRANCHES, AND AGENCIES
     7,402  CRH PLC                                        137,545
            CONSTRUCTION AND RELATED MACHINERY
    43,238  Eircom PLC                                     111,481
            COMMUNICATIONS SERVICES
     9,204  Irish Permanent PLC                            112,165
            FOREIGN BANKS, BRANCHES, AND AGENCIES
     5,973  Kerry Group PLC                                 72,267
            MISCELLANEOUS FOOD AND KINDRED PRODUCTS
     7,198  RyanAir Holdings PLC                            76,982
            AIR TRANSPORTATION, SCHEDULED
                                                      ------------
                                                           716,562
                                                      ------------

       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
ITALY (4.8%)
    33,360  Alitalia (a)                              $     59,895
            AIR TRANSPORTATION, SCHEDULED
     6,172  Arnoldo Mondadori Editore                       57,287
            NEWSPAPERS
    24,746  Assicurazione Generali                         981,387
            MEDICAL SERVICE AND HEALTH INSURANCE
     5,310  Autogrill SPA                                   65,217
            EATING AND DRINKING PLACES
    24,000  Autostrade SPA                                 158,633
            HIGHWAY AND STREET CONSTRUCTION
   120,919  Banca Di Roma                                  131,052
            FOREIGN BANKS, BRANCHES, AND AGENCIES
   101,114  Banca Intesa SPA                               485,378
            FOREIGN BANKS, BRANCHES, AND AGENCIES
     9,505  Banca Popolare Di Milano                        47,230
            FOREIGN BANKS, BRANCHES, AND AGENCIES
    47,516  Benetton Group                                  98,900
            APPAREL, PIECE GOODS, AND NOTIONS
    21,060  Beni Stabili SPA                                10,149
            MISCELLANEOUS INVESTING
    34,500  Bipop Carire SPA                               224,802
            FOREIGN BANKS, BRANCHES, AND AGENCIES
     6,055  Bulgari SPA                                     74,367
            WOMEN'S ACCESSORY AND SPECIALTY STORES
   147,593  Enel SPA                                       572,882
            ELECTRIC SERVICES
   162,068  ENI SPA                                      1,033,232
            PETROLEUM REFINING
     8,024  Fiat                                           197,552
            MOTOR VEHICLES AND EQUIPMENT
     7,800  Gruppo Editoriale L'Espresso                    67,425
            NEWSPAPERS
     5,910  Italcementi SPA                                 49,370
            MISCELLANEOUS MANUFACTURING INDUSTRIES
    14,999  Italgas                                        151,732
            COMMUNICATIONS SERVICES
    24,467  Mediaset SPA                                   291,556
            RADIO AND TELEVISION BROADCASTING
            STATIONS
    13,212  Mediobanca Banca Di Credito                    149,634
            COMMERCIAL BANKS
    45,000  Parmalat Finanziaria SPA                        72,778
            DAIRY PRODUCTS
    44,886  Pirelli SPA                                    159,493
            RETAIL STORES
    15,649  RAS SPA                                        243,697
            UTILITIES REGULATION AND ADMINISTRATION
    28,347  San Paolo -- IMI SPA                           457,651
            FOREIGN BANKS, BRANCHES, AND AGENCIES
        79  Seat-Paginne Gialle SPA                            176
            PERIODICALS
    19,500  SNIA SPA                                        42,050
            MISCELLANEOUS CHEMICAL PRODUCTS

  SHARES                                                 VALUE
----------                                            ------------
   164,705  Telecom Italia Mobile                     $  1,312,567
            COMMUNICATIONS SERVICES
    75,434  Telecom Italia SPA                             833,116
            COMMUNICATIONS SERVICES
    20,027  Telecom Italia SPA -- RNC                      120,168
            COMMUNICATIONS SERVICES
     2,000  Tiscali SPA                                     33,846
            TELEPHONE COMMUNICATIONS
   100,549  Unicredito Italiano SPA                        525,087
            FOREIGN BANKS, BRANCHES, AND AGENCIES
                                                      ------------
                                                         8,708,309
                                                      ------------
JAPAN (22.4%)
     2,900  ACOM Company Ltd.                              213,772
            MISCELLANEOUS BUSINESS SERVICES
     1,990  Advantest Corp.                                186,193
            ELECTRICAL INDUSTRIAL APPARATUS
    14,000  Ajinomoto Company Inc.                         181,794
            MISCELLANEOUS FOOD AND KINDRED PRODUCTS
     4,000  Alps Electronics Co.                            60,930
            ELECTRICAL INDUSTRIAL APPARATUS
     8,000  Amada Company Ltd.                              59,462
            MACHINERY, EQUIPMENT, AND SUPPLIES
    59,000  Asahi Bank Ltd.                                200,688
            FOREIGN BANKS, BRANCHES, AND AGENCIES
    11,000  Asahi Breweries Ltd.                           112,058
            MISCELLANEOUS FOOD AND KINDRED PRODUCTS
    30,000  Asahi Chemical Industry Co.                    172,614
            CHEMICALS AND ALLIED PRODUCTS
    24,000  Asahi Glass Company Ltd.                       197,902
            PRODUCTS OF PURCHASED GLASS
     1,600  Asatsu Inc.                                     39,002
            ADVERTISING
    16,000  Bank of Fukuoka Ltd.                            68,275
            FOREIGN BANKS, BRANCHES, AND AGENCIES
     2,200  Benesse Corp.                                   81,567
            MISCELLANEOUS BUSINESS SERVICES
    18,000  Bridgestone Corp.                              163,694
            TIRES AND INNER TUBES
    18,000  Canon Inc.                                     629,591
            ELECTRICAL INDUSTRIAL APPARATUS
     7,000  Casio Computer Co. Ltd.                         59,068
            ELECTRICAL INDUSTRIAL APPARATUS
        41  Central Japan Railway                          252,037
            RAILROADS
     6,000  Chugai Pharm Co.                                99,685
            DRUGS, PROPRIETORS, AND SUNDRIES
    19,000  Chuo Trust & Banking                            58,482
            FOREIGN BANKS, BRANCHES, AND AGENCIES
     8,000  Citizen Watch Company Ltd.                      58,272
            MISCELLANEOUS ELECTRICAL EQUIPMENT AND
            SUPPLIES

       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
     3,500  Credit Saison                             $     74,830
            RETAIL STORES
     2,200  CSK Corp.                                       31,973
            COMPUTER AND DATA PROCESSING SERVICES
    20,000  Dai Nippon Ink & Chemical Inc.                  59,462
            CHEMICALS AND ALLIED PRODUCTS
    15,000  Dai Nippon Printing Company Ltd.               223,111
            MISCELLANEOUS MANUFACTURING INDUSTRIES
    28,000  Daiei Inc.                                      44,806
            RETAIL STORES
     7,000  Daiichi Pharmaceutical                         208,115
            DRUGS, PROPRIETORS, AND SUNDRIES
     6,000  Daikin Industries Ltd.                         115,425
            MACHINERY, EQUIPMENT, AND SUPPLIES
     3,300  Daito Trust Construction                        59,155
            CONSTRUCTION AND RELATED MACHINERY
    44,000  Daiwa Bank                                      71,949
            FOREIGN BANKS, BRANCHES, AND AGENCIES
    12,000  Daiwa House Industry                            74,502
            CONSTRUCTION AND RELATED MACHINERY
    28,000  Daiwa Securities                               292,096
            MISCELLANEOUS INVESTING
    18,000  Denso Corporation                              388,773
            MISCELLANEOUS TRANSPORTATION EQUIPMENT
        76  East Japan Rail                                445,261
            MISCELLANEOUS TRANSPORTATION SERVICES
     9,000  Ebaba Corporation                               97,665
            MACHINERY, EQUIPMENT, AND SUPPLIES
     6,000  Eisai Company Ltd.                             209,864
            DRUGS, PROPRIETORS, AND SUNDRIES
     4,800  Fanuc Co.                                      326,128
            ELECTRICAL INDUSTRIAL APPARATUS
         9  Fugi Television Network Inc.                    62,644
            CABLE AND OTHER PAY TV SERVICES
     1,300  Fuji Machine Manufacturing Co. Ltd.             34,785
            MACHINERY, EQUIPMENT, AND SUPPLIES
    10,000  Fuji Photo Film                                417,978
            MOTION PICTURE PRODUCTION AND SERVICES
       800  Fuji Soft ABC Inc.                              51,556
            COMPUTER AND DATA PROCESSING SERVICES
     8,000  Fujikura Ltd.                                   59,881
            NONFERROUS FOUNDRIES (CASTING)
    40,000  Fujitsu Ltd.                                   589,016
            COMMUNICATIONS EQUIPMENT
    13,000  Furkukawa Electric                             226,784
            NONFERROUS FOUNDRIES (CASTING)
    15,000  Gunma Bank                                      73,321
            FOREIGN BANKS, BRANCHES, AND AGENCIES
       900  Hirose Electronics Company Ltd.                 86,569
            ELECTRICAL INDUSTRIAL APPARATUS
    68,000  Hitachi Ltd.                                   605,316
            ELECTRICAL INDUSTRIAL APPARATUS
    20,000  Honda Motor Company Ltd.                       745,016
            MOTOR VEHICLES AND EQUIPMENT

  SHARES                                                 VALUE
----------                                            ------------
     2,300  Hoya Corp.                                $    168,940
            MEASURING AND CONTROLLING DEVICES
     6,000  Isetan                                          63,221
            RETAIL STORES
    27,000  Ishikawajima-Harima Heavy Ind.                  57,607
            MISCELLANEOUS TRANSPORTATION EQUIPMENT
     8,000  ITO Yokado Co.                                 398,741
            RETAIL STORES
    29,000  Itochu Corp. (a)                               134,908
            MISCELLANEOUS DURABLE GOODS
    37,000  Japan Airlines                                 169,212
            AIR TRANSPORTATION, SCHEDULED
        39  Japan Tobacco Inc.                             302,151
            TOBACCO PRODUCTS
    23,000  Joyo Bank                                       73,007
            FOREIGN BANKS, BRANCHES, AND AGENCIES
     7,000  Jusco Co.                                      151,801
            RETAIL STORES
       800  Kadokawa Shoten Publishing                      21,196
            MISCELLANEOUS PUBLISHING
    27,000  Kajima Corp.                                    74,841
            CONSTRUCTION AND RELATED MACHINERY
     9,000  Kaneka Corporation                              85,073
            CHEMICALS AND ALLIED PRODUCTS
    18,800  Kansai Electric Power                          318,758
            ELECTRIC SERVICES
    12,000  KAO Corp.                                      348,373
            SOAP, CLEANERS, AND TOILET GOODS
    37,000  Kawasaki Heavy Industries                       39,472
            MISCELLANEOUS TRANSPORTATION EQUIPMENT
    73,000  Kawasaki Steel                                  75,321
            BLAST FURNACE AND BASIC STEEL PRODUCTS
    23,000  Keihin Elec Express Railway                     91,308
            MISCELLANEOUS TRANSPORTATION SERVICES
    10,000  Kinden Corporation                              57,275
            CONSTRUCTION AND RELATED MACHINERY
    29,000  Kinki Nippon Railway                           120,707
            MISCELLANEOUS TRANSPORTATION SERVICES
    21,000  Kirin Brewery Company Ltd.                     187,853
            MISCELLANEOUS FOOD AND KINDRED PRODUCTS
    21,000  Komatsu Ltd.                                    92,734
            MACHINERY, EQUIPMENT, AND SUPPLIES
     2,400  Konami Company Ltd.                            179,853
            COMPUTER AND DATA PROCESSING SERVICES
     9,000  Konica Corporation                              73,583
            MISCELLANEOUS MANUFACTURING INDUSTRIES
    33,000  Kubota Corp.                                   100,419
            MACHINERY, EQUIPMENT, AND SUPPLIES
     9,000  Kuraray Co.                                     83,957
            MISCELLANEOUS TEXTILE GOODS
     4,000  Kurita Water Industries                         52,291
            MACHINERY, EQUIPMENT, AND SUPPLIES
     3,800  Kyocera Corp.                                  414,358
            ELECTRONIC COMPONENTS AND ACCESSORIES

       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
    10,000  Kyowa Hakko Kogyo                         $     69,080
            CHEMICALS AND ALLIED PRODUCTS
    32,000  Marubeni Corp. (a)                              75,552
            SERVICES
     8,000  Marui Co.                                      120,671
            RETAIL STORES
    42,000  Matsushita Electric Industries               1,002,624
            HOUSEHOLD AUDIO AND VIDEO EQUIPMENT
    11,000  Meiji Seika                                     62,810
            MISCELLANEOUS FOOD AND KINDRED PRODUCTS
     9,000  Minebea Company Ltd.                            83,263
            MISCELLANEOUS ELECTRICAL EQUIPMENT AND
            SUPPLIES
    46,000  Mitsubishi Chemical Corp.                      121,072
            CHEMICALS AND ALLIED PRODUCTS
    31,000  Mitsubishi Corp.                               228,244
            MISCELLANEOUS BUSINESS SERVICES
    44,000  Mitsubishi Electric                            270,481
            ELECTRICAL INDUSTRIAL APPARATUS
    26,000  Mitsubishi Estate Company Ltd.                 277,371
            REAL ESTATE OPERATORS AND LESSORS
    68,000  Mitsubishi Heavy                               296,120
            ENGINES AND TURBINES
    26,000  Mitsubishi Materials Corp.                      62,067
            NONFERROUS FOUNDRIES (CASTING)
    27,000  Mitsubishi Rayon Co.                            79,739
            MISCELLANEOUS TEXTILE GOODS
    27,000  Mitsubishi Trust                               185,571
            FOREIGN BANKS, BRANCHES, AND AGENCIES
     5,000  Mitsubishi Warehouse Transport                  43,721
            PUBLIC WAREHOUSING AND STORAGE
    31,000  Mitsui & Co.                                   194,903
            MISCELLANEOUS DURABLE GOODS
    17,000  Mitsui Fudosan                                 168,722
            REAL ESTATE OPERATORS AND LESSORS
    19,000  Mitsui Marine & Fire Insurance                 108,822
            INSURANCE CARRIERS
    13,000  Mitsui Mining & Smelting                       100,035
            NONFERROUS FOUNDRIES (CASTING)
    13,000  Mitsukoshi                                      52,974
            RETAIL STORES
       183  Mizuho Holdings Inc.                         1,132,949
            HOLDING OFFICES
     4,900  Murata Manufacturing Company Ltd.              574,152
            ELECTRICAL INDUSTRIAL APPARATUS
     1,500  Namco Ltd.                                      27,545
            SERVICES
    33,000  NEC Corp.                                      603,095
            ELECTRICAL INDUSTRIAL APPARATUS
     9,000  NGK Insulators Ltd.                            119,072
            PRODUCTS OF PURCHASED GLASS
     6,000  NGK Spark Plug                                  87,618
            AUTOMOTIVE DEALERS

  SHARES                                                 VALUE
----------                                            ------------
     2,100  Nichiei Co. Ltd.                          $     11,146
            MISCELLANEOUS BUSINESS SERVICES
     1,400  Nidec Corporation                               66,107
            ELECTRICAL INDUSTRIAL APPARATUS
     8,000  Nikon Corp.                                     85,485
            MEASURING AND CONTROLLING DEVICES
     2,800  Nintendo Corp. Ltd.                            440,469
            TOYS AND SPORTING GOODS
     4,000  Nippon Comsys Corp.                             71,703
            CONSTRUCTION AND RELATED MACHINERY
    23,000  Nippon Express Co.                             138,773
            MISCELLANEOUS TRANSPORTATION SERVICES
     6,000  Nippon Meat Packers Inc. Osaka                  81,637
            MISCELLANEOUS FOOD AND KINDRED PRODUCTS
    33,000  Nippon Mitsubishi Oil Corp.                    158,710
            CRUDE PETROLEUM AND NATURAL GAS
    20,000  Nippon Paper Industries Co.                    119,098
            PULP MILLS
     9,000  Nippon Sheet Glass                             109,706
            PRODUCTS OF PURCHASED GLASS
   137,000  Nippon Steel Corp.                             226,420
            BLAST FURNACE AND BASIC STEEL PRODUCTS
       260  Nippon Telegraph and Telephone Corp.         1,871,109
            COMMUNICATIONS SERVICES
    28,000  Nippon Yusen Kabushiki Kaish                   115,564
            WATER TRANSPORTATION SERVICES
     7,000  Nishin Flour Milling                            59,374
            MISCELLANEOUS FOOD AND KINDRED PRODUCTS
    80,000  Nissan Motors (a)                              460,304
            MOTOR VEHICLES AND EQUIPMENT
     3,100  Nissin Food Products                            75,629
            MISCELLANEOUS FOOD AND KINDRED PRODUCTS
     3,700  Nitto Denko Corp.                              100,297
            ELECTRICAL INDUSTRIAL APPARATUS
    40,000  Nomura Securities Company Ltd.                 718,784
            MISCELLANEOUS INVESTING
    13,000  NSK Ltd.                                        79,460
            MACHINERY, EQUIPMENT, AND SUPPLIES
    21,000  Ohbayashi-Gumi Corp.                            90,346
            CONSTRUCTION AND RELATED MACHINERY
    22,000  OJI Paper Company Ltd.                         113,500
            PULP MILLS
     6,000  Olympus Optical                                103,620
            MEASURING AND CONTROLLING DEVICES
     6,000  Omron Corp.                                    124,607
            ELECTRICAL INDUSTRIAL APPARATUS
     2,100  Oriental Land                                  140,477
            MISCELLANEOUS AMUSEMENT AND RECREATION
            SERVICES
     1,700  Orix Corp.                                     170,357
            MISCELLANEOUS BUSINESS SERVICES

       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
    51,000  Osaka Gas Company Ltd.                    $    154,749
            ELECTRIC SERVICES
     4,000  Pioneer Electric Corp.                         106,681
            ELECTRICAL INDUSTRIAL APPARATUS
     2,500  Promise Co. Ltd.                               177,072
            MORTGAGE BANKERS AND BROKERS
     2,400  Rohm Company                                   455,404
            ELECTRICAL INDUSTRIAL APPARATUS
    83,000  Sakura Bank Ltd.                               500,789
            FOREIGN BANKS, BRANCHES, AND AGENCIES
    10,000  Sankyo Company Ltd.                            239,594
            DRUGS
     2,500  Sanrio Co. Ltd.                                 43,721
            SERVICES
    39,000  Sanyo Electric Company Ltd.                    323,977
            ELECTRICAL INDUSTRIAL APPARATUS
     4,500  Secom Company Ltd.                             293,153
            ELECTRONIC COMPONENTS AND ACCESSORIES
     4,000  Sega Enterprises                                38,895
            MISCELLANEOUS MANUFACTURING INDUSTRIES
     8,000  Seiyu                                           21,196
            RETAIL STORES
    16,000  Sekisui House Ltd.                             146,205
            CONSTRUCTION AND RELATED MACHINERY
    10,000  Seventy Seven Bank                              56,925
            FOREIGN BANKS, BRANCHES, AND AGENCIES
    23,000  Sharp Corp.                                    277,143
            ELECTRICAL INDUSTRIAL APPARATUS
       800  Shimamura Co. Ltd.                              43,862
            MISCELLANEOUS APPAREL AND ACCESSORY
            STORES
     3,200  Shimano Industrial                              62,819
            MISCELLANEOUS TRANSPORTATION EQUIPMENT
    22,000  Shimizu Corp.                                   65,023
            CONSTRUCTION AND RELATED MACHINERY
     9,000  Shin-Etsu Chemical Co.                         346,275
            CHEMICALS AND ALLIED PRODUCTS
     8,000  Shionogi & Company Ltd.                        162,994
            DRUGS, PROPRIETORS, AND SUNDRIES
    10,000  Shiseido Co.                                   111,490
            CHEMICALS AND ALLIED PRODUCTS
    16,000  Shizuoka Bank                                  145,365
            FOREIGN BANKS, BRANCHES, AND AGENCIES
     3,000  Skylark Co.                                     83,945
            RETAIL STORES
     1,500  SMC Corporation                                192,812
            MACHINERY, EQUIPMENT, AND SUPPLIES
     6,700  Softbank Corp.                                 232,590
            SERVICES
    18,400  Sony Corp.                                   1,271,074
            HOUSEHOLD AUDIO AND VIDEO EQUIPMENT
    64,000  Sumitomo Bank                                  656,454
            FOREIGN BANKS, BRANCHES, AND AGENCIES
    34,000  Sumitomo Chemical Co.                          168,572
            CHEMICALS AND ALLIED PRODUCTS

  SHARES                                                 VALUE
----------                                            ------------
    22,000  Sumitomo Corp.                            $    158,132
            MISCELLANEOUS NONDURABLE GOODS
    15,000  Sumitomo Electric Industries                   245,802
            ELECTRICAL INDUSTRIAL APPARATUS
    16,000  Sumitomo Marine & Fire                         103,114
            INSURANCE CARRIERS
    14,000  Sumitomo Metal                                  73,207
            NONFERROUS FOUNDRIES (CASTING)
    87,000  Sumitomo Metal Industries                       49,451
            BLAST FURNACE AND BASIC STEEL PRODUCTS
     7,000  Taisho Pharmaceutical Company Ltd.             189,139
            DRUGS, PROPRIETORS, AND SUNDRIES
     3,000  Taiyo Yuden Company Ltd.                       100,210
            ELECTRICAL INDUSTRIAL APPARATUS
     5,000  Takara Shuzo                                    87,268
            MISCELLANEOUS FOOD AND KINDRED PRODUCTS
     9,000  Takashimaya Co.                                 61,149
            RETAIL STORES
    18,000  Takeda Chemical Industries Ltd.              1,064,009
            DRUGS
     3,100  Takefuji Corporation                           195,173
            MISCELLANEOUS BUSINESS SERVICES
    21,000  Teijin Limited                                 108,341
            MISCELLANEOUS TEXTILE GOODS
     4,400  Terumo                                          96,188
            MEDICAL INSTRUMENTS AND SUPPLIES
    95,000  The Bank of Tokyo Mitsubishi                   944,518
            FOREIGN BANKS, BRANCHES, AND AGENCIES
    25,000  The Bank of Yokohama Ltd.                      113,457
            FOREIGN BANKS, BRANCHES, AND AGENCIES
    31,000  Tobu Railway Company Ltd.                       91,081
            MISCELLANEOUS TRANSPORTATION SERVICES
       500  TOHO Co.                                        68,905
            SERVICES
    11,300  Tohoku Electric Power                          150,884
            ELECTRIC SERVICES
    47,000  Tokai Bank                                     203,435
            FOREIGN BANKS, BRANCHES, AND AGENCIES
    32,000  Tokio Marine & Fire Insurance                  366,282
            INSURANCE CARRIERS
     1,000  Tokyo Broadcasting                              29,556
            RADIO AND TELEVISION BROADCASTING
            STATIONS
    26,700  Tokyo Electric Power Company Inc.              661,896
            ELECTRIC SERVICES
     3,600  Tokyo Electron Ltd.                            197,691
            SERVICES
    58,000  Tokyo Gas                                      171,425
            GAS PRODUCTION AND DISTRIBUTION
    27,000  Tokyu Corp.                                    145,435
            MISCELLANEOUS TRANSPORTATION SERVICES
    15,000  Toppan Printing Co.                            130,509
            PRINTING AND TRADE SERVICES

       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
    32,000  Toray Industries Inc.                     $    120,323
            MISCELLANEOUS TEXTILE GOODS
    66,000  Toshiba Corporation                            440,926
            ELECTRICAL INDUSTRIAL APPARATUS
    17,000  Tosoh Corp.                                     46,529
            CHEMICALS AND ALLIED PRODUCTS
     6,000  Tostem Corporation                              74,449
            METALS AND MINERALS, EXCEPT PETROLEUM
    12,000  Toto Ltd.                                       85,519
            PRODUCTS OF PURCHASED GLASS
     1,000  Toyo Information Systems                        49,668
            COMMUNICATIONS SERVICES
     5,000  Toyo Seikan                                     81,322
            METALS AND MINERALS, EXCEPT PETROLEUM
    75,700  Toyota Motor Co.                             2,416,102
            MOTOR VEHICLES AND EQUIPMENT
       500  Trans Cosmos                                    21,642
            SERVICES
     1,700  UNI Charm                                       86,219
            CHEMICALS AND ALLIED PRODUCTS
     8,000  Wacoal Corp.                                    66,597
            MISCELLANEOUS TEXTILE GOODS
     1,400  World Co. Ltd.                                  52,886
            MISCELLANEOUS TEXTILE GOODS
     5,000  Yakult Honsha                                   58,150
            MISCELLANEOUS FOOD AND KINDRED PRODUCTS
     5,000  Yamaha Corp.                                    48,968
            MISCELLANEOUS MANUFACTURING INDUSTRIES
     8,000  Yamanouchi Pharmaceutical                      345,575
            DRUGS, PROPRIETORS, AND SUNDRIES
     9,000  Yamato Transport Company Ltd.                  165,268
            MISCELLANEOUS TRANSPORTATION SERVICES
     7,000  Yokogawa Electric                               59,068
            ELECTRICAL INDUSTRIAL APPARATUS
                                                      ------------
                                                        40,793,229
                                                      ------------
NETHERLANDS (5.7%)
    30,445  ABN Amro Holdings                              691,330
            MORTGAGE BANKERS AND BROKERS
    27,005  Aegon NV                                     1,115,533
            LIFE INSURANCE
     6,050  AKZO Dutch                                     324,448
            MISCELLANEOUS CHEMICAL PRODUCTS
     8,328  ASM Lithography Holding NV (a)                 188,873
            COMPUTER AND DATA PROCESSING SERVICES
     1,971  Burhmann NV                                     52,758
            PAPER AND PAPER PRODUCTS
    15,061  Elsevier                                       221,126
            MISCELLANEOUS PUBLISHING
     6,997  Getronics NV                                    41,066
            COMPUTER AND DATA PROCESSING SERVICES
     1,979  Hagemeyer NV                                    44,066
            MISCELLANEOUS NONDURABLE GOODS

  SHARES                                                 VALUE
----------                                            ------------
     6,449  Heineken NV                               $    389,681
            BEER, WINE, AND DISTILLED BEVERAGES
    19,562  ING Group NV                                 1,560,396
            COMMERCIAL BANKS
    15,869  Koninklijke Ahold NV                           511,207
            GROCERY STORES
     4,565  OCE NV                                          72,758
            COMPUTER AND OFFICE EQUIPMENT
    25,947  Philips Electronic NV                          949,224
            ELECTRONIC COMPONENTS AND ACCESSORIES
     2,900  Qiagen                                         104,678
            MEDICAL AND DENTAL LABORATORIES
    43,448  Royal Dutch Petroleum Co.                    2,658,344
            OIL AND GAS FIELD SERVICES
    24,143  Royal KPN NV                                   277,509
            TELEPHONE COMMUNICATIONS
     9,485  TNT Post Group                                 229,075
            MISCELLANEOUS TRANSPORTATION SERVICES
    11,545  Unilever NV                                    729,539
            MISCELLANEOUS NONDURABLE GOODS
     3,172  Vopak                                           66,615
            TRUCKING AND COURIER SERVICES, EXCEPT
            AIR
     5,817  Wolters Kluwer NV                              158,376
            BOOKS
                                                      ------------
                                                        10,386,602
                                                      ------------
NEW ZEALAND (.1%)
    22,230  Auckland International Airport                  30,873
            AIRPORTS, FLYING FIELDS, AND SERVICES
    45,058  Telecom Corp. of New Zealand                    95,861
            ENGINEERING AND ARCHITECTURAL SERVICES
     9,100  Warehouse Group Limited                         24,150
            DEPARTMENT STORES
                                                      ------------
                                                           150,884
                                                      ------------
NORWAY (.4%)
    13,100  Christiania BK OG Kreditkass                    73,446
            FOREIGN BANKS, BRANCHES, AND AGENCIES
    20,696  Den Norske Bank Shares                         111,347
            FOREIGN BANKS, BRANCHES, AND AGENCIES
     4,286  DY Bergesen                                     66,992
            WATER TRANSPORTATION SERVICES
     1,500  Frontline Ltd.                                  20,218
            WATER TRANSPORTATION OF FREIGHT
     6,051  Norsk Hydro ASA                                255,640
            MISCELLANEOUS BUSINESS SERVICES
       300  Opticom ASA                                     19,028
            COMPUTER AND DATA PROCESSING SERVICES
     5,839  Orkla AS Class A                               115,075
            GROCERIES AND RELATED PRODUCTS
     1,900  Schibsted                                       23,349
            MISCELLANEOUS BUSINESS SERVICES
     7,300  Storebrand ASA                                  51,677
            INSURANCE CARRIERS

       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
     4,000  Tomra Systems                             $     77,473
            INDUSTRIAL MACHINERY
                                                      ------------
                                                           814,245
                                                      ------------
PORTUGAL (.6%)
    38,224  Banco Comercial Portugues                      202,480
            FOREIGN BANKS, BRANCHES, AND AGENCIES
     4,147  Banco Espirito Santo                            69,595
            MISCELLANEOUS INVESTING
    17,565  Banco Portuguese De Invest SA                   55,003
            MISCELLANEOUS INVESTING
     6,775  Brisa Auto Estradas                             60,343
            HIGHWAY AND STREET CONSTRUCTION
     4,253  Cimentos De Portugal SA                        106,065
            MISCELLANEOUS NONMETALLIC MINERALS
    59,868  EDP PLC                                        197,576
            COMBINATION UTILITY SERVICES
     2,487  Jeronimo, Martins & Filho                       25,648
            MISCELLANEOUS FOOD STORES
    22,610  Portugal Telecom                               206,468
            COMMUNICATIONS SERVICES
    47,878  Sonae Industria E Investimento                  53,866
            SERVICES
    32,301  Sonaw SGPS SA                                   35,431
            MISCELLANEOUS BUSINESS SERVICES
                                                      ------------
                                                         1,012,475
                                                      ------------
SINGAPORE (1.0%)
    51,128  Capitaland Limited                              88,441
            REAL ESTATE AGENTS AND MANAGERS
    22,000  Chartered Semiconductor (a)                     60,128
            ELECTRONIC COMPONENTS AND ACCESSORIES
    20,031  City Developments                               92,976
            REAL ESTATE AGENTS AND MANAGERS
     1,800  Creative Technology Limited                     20,446
            COMPUTER AND DATA PROCESSING SERVICES
    27,445  DBS Group Holdings Ltd.                        310,167
            MISCELLANEOUS INVESTING
    29,001  Keppel Corp. Ltd.                               56,520
            MISCELLANEOUS MANUFACTURING INDUSTRIES
     9,000  Natsteel Electronics Ltd.                       40,737
            ELECTRICAL INDUSTRIAL APPARATUS
    28,000  Overseas-Chinese Banking                       208,270
            MISCELLANEOUS INVESTING
    25,000  Singapore Airlines                             247,938
            AIR TRANSPORTATION, SCHEDULED
     7,600  Singapore Press Holdings                       112,184
            NEWSPAPERS
    61,381  Singapore Tech Engineering                      98,744
            ENGINEERING AND ARCHITECTURAL SERVICES
   119,000  Singapore Telecom Ltd.                         184,581
            TELEPHONE COMMUNICATIONS
    23,616  United Overseas Bank                           177,021
            MISCELLANEOUS INVESTING

  SHARES                                                 VALUE
----------                                            ------------
     5,397  Venture Manufacturing                     $     36,098
            COMPUTER AND DATA PROCESSING SERVICES
    37,000  Wing Tai Holdings                               26,881
            MISCELLANEOUS MANUFACTURING INDUSTRIES
                                                      ------------
                                                         1,761,132
                                                      ------------
SPAIN (3.0%)
     1,574  Acerinox SA                                     47,960
            METALS AND MINERALS, EXCEPT PETROLEUM
     2,373  Actividades De Construccion                     55,843
            CONSTRUCTION AND RELATED MACHINERY
     4,137  Aguas De Barcelona                              50,461
            WATER SUPPLY
     9,300  Autopistas Concesionaria                        81,176
            AUTOMOBILE PARKING
    63,204  Banco Bilbao Vizcaya SA                        939,224
            FOREIGN BANKS, BRANCHES, AND AGENCIES
    90,660  Banco Santander                                968,983
            FOREIGN BANKS, BRANCHES, AND AGENCIES
    21,161  Endesa SA                                      360,086
            ELECTRIC SERVICES
     3,772  Fomento De Costruct Y Contra                    71,436
            CONSTRUCTION AND RELATED MACHINERY
     9,228  Gas Natural SDG SA                             167,843
            GAS PRODUCTION AND DISTRIBUTION
     9,358  Grupo Dragados SA                              101,774
            HIGHWAY AND STREET CONSTRUCTION
    18,499  I. Iberdrola SA                                231,539
            ELECTRIC SERVICES
    25,409  Repsol SA                                      405,454
            OIL AND GAS FIELD SERVICES
     4,903  Sol Melia SA                                    50,611
            HOTELS AND MOTELS
     7,911  Tabacalera SA Class A                          122,380
            TOBACCO STEMMING AND REDRYING
    87,883  Telefonica SA (a)                            1,450,149
            COMMUNICATIONS SERVICES
     4,494  Telepizza (a)                                   10,618
            EATING AND DRINKING PLACES
     7,070  Union Electrica Fenosa SA                      129,587
            ELECTRIC SERVICES
     8,521  Zardoya Otis                                    74,696
            MISCELLANEOUS MANUFACTURING INDUSTRIES
     3,519  Zeltia                                          10,162
            DRUGS
     3,519  Zeltia SA                                       41,076
            DRUGS
                                                      ------------
                                                         5,371,058
                                                      ------------
SWEDEN (2.7%)
     7,000  ASSA Abloy AB Class B                          136,833
            MISCELLANEOUS FABRICATED METAL PRODUCTS
     3,746  Assidoman AB                                    75,408
            FORESTRY SERVICES

       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
     4,045  Atlas Copco AB Class A                    $     88,499
            ENGINEERING AND ARCHITECTURAL SERVICES
     6,257  Drott AB Class B                                86,180
            REAL ESTATE AGENTS AND MANAGERS
     7,995  Electrolux Class B                             103,766
            HOUSEHOLD APPLIANCES
   156,124  Ericsson AB Class B                          1,778,174
            COMMUNICATIONS EQUIPMENT
     8,472  Gambro AB Class A                               61,486
            MISCELLANEOUS MANUFACTURING INDUSTRIES
    16,407  Hennes & Mauritz                               253,793
            FAMILY CLOTHING STORES
     1,350  Modern Times Group                              35,758
            RADIO AND TELEVISION BROADCASTING
            STATIONS
     3,021  Netcom Systems AB Class B (a)                  125,468
            TELEPHONE COMMUNICATIONS
    59,504  Nordic Baltic Holding AB                       450,767
            FOREIGN BANKS, BRANCHES, AND AGENCIES
     1,716  OM Gruppen AB                                   42,361
            MISCELLANEOUS INVESTING
     5,754  Sandvik AB Class B                             138,386
            ENGINEERING AND ARCHITECTURAL SERVICES
     7,168  Securitas AB Class B                           132,903
            MISCELLANEOUS BUSINESS SERVICES
    21,366  Skandia Forsakrings AB                         347,480
            INSURANCE AGENTS, BROKERS, AND SERVICES
    14,435  Skandinaviska Enskilda Bankn Class A           159,055
            FOREIGN BANKS, BRANCHES, AND AGENCIES
     2,709  Skanska Class B                                111,936
            CONSTRUCTION AND RELATED MACHINERY
     5,280  Svenska Cellulosa AB-B                         112,162
            FORESTRY SERVICES
    12,764  Svenska Handelbanken                           218,402
            FOREIGN BANKS, BRANCHES, AND AGENCIES
    17,959  Swedish Match AB                                70,020
            TOBACCO STEMMING AND REDRYING
    29,600  Telia AB (a)                                   152,100
            MISCELLANEOUS BUSINESS SERVICES
     3,166  Volvo Akttiebolag Class A                       51,992
            MOTOR VEHICLES AND EQUIPMENT
     6,383  Volvo Akttiebolag Class B                      105,837
            MOTOR VEHICLES AND EQUIPMENT
    13,530  WM Data AB                                      64,937
            RESEARCH AND TESTING SERVICES
                                                      ------------
                                                         4,903,703
                                                      ------------
SWITZERLAND (7.2%)
     6,030  ABB Ltd.                                       642,320
            ENGINEERING AND ARCHITECTURAL SERVICES
       344  Adecco SA                                      216,359
            SERVICES
       400  Ascom Holding AG                                26,145
            COMMUNICATIONS EQUIPMENT

  SHARES                                                 VALUE
----------                                            ------------
     6,050  Credit Suisse Group                       $  1,149,006
            FOREIGN BANKS, BRANCHES, AND AGENCIES
       101  Gebruder Sulzer AG (a)                          72,803
            MACHINERY, EQUIPMENT, AND SUPPLIES
       200  Georg Fischer                                   56,729
            MACHINERY, EQUIPMENT, AND SUPPLIES
       198  Givuadan (a)                                    52,316
            MISCELLANEOUS FOOD AND KINDRED PRODUCTS
       285  Holderbank Financiere Glarus                    93,140
            CONSTRUCTION AND RELATED MACHINERY
       120  Holderbank Financiere Glarus Class B           144,289
            CONSTRUCTION AND RELATED MACHINERY
        98  Kudelski-Bearer                                108,771
            ELECTRONIC COMPONENTS AND ACCESSORIES
       100  Logitech International                          25,281
            BUSINESS CREDIT INSTITUTIONS
       132  Lonza AG                                        76,673
            PLASTICS MATERIALS AND SYNTHETICS
       792  Nestle                                       1,846,006
            MISCELLANEOUS FOOD AND KINDRED PRODUCTS
     1,463  Novartis AG                                  2,584,551
            DRUGS
        50  Publigroupe SA                                  24,048
            SERVICES
        32  Roche Holdings AG                              396,609
            CHEMICALS AND ALLIED PRODUCTS
       141  Roche Holdings AG -- Genusschein             1,435,431
            DRUGS
       350  Sairgroup                                       55,789
            AIR TRANSPORTATION, SCHEDULED
        42  Schindler Holding AG                            66,014
            MACHINERY, EQUIPMENT, AND SUPPLIES
       290  SCHW Rueckversicherungs                        694,712
            INSURANCE CARRIERS
        31  SGS Soc Gen Surviellance Class B                44,921
            SERVICES
        75  SMH AG                                          93,649
            ELECTRONIC COMPONENTS AND ACCESSORIES
     1,495  Swisscom AG                                    388,557
            TELEPHONE COMMUNICATIONS
     2,293  Syngenta AG                                    123,010
            MISCELLANEOUS INVESTING
       302  The Swatch Group AG                             78,770
            ELECTRONIC COMPONENTS AND ACCESSORIES
       300  Unaxis Holding AG                               67,520
            ELECTRICAL INDUSTRIAL APPARATUS
     8,966  Union Bank of Switzerbank                    1,462,313
            FOREIGN BANKS, BRANCHES, AND AGENCIES
     1,677  Zurich Financial Services                    1,010,285
            INSURANCE CARRIERS
                                                      ------------
                                                        13,036,017
                                                      ------------

       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
UNITED KINGDOM (21.3%)
    11,992  3I Group PLC                              $    221,756
            TRUSTS
    28,689  Abbey National                                 522,375
            FOREIGN BANKS, BRANCHES, AND AGENCIES
    12,176  AirTours                                        36,556
            MISCELLANEOUS AMUSEMENT AND RECREATION
            SERVICES
    15,258  Amvesco PLC                                    313,146
            INVESTMENT OFFICES
    19,669  ARM Holdings (a)                               148,660
            COMPUTER AND DATA PROCESSING SERVICES
    35,706  Astrazeneca PLC                              1,800,022
            DRUGS, PROPRIETORS, AND SUNDRIES
     9,629  AWG PLC                                         82,702
            WATER SUPPLY
    21,065  BAA PLC                                        194,451
            AIRPORTS, FLYING FIELDS, AND SERVICES
    33,507  Barclay's PLC                                1,037,022
            COMMERCIAL BANKS
    18,445  Bass PLC                                       200,848
            EATING AND DRINKING PLACES
    10,352  BBA Group                                       57,212
            ENGINEERING AND ARCHITECTURAL SERVICES
    70,711  BG Group PLC                                   276,728
            GAS PRODUCTION AND DISTRIBUTION
    13,565  Blue Circle Industries PLC                      89,357
            CONSTRUCTION AND RELATED MACHINERY
    10,368  BOC Group                                      157,499
            CHEMICALS AND ALLIED PRODUCTS
    19,087  Boots Co. PLC                                  173,627
            RETAIL STORES
   456,387  BP Amoco PLC                                 3,681,218
            CRUDE PETROLEUM AND NATURAL GAS
    61,702  British Aerospace PLC                          352,065
            AIRCRAFT AND PARTS
    22,899  British Airways PLC                            133,568
            MISCELLANEOUS TRANSPORTATION SERVICES
    44,056  British American Tobacco                       335,447
            CIGARETTES
    11,315  British Land Company PLC                        80,281
            REAL ESTATE AGENTS AND MANAGERS
    37,105  British Sky Broadcasting PLC (a)               621,297
            COMMUNICATIONS SERVICES
   131,848  British Telecommunications PLC               1,126,496
            TELEPHONE COMMUNICATIONS
     2,305  BTG PLC                                         50,612
            INDUSTRIAL MACHINERY
    11,237  Bunzl PLC                                       68,818
            PAPER AND PAPER PRODUCTS
    40,874  Cadbury Schweppes PLC                          282,676
            MISCELLANEOUS FOOD AND KINDRED PRODUCTS
    13,544  Canary Wharf Finance PLC (a)                    98,625
            REAL ESTATE OPERATORS AND LESSORS

  SHARES                                                 VALUE
----------                                            ------------
    13,971  Capita Group PLC                          $    104,342
            SERVICES
    12,754  Carlton Communications                         116,399
            COMMUNICATIONS SERVICES
     5,925  Celltech PLC (a)                               104,697
            DRUGS, PROPRIETORS, AND SUNDRIES
    79,349  Centrica PLC                                   307,271
            METAL MINING SERVICES
    16,122  Chub PLC                                        38,048
            MISCELLANEOUS MANUFACTURING INDUSTRIES
    12,281  CMG PLC                                        164,180
            COMPUTER AND DATA PROCESSING SERVICES
    45,307  Commercial Union PLC                           732,243
            INSURANCE CARRIERS
    69,010  Corus Group PLC                                 72,674
            IRON AND STEEL FOUNDRIES
     5,742  De La Rue Company PLC                           35,101
            PAPER AND PAPER PRODUCTS
    69,274  Diageo PLC                                     776,056
            BEER, WINE, AND DISTILLED BEVERAGES
     8,856  Electrocomponents PLC                           87,571
            MISCELLANEOUS MANUFACTURING INDUSTRIES
    15,956  EMI Group PLC                                  131,083
            PHOTOGRAPHIC STUDIOS, PORTRAIT
    16,223  FKI Babcock                                     53,310
            ENGINEERING AND ARCHITECTURAL SERVICES
    14,808  GKN PLC                                        156,378
            MOTOR VEHICLES, PARTS, AND SUPPLIES
   125,589  Glaxo SmithKline PLC                         3,545,501
            DRUGS
    45,231  Granada Compass PLC (a)                        492,186
            EATING AND DRINKING PLACES
    20,939  Great Universal Stores                         164,359
            RETAIL STORES
    45,217  Halifax PLC                                    448,132
            FOREIGN BANKS, BRANCHES, AND AGENCIES
     7,324  Hammerson Property Investment &
              Development                                   50,651
            REAL ESTATE AGENTS AND MANAGERS
    17,066  Hanson PLC                                     117,006
            MISCELLANEOUS MANUFACTURING INDUSTRIES
    33,837  Hays PLC                                       195,093
            LAUNDRY, CLEANING, AND GARMENT SERVICES
    33,049  Hilton Group PLC                               103,172
            MISCELLANEOUS AMUSEMENT AND RECREATION
            SERVICES
   186,406  HSBC Holdings PLC                            2,742,573
            HOLDING OFFICES
    16,761  Imperial Chemical Industries                   138,198
            CHEMICALS AND ALLIED PRODUCTS
    70,987  Invensys PLC                                   165,939
            ENGINEERING AND ARCHITECTURAL SERVICES
    38,803  J. Sainsbury PLC                               230,102
            MISCELLANEOUS FOOD STORES

       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
     4,934  Johnson Matthey PLC                       $     77,752
            ELECTRONIC COMPONENTS AND ACCESSORIES
    16,122  Kidde PLC                                       17,339
            MISCELLANEOUS MANUFACTURING INDUSTRIES
    28,985  Kingfisher PLC                                 215,501
            NONSTORE RETAILERS
    10,113  Land Securities PLC                            127,266
            REAL ESTATE AGENTS AND MANAGERS
    72,513  Lattice Group                                  163,553
            GAS PRODUCTION AND DISTRIBUTION
   102,660  Legal and General PLC                          282,921
            INVESTMENT OFFICES
   110,743  Lloyds TSB Group PLC                         1,171,151
            FOREIGN BANKS, BRANCHES, AND AGENCIES
     9,053  Logica PLC                                     236,643
            COMPUTER AND DATA PROCESSING SERVICES
    33,765  London & Scotland Marine Oil                   100,870
            OIL AND GAS FIELD SERVICES
     3,773  London Bridge Software Holdings                 19,162
            COMPUTER AND DATA PROCESSING SERVICES
    55,143  Marconi Electronic Systems                     592,219
            COMMUNICATIONS SERVICES
    60,384  Marks & Spencer PLC                            167,765
            RETAIL STORES
    11,531  Misys PLC                                      113,677
            COMPUTER AND DATA PROCESSING SERVICES
    29,614  National Grid Group PLC                        269,165
            ELECTRIC SERVICES
    24,440  National Power PLC                              91,630
            ELECTRIC SERVICES
    39,078  New Dixons Group PLC                           130,751
            ELECTRONIC COMPONENTS AND ACCESSORIES
    14,736  Nycomed Amersham PLC                           122,713
            HEALTH AND ALLIED SERVICES
     6,338  Ocean Group PLC                                 89,937
            MISCELLANEOUS TRANSPORTATION SERVICES
    16,481  P & O Princess Cruises PLC                      69,669
            WATER TRANSPORTATION OF PASSENGERS
     3,969  Pace Micro Technology PLC                       26,975
            ELECTRONIC COMPONENTS AND ACCESSORIES
    15,722  Pearson PLC                                    373,394
            COMMUNICATIONS SERVICES
    18,841  Peninsular & Orient Steam Navigation            89,212
            MISCELLANEOUS TRANSPORTATION SERVICES
     7,546  Provident Financial PLC                        111,475
            MISCELLANEOUS INVESTING
    39,220  Prudential PLC                                 630,936
            LIFE INSURANCE
     8,117  Psion PLC                                       34,736
            COMPUTER AND OFFICE EQUIPMENT
    10,297  Railtrack Group PLC                            142,271
            HOLDING OFFICES
    18,202  Rank Group                                      47,580
            MISCELLANEOUS AMUSEMENT AND RECREATION
            SERVICES

  SHARES                                                 VALUE
----------                                            ------------
    25,516  Reed International Ltd.                   $    266,793
            BOOKS
    47,354  Rentokil Initial PLC                           163,390
            MISCELLANEOUS BUSINESS SERVICES
    28,795  Reuters Group PLC                              487,315
            SECURITY AND COMMODITY SERVICES
    21,552  Rio Tinto PLC                                  379,223
            METAL MINING SERVICES
     6,572  RMC Group PLC                                   57,820
            CONSTRUCTION AND RELATED MACHINERY
     1,366  Royal Bank of Scotland                           1,694
            FOREIGN BANKS, BRANCHES, AND AGENCIES
    53,910  Royal Bank of Scotland Group PLC             1,273,909
            FOREIGN BANKS, BRANCHES, AND AGENCIES
     5,908  Schroders PLC                                  116,575
            HOLDING OFFICES
    37,127  Scottish Power PLC                             293,366
            ELECTRIC SERVICES
    11,592  SEMA Group PLC                                  51,036
            MISCELLANEOUS BUSINESS SERVICES
    11,453  Slough Estates PLC                              70,482
            REAL ESTATE AGENTS AND MANAGERS
    19,925  Smith & Nephew PLC                              92,263
            MEDICAL INSTRUMENTS AND SUPPLIES
    13,618  Smiths Industries                              164,357
            ELECTRONIC COMPONENTS AND ACCESSORIES
     6,445  SSL International PLC                           48,134
            HEALTH AND ALLIED SERVICES
    45,228  Stagecoach Holdings                             44,586
            MISCELLANEOUS TRANSPORTATION SERVICES
   139,519  Tesco PLC                                      568,414
            MISCELLANEOUS FOOD STORES
    25,567  The Sage Group PLC                             117,145
            SERVICES
    59,169  Unilever PLC                                   506,422
            MISCELLANEOUS FOOD AND KINDRED PRODUCTS
    11,977  United Utilities PLC                           118,969
            WATER SUPPLY
 1,244,485  Vodafone Group PLC                           4,563,526
            TELEPHONE COMMUNICATIONS
    14,991  Wolseley PLC                                   103,003
            CONSTRUCTION AND RELATED MACHINERY
    23,899  WPP Group PLC                                  311,284
            ADVERTISING
                                                      ------------
                                                        38,731,298
                                                      ------------
TOTAL COMMON STOCKS
  (cost $172,662,112)                                  179,749,085
PREFERRED STOCKS (.5%)
AUSTRALIA (.2%)
    41,975  News Corporation Ltd.                          298,702
            COMMUNICATIONS SERVICES
                                                      ------------

       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
GERMANY (.3%)
       200  Hugo Boss                                 $     56,253
            MISCELLANEOUS APPAREL AND ACCESSORIES
     3,200  Prosieben Sat.1 Media AG                        96,275
            RADIO AND TELEVISION BROADCASTING
            STATIONS
     1,600  RWE AG                                          51,903
            MISCELLANEOUS MANUFACTURING INDUSTRIES
     2,650  SAP AG                                         372,179
            COMPUTER AND DATA PROCESSING SERVICES
     2,400  Volkswagen AG                                   71,329
            AUTOMOTIVE SERVICES, EXCEPT REPAIR
                                                      ------------
                                                           647,939
                                                      ------------
TOTAL PREFERRED STOCKS
  (cost $1,018,343)                                        946,641

PRINCIPAL
  AMOUNT
----------
SHORT-TERM INVESTMENTS (.6%)
$1,042,067  Investors Triparty Repurchase
              Agreements (b)
              5.73% to be repurchased at $1,042,730
              on 01/02/2001 (cost $1,042,067)            1,042,067
                                                      ------------
TOTAL INVESTMENTS (100.0%)
  (cost $174,722,522)                                  181,737,793
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.0%)
                                                            24,762
                                                      ------------
NET ASSETS (100.0%)                                   $181,762,555
                                                      ============

(a)  Non-income producing security.
(b) Repurchase agreement is fully collateralized by U.S. Treasury or Government Agency Securities.

At December 31, 2000, net unrealized appreciation of $5,815,381 consisted of gross unrealized appreciation of $22,316,879 and gross unrealized depreciation of $16,501,498 based on cost of $175,922,412 for federal income tax purposes.

Approximately 38.6% of the investment securities in the Fund are denominated in the Euro, followed by 22.4% in the Japanese Yen, 21.3% in the U.K. Pound Sterling, and 7.2% in the Swiss Franc. The remaining investment securities, representing 10.5% of net assets, are denominated in eight currencies, each of which represents less than 3% of net assets.

INTERNATIONAL FUND INDUSTRY CLASSES

                INDUSTRY                     VALUE        %
----------------------------------------  ------------  ------
Communications                            $ 29,162,577   16.1%
Banks                                       23,078,336   12.7
Consumer Goods & Services                   21,129,209   11.6
Machinery, Manufacturing & Construction     19,994,382   11.0
Healthcare                                  16,586,102    9.1
Mining & Refining                           13,808,992    7.6
Real Estate and Other Financial             11,256,316    6.2
Transportation                              10,673,171    5.9
Agriculture, Foods & Beverage               10,354,787    5.7
Insurance                                   10,244,056    5.6
Energy & Utilities                           5,269,830    2.9
Chemicals                                    4,741,744    2.6
Retail                                       3,786,980    2.1
Other                                          609,244    0.3
                                          ------------  -----
Total Stocks                               180,695,726   99.4
Short-term Investments                       1,042,067    0.6
Cash and Other Assets, net of
Liabilities                                     24,762    0.0
                                          ------------  -----
Net Assets                                $181,762,555  100.0%
                                          ============  =====

See accompanying notes to financial statements.

         STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000


 SHARES                                                 VALUE
---------                                            -----------
INVESTMENT IN MUTUAL FUNDS (100.0%)
2,192,884  State Farm Variable Product Trust Bond
             Fund (40.0%)                            $21,468,337
2,406,578  State Farm Variable Product Trust Large
             Cap Equity Index Fund (60.0%)            32,151,878
                                                     -----------
TOTAL INVESTMENT IN MUTUAL FUNDS
  (cost $54,856,588)                                  53,620,215

OTHER ASSETS, NET OF LIABILITIES (0.0%)                       --
                                                     -----------
NET ASSETS (100.0%)                                  $53,620,215
                                                     ===========

Notes:
At December 31, 2000, net unrealized depreciation of $1,253,619 consisted of gross unrealized appreciation of $44,149 and gross unrealized depreciation of $1,297,768 based on cost of $54,873,834 for federal income tax purposes.

                See accompanying notes to financial statements.

                  STATE FARM VARIABLE PRODUCT TRUST BOND FUND
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

PRINCIPAL                                   COUPON       MATURITY
  AMOUNT                                     RATE          DATE            VALUE
----------                                  ------  ------------------  -----------
CORPORATE BONDS (80.5%)
AUTOMOTIVE (0.5%)
$  500,000  Paccar Financial Corp.           5.970% November 15, 2001   $   497,295
                                                                        -----------

BANKS (2.1%)
 2,000,000  Norwest Financial Inc.           6.375% July 16, 2002         2,001,540
                                                                        -----------

BUILDING MATERIALS & CONSTRUCTION (2.8%)
   750,000  Masco Corp.                      6.125% September 15, 2003      735,660
 2,000,000  Vulcan Materials Company         5.750% April 1, 2004         1,958,620
                                                                        -----------
                                                                          2,694,280
                                                                        -----------

CHEMICALS (9.7%)
   825,000  Dow Capital                      7.375% July 15, 2002           834,982
   500,000  EI du Pont de Nemours and
              Company                        6.000% March 6, 2003           497,965
 1,000,000  Air Products & Chemicals Inc.    6.250% June 15, 2003           991,660
 2,000,000  Rohm & Haas Co. (a)              6.950% July 15, 2004         2,022,640
 2,000,000  PPG Industries Inc.              6.750% August 15, 2004       1,992,100
 1,000,000  Praxair Inc.                     6.900% November 1, 2006      1,002,660
 2,000,000  Great Lakes Chemical Corp.       7.000% July 15, 2009         1,975,800
                                                                        -----------
                                                                          9,317,807
                                                                        -----------

COMMERCIAL SERVICE/SUPPLY (.9%)
   350,000  Pitney Bowes Credit              5.650% January 15, 2003        348,085
   850,000  Xerox Corporation                5.500% November 15, 2003       480,250
                                                                        -----------
                                                                            828,335
                                                                        -----------

COMPUTERS (1.5%)
 1,500,000  International Business
              Machines Corporation           5.375% February 1, 2009      1,385,280
                                                                        -----------

CONSUMER & MARKETING (8.3%)
   150,000  Kimberly Clark Corp.             8.625% May 1, 2001             151,001
   500,000  McDonald's Corporation           5.900% May 11, 2001            498,765
 2,000,000  Clorox Co.                       8.800% July 15, 2001         2,023,940
   425,000  Mattel Inc.                      6.000% July 15, 2003           395,169
 1,000,000  Colgate Palmolive Co.            6.000% August 15, 2003         996,720
   300,000  The Procter & Gamble Company     5.250% September 15, 2003      294,672
 2,000,000  Hasbro Inc.                      5.600% November 1, 2005      1,460,000
 2,000,000  Unilever Capital Corporation     7.125% November 1, 2010      2,095,080
                                                                        -----------
                                                                          7,915,347
                                                                        -----------

CONSUMER STAPLES (1.0%)
 1,000,000  Dean Foods Company               8.150% August 1, 2007          978,740
                                                                        -----------

ELECTRONIC/ELECTRICAL MFG. (4.8%)
 2,000,000  Raytheon Co.                     5.950% March 15, 2001        1,995,320
   500,000  Emerson Electric Co.             5.500% September 15, 2008      475,505
 2,000,000  Emerson Electric Co.             7.125% August 15, 2010       2,115,720
                                                                        -----------
                                                                          4,586,545
                                                                        -----------

FINANCIAL SERVICES (3.9%)
   300,000  Associates Corp. of North
              America                        5.875% May 16, 2001            299,106
   500,000  Ford Motor Credit Company        6.500% February 28, 2002       500,595

                  STATE FARM VARIABLE PRODUCT TRUST BOND FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

PRINCIPAL                                   COUPON       MATURITY
  AMOUNT                                     RATE          DATE            VALUE
----------                                  ------  ------------------  -----------
$  500,000  Household Finance Corp.          5.875% November 1, 2002    $   494,555
 1,000,000  Sears Roebuck Acceptance Corp.   7.140% May 2, 2003           1,009,690
 1,500,000  General Motors Acceptance
              Corp.                          6.150% April 5, 2007         1,427,475
                                                                        -----------
                                                                          3,731,421
                                                                        -----------

FOREST PRODUCTS (4.4%)
   500,000  Mead Corporation                 6.600% March 1, 2002           495,945
   660,000  Westvaco Corp.                   9.650% March 1, 2002           679,655
 1,000,000  Westvaco Corp.                   6.850% November 15, 2004       990,830
 2,000,000  International Paper Co.          7.875% August 1, 2006        2,053,840
                                                                        -----------
                                                                          4,220,270
                                                                        -----------

HEALTH CARE (1.0%)
   500,000  Warner-Lambert Co.               5.750% January 15, 2003        498,365
   500,000  Abbott Laboratories              5.400% September 15, 2008      465,285
                                                                        -----------
                                                                            963,650
                                                                        -----------

MACHINERY & MANUFACTURING (10.0%)
   400,000  Caterpillar Finance              6.750% July 10, 2001           400,736
   300,000  Honeywell International Inc.     9.875% June 1, 2002            315,645
 1,500,000  Parker Hannifin Corp.            5.650% September 15, 2003    1,472,970
 2,000,000  Deere & Company                  6.550% July 15, 2004         2,001,680
   900,000  TRW Inc.                         6.730% July 11, 2007           863,316
 1,425,000  Dover Corp.                      6.250% June 1, 2008          1,374,926
 1,000,000  BF Goodrich Co.                  6.600% May 15, 2009            938,120
 2,000,000  Honeywell International Inc.     7.500% March 1, 2010         2,163,160
                                                                        -----------
                                                                          9,530,553
                                                                        -----------

MEDIA & BROADCASTING (1.4%)
   406,000  The Walt Disney Company          6.375% March 30, 2001          405,894
   500,000  Tribune Co.                      5.750% September 15, 2003      490,450
   500,000  New York Times                   5.000% October 8, 2003         486,050
                                                                        -----------
                                                                          1,382,394
                                                                        -----------

MINING & METALS (.5%)
   500,000  ALCOA Inc.                       6.125% June 15, 2005           499,990
                                                                        -----------

OIL & GAS (2.4%)
 2,270,000  Mobil Corp.                      8.375% February 12, 2001     2,272,996
                                                                        -----------

RETAILERS (7.4%)
 1,550,000  Wal-Mart Stores Inc.             8.625% April 1, 2001         1,557,781
   500,000  Sherwin Williams Co.             6.500% February 1, 2002        500,435
 2,000,000  Safeway Inc.                     7.000% September 15, 2002    2,019,640
 2,000,000  Albertsons Inc.                  6.550% August 1, 2004        1,939,380
 1,000,000  Wal-Mart Stores Inc.             6.550% August 10, 2004       1,023,180
                                                                        -----------
                                                                          7,040,416
                                                                        -----------

TECHNOLOGY (2.1%)
 2,000,000  Electronic Data Systems Corp.    6.850% October 15, 2004      2,038,620
                                                                        -----------
TELECOM & TELECOM EQUIPMENT (10.6%)
   750,000  Ameritech Capital Funding
              Corp.                          5.650% January 15, 2001        749,888
   300,000  WorldCom Inc.                    6.125% August 15, 2001         298,188
 1,250,000  Ameritech Capital Funding
              Corp.                          6.125% October 15, 2001      1,252,025

                  STATE FARM VARIABLE PRODUCT TRUST BOND FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

PRINCIPAL                                   COUPON       MATURITY
  AMOUNT                                     RATE          DATE            VALUE
----------                                  ------  ------------------  -----------
$  200,000  Nortel Networks Corp.            6.875% October 1, 2002     $   201,034
 1,500,000  Southwestern Bell                6.250% October 15, 2002      1,502,625
 2,000,000  Vodafone Group PLC               7.625% February 15, 2005     2,066,460
 1,000,000  AT&T Corp.                       7.000% May 15, 2005            993,070
 1,000,000  BellSouth Telecommunications
              Inc.                           6.500% June 15, 2005         1,003,600
 2,000,000  Deutsche Telekom International
              Financial                      7.750% June 15, 2005         2,038,480
                                                                        -----------
                                                                         10,105,370
                                                                        -----------
TRANSPORTATION (1.5%)
 1,500,000  Cooper Tire & Rubber Co.         7.250% December 16, 2002     1,456,155
                                                                        -----------
UTILITIES & ENERGY (3.7%)
   500,000  Virginia Electric & Power        7.375% July 1, 2002            509,030
 1,000,000  Carolina Power & Light Co.       7.875% April 15, 2004        1,037,050
 2,000,000  Public Service Co. of Colorado   7.125% June 1, 2006          2,041,040
                                                                        -----------
                                                                          3,587,120
                                                                        -----------
TOTAL CORPORATE BONDS
  (cost $78,140,432)                                                     77,034,124
U.S. TREASURY OBLIGATIONS (6.7%)
 1,000,000  U.S. Treasury Notes              6.250% January 31, 2002      1,008,130
 2,000,000  U.S. Treasury Notes              7.000% July 15, 2006         2,176,500
 3,000,000  U.S. Treasury Notes              6.625% May 15, 2007          3,235,920
                                                                        -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (cost $6,269,782)                                                       6,420,550
GOVERNMENT AGENCY SECURITIES (8.8%)
 2,000,000  Federal National Mortgage
              Association                    7.125% March 15, 2007        2,135,740
 2,000,000  Federal National Mortgage
              Association                    6.625% October 15, 2007      2,087,360
 2,000,000  Federal Home Loan Mortgage
              Corp.                          6.625% September 15, 2009    2,079,180
 2,000,000  Federal National Mortgage
              Association                    6.625% September 15, 2009    2,079,180
                                                                        -----------
TOTAL GOVERNMENT AGENCY SECURITIES
  (cost $7,815,125)                                                       8,381,460

SHARES OR
PRINCIPAL
  AMOUNT
----------
SHORT-TERM INVESTMENTS (2.4%)
 1,500,000  Ford Motor Credit Company        6.568% January 3, 2001       1,500,000
   812,767  Chase Vista Treasury Plus
              Money Market Fund                                             812,767
                                                                        -----------
TOTAL SHORT-TERM INVESTMENTS
  (cost $2,312,767)                                                       2,312,767
                                                                        -----------
TOTAL INVESTMENTS (98.4%)
  (cost $94,538,106)                                                     94,148,901
OTHER ASSETS, NET OF LIABILITIES (1.6%)                                   1,575,733
                                                                        -----------
NET ASSETS (100.0%)                                                     $95,724,634
                                                                        ===========

Notes:

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security is purchased as part of the normal course of business, valued at amortized cost and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the value of this security amounted to $2,022,640 or 2.1% of net assets.

At December 31, 2000, net unrealized depreciation of $389,205 consisted of gross unrealized appreciation of $1,463,211 and gross unrealized deprecitaion of $1,852,416 based on cost of $94,538,106 for federal income tax purposes.

                See accompanying notes to financial statements.

              STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

SHARES OR
PRINCIPAL                                   COUPON       MATURITY
  AMOUNT                                     RATE          DATE            VALUE
----------                                  -------  -----------------  -----------
SHORT-TERM INVESTMENTS (99.4%)
AGRICULTURE, FOODS, & BEVERAGE (5.0%)
$2,290,000  Coca-Cola                         6.300% March 13, 2001     $ 2,260,745
                                                                        -----------
AUTOMOTIVE (4.9%)
 2,200,000  General Motors Acceptance
              Corp.                           6.623% January 12, 2001     2,200,000
                                                                        -----------
BANKS (4.4%)
 2,000,000  Citicorp                          6.559% February 2, 2001     2,000,000
                                                                        -----------
ELECTRONIC/ELECTRICAL MFG. (4.9%)
 2,195,000  General Electric Capital Corp.    6.656% February 8, 2001     2,195,000
                                                                        -----------
FINANCIAL SERVICES (14.7%)
 2,200,000  Ford Motor Credit Company         6.610% January 16, 2001     2,200,000
 2,170,000  Household Finance Corp.           6.623% January 26, 2001     2,170,000
 2,235,000  Associates Corp. of North
              America                         6.604% February 23, 2001    2,235,000
                                                                        -----------
                                                                          6,605,000
                                                                        -----------
HEALTH CARE (14.1%)
 2,000,000  Merck & Co. Inc.                  6.530% January 19, 2001     1,992,744
 2,100,000  Johnson & Johnson (a)             6.450% January 22, 2001     2,091,346
 2,270,000  Pfizer Inc. (a)                   6.490% January 22, 2001     2,260,588
                                                                        -----------
                                                                          6,344,678
                                                                        -----------
MACHINERY & MANUFACTURING (5.0%)
 2,225,000  John Deere Credit Co.             6.616% January 23, 2001     2,225,000
                                                                        -----------
OIL & GAS (4.9%)
 2,210,000  Chevron Corporation               6.263% January 10, 2001     2,210,000
                                                                        -----------
U.S. GOVERNMENT (37.4%)
 2,000,000  Federal National Mortgage
              Association                     6.400% January 18, 2001     1,993,244
 1,500,000  Federal National Mortgage
              Association                     6.420% February 1, 2001     1,491,173
 6,000,000  Federal National Mortgage
              Association                     6.340% March 1, 2001        5,935,340
 2,000,000  Federal National Mortgage
              Association                     6.330% March 15, 2001       1,973,625
 3,000,000  Federal Home Loan Mortgage
              Corp.                           6.350% March 21, 2001       2,957,138
 2,500,000  Federal National Mortgage
              Association                     6.190% May 10, 2001         2,443,688
                                                                        -----------
                                                                         16,794,208
                                                                        -----------
MONEY MARKET MUTUAL FUNDS (4.1%)
 1,851,367  Chase Vista Treasury Plus
              Money Market Fund                                           1,851,367
                                                                        -----------
TOTAL SHORT-TERM INVESTMENTS
  (cost $44,685,998)                                                     44,685,998
OTHER ASSETS, NET OF LIABILITIES (0.6%)                                     279,232
                                                                        -----------
NET ASSETS (100.0%)                                                     $44,965,230
                                                                        ===========

(a) Securities exempt from registration under Section4(2) of the Securities Act of 1933. These securities are purchased as part of the normal course of business, valued at amortized cost and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
     December 31, 2000, the value of these securities amounted to $4,351,934 or 9.7% of net assets.

At December 31, 2000, the aggregate cost for federal income tax purposes was $44,685,998.

                See accompanying notes to financial statements.

                       STATE FARM VARIABLE PRODUCT TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

                            LARGE CAP
                           EQUITY INDEX
                               FUND
                           ------------
ASSETS
  Investments in
    securities:
    At identified cost     $327,107,126
                           ============
    At value               $321,363,268
  Cash                              244
  Foreign currency at
    value (cost $625,019)            --
  Receivable for:
    Dividends and
     interest                   260,037
    Shares of the Fund
     sold                       245,099
    Securities sold                  --
    Expense cap
     reimbursement                   --
  Prepaid expenses                  947
                           ------------
    Total assets            321,869,595
                           ------------
LIABILITIES AND NET
  ASSETS
  Payable for:
    Shares of the Fund
     redeemed                    56,612
    Securities purchased        584,628
    Variation margin            127,415
    Manager                     279,837
  Accrued liabilities            75,404
                           ------------
    Total liabilities         1,123,896
                           ------------
  Net assets applicable
    to shares outstanding
    of common stock         320,745,699
                           ------------
  Fund shares outstanding    24,004,668
  Net asset value,
    offering price and
    redemption price per
    share                  $      13.36
                           ============
ANALYSIS OF NET ASSETS
  Excess of amounts
    received from sales
    of shares over
    amounts paid on
    redemptions of shares
    on account of capital  $327,741,026
  Accumulated net
    realized gain (loss)     (1,136,919)
  Net unrealized
    appreciation
    (depreciation)           (5,858,408)
  Undistributed net
    investment income                --
                           ------------
  Net assets applicable
    to shares outstanding  $320,745,699
                           ============

                See accompanying notes to financial statements.

                            SMALL CAP    INTERNATIONAL    STOCK & BOND                       MONEY
                           EQUITY INDEX  EQUITY INDEX       BALANCED          BOND          MARKET
                               FUND          FUND             FUND            FUND           FUND
                           ------------  -------------  ----------------  -------------  -------------
ASSETS
  Investments in
    securities:
    At identified cost      147,427,320   174,722,522      54,856,588       94,538,106     44,685,998
                           ============  ============     ===========      ===========    ===========
    At value                136,758,657   181,737,793      53,620,215       94,148,901     44,685,998
  Cash                            1,010            --              --               --             --
  Foreign currency at
    value (cost $625,019)            --       661,875              --               --             --
  Receivable for:
    Dividends and
     interest                   158,202       267,687              --        1,763,599        185,447
    Shares of the Fund
     sold                        93,045       109,441          31,236           41,696        177,541
    Securities sold                  --            --          94,353               --             --
    Expense cap
     reimbursement               25,247        36,438          18,276               --             --
  Prepaid expenses                  658           812              --              563            438
                           ------------  ------------     -----------      -----------    -----------
    Total assets            137,036,819   182,814,046      53,764,080       95,954,759     45,049,424
                           ------------  ------------     -----------      -----------    -----------
LIABILITIES AND NET
  ASSETS
  Payable for:
    Shares of the Fund
     redeemed                        --            --         125,589           37,741             --
    Securities purchased      2,149,252       540,743              --               --             --
    Variation margin             27,254            --              --               --             --
    Manager                     205,719       374,542              --          151,713         62,647
  Accrued liabilities            91,694       136,206          18,276           40,671         21,547
                           ------------  ------------     -----------      -----------    -----------
    Total liabilities         2,473,919     1,051,491         143,865          230,125         84,194
                           ------------  ------------     -----------      -----------    -----------
  Net assets applicable
    to shares outstanding
    of common stock         134,562,900   181,762,555      53,620,215       95,724,634     44,965,230
                           ------------  ------------     -----------      -----------    -----------
  Fund shares outstanding    14,373,718    15,019,605       4,389,681        9,782,140     44,965,230
  Net asset value,
    offering price and
    redemption price per
    share                          9.36         12.10           12.22             9.79           1.00
                           ============  ============     ===========      ===========    ===========
ANALYSIS OF NET ASSETS
  Excess of amounts
    received from sales
    of shares over
    amounts paid on
    redemptions of shares
    on account of capital   145,297,498   175,436,583      52,787,175       96,245,349     44,965,230
  Accumulated net
    realized gain (loss)       (114,660)     (170,427)        571,905         (131,510)            --
  Net unrealized
    appreciation
    (depreciation)          (10,619,938)    6,210,833      (1,236,373)        (389,205)            --
  Undistributed net
    investment income                --       285,566       1,497,508               --             --
                           ------------  ------------     -----------      -----------    -----------
  Net assets applicable
    to shares outstanding   134,562,900   181,762,555      53,620,215       95,724,634     44,965,230
                           ============  ============     ===========      ===========    ===========

                See accompanying notes to financial statements.

                       STATE FARM VARIABLE PRODUCT TRUST
                            STATEMENTS OF OPERATIONS

                                                LARGE CAP                  SMALL CAP
                                              EQUITY INDEX               EQUITY INDEX
                                                  FUND                       FUND
                                        -------------------------  -------------------------
                                            2000         1999          2000         1999
YEARS ENDED DECEMBER 31, 2000 AND 1999  ------------  -----------  ------------  -----------
INVESTMENT INCOME:
  Dividends                             $  3,167,261    1,611,522     1,535,117      888,749
  Interest                                   879,882      556,792       164,415      152,538
                                        ------------  -----------  ------------  -----------
                                           4,047,143    2,168,314     1,699,532    1,041,287
  Less: foreign withholding taxes             14,796       15,727           577          276
                                        ------------  -----------  ------------  -----------
    Total investment income                4,032,347    2,152,587     1,698,955    1,041,011
EXPENSES:
  Investment advisory and management
    fees                                     750,725      351,017       478,452      258,832
  Professional fees                           29,806       28,211        27,149       28,965
  Fidelity bond expense                        3,484        2,284         2,473        2,018
  Trustees' fees                               4,500        4,800         4,500        4,800
  Reports to shareowners                      61,098       59,632        70,943       69,481
  Security valuation fees                      8,723        9,049        29,796       27,901
  Custodian fees                                  --           --            --           --
  Index license fees                          28,436        5,000         9,999        8,632
  Fund accounting expense                         --           --            --           --
  Other                                           --           --            --           --
                                        ------------  -----------  ------------  -----------
    Total expenses                           886,772      459,993       623,312      400,629
    Less: expense reimbursement from
      Manager                                     --           --        25,247       77,089
                                        ------------  -----------  ------------  -----------
    Net expenses                             886,772      459,993       598,065      323,540
                                        ------------  -----------  ------------  -----------
Net investment income                      3,145,575    1,692,594     1,100,890      717,471
REALIZED AND UNREALIZED GAIN (LOSS) :
  Net realized gain (loss) on sales of
    investments                            4,426,535     (133,909)   13,261,763    3,960,061
  Net realized loss on forward foreign
    currency contracts                            --           --            --           --
  Net realized gain on foreign
    currency transactions                         --           --            --           --
  Net realized gain (loss) on futures
    contracts                             (1,512,876)   2,960,885       192,345      439,233
  Net unrealized gain (loss) on open
    futures contracts                       (428,775)    (111,375)      (66,025)      56,200
  Change in net unrealized
    appreciation or depreciation on
    investments and foreign currency
    transactions                         (35,442,608)  22,889,729   (19,731,229)  10,106,108
                                        ------------  -----------  ------------  -----------
Net realized and unrealized gain
  (loss) on investments                  (32,957,724)  25,605,330    (6,343,146)  14,561,602
                                        ------------  -----------  ------------  -----------
Net change in net assets resulting
  from operations                       $(29,812,149)  27,297,924    (5,242,256)  15,279,073
                                        ============  ===========  ============  ===========

                See accompanying notes to financial statements.

                                              INTERNATIONAL             STOCK & BOND                                   MONEY
                                              EQUITY INDEX                BALANCED                   BOND              MARKET
                                                  FUND                      FUND                     FUND               FUND
                                        -------------------------  -----------------------  -----------------------  ----------
                                            2000         1999         2000         1999        2000        1999         2000
YEARS ENDED DECEMBER 31, 2000 AND 1999  ------------  -----------  -----------  ----------  ----------  -----------  ----------
INVESTMENT INCOME:
  Dividends                                2,788,946    1,937,734    1,498,519     962,438          --           --          --
  Interest                                   122,375      136,729           --          --   5,397,759    3,046,583   2,654,986
                                        ------------  -----------  -----------  ----------  ----------  -----------  ----------
                                           2,911,321    2,074,463    1,498,519     962,438   5,397,759    3,046,583   2,654,986
  Less: foreign withholding taxes            322,250      168,799           --          --          --           --          --
                                        ------------  -----------  -----------  ----------  ----------  -----------  ----------
    Total investment income                2,589,071    1,905,664    1,498,519     962,438   5,397,759    3,046,583   2,654,986
EXPENSES:
  Investment advisory and management
    fees                                     930,931      590,404           --          --     413,149      254,678     165,711
  Professional fees                           28,391       30,069        9,160       8,535      18,075       19,027      16,291
  Fidelity bond expense                        2,394        2,197        1,942       1,131       2,160        1,424       1,709
  Trustees' fees                               4,500        4,800        4,500       4,800       4,500        4,800       4,500
  Reports to shareowners                      45,078       52,023       13,052      13,483      33,116       31,651      13,543
  Security valuation fees                     61,033       33,885           --          --       3,923        3,841         193
  Custodian fees                             353,521      229,981        3,208       2,634       2,205          795       2,055
  Index license fees                           9,333       10,612           --          --          --           --          --
  Fund accounting expense                     55,277       54,571           --          --          --           --          --
  Other                                           --          294           --          --          --           --          --
                                        ------------  -----------  -----------  ----------  ----------  -----------  ----------
    Total expenses                         1,490,458    1,008,836       31,862      30,583     477,128      316,216     204,002
    Less: expense reimbursement from
      Manager                                229,907      202,180       31,862      30,583          --       10,602          --
                                        ------------  -----------  -----------  ----------  ----------  -----------  ----------
    Net expenses                           1,260,551      806,656           --          --     477,128      305,614     204,002
                                        ------------  -----------  -----------  ----------  ----------  -----------  ----------
Net investment income                      1,328,520    1,099,008    1,498,519     962,438   4,920,631    2,740,969   2,450,984
REALIZED AND UNREALIZED GAIN (LOSS) :
  Net realized gain (loss) on sales of
    investments                            1,732,304      951,382      588,488     (10,394)    (87,888)     (26,498)         --
  Net realized loss on forward foreign
    currency contracts                      (164,071)     (57,922)          --          --          --           --          --
  Net realized gain on foreign
    currency transactions                     68,755       58,992           --          --          --           --          --
  Net realized gain (loss) on futures
    contracts                                     --           --           --          --          --           --          --
  Net unrealized gain (loss) on open
    futures contracts                             --           --           --          --          --           --          --
  Change in net unrealized
    appreciation or depreciation on
    investments and foreign currency
    transactions                         (30,109,585)  27,317,744   (3,385,483)  1,801,510   2,222,397   (2,817,207)         --
                                        ------------  -----------  -----------  ----------  ----------  -----------  ----------
Net realized and unrealized gain
  (loss) on investments                  (28,472,597)  28,270,196   (2,796,995)  1,791,116   2,134,509   (2,843,705)         --
                                        ------------  -----------  -----------  ----------  ----------  -----------  ----------
Net change in net assets resulting
  from operations                        (27,144,077)  29,369,204   (1,298,476)  2,753,554   7,055,140     (102,736)  2,450,984
                                        ============  ===========  ===========  ==========  ==========  ===========  ==========

                                          MONEY
                                          MARKET
                                           FUND
                                        ----------
                                           1999
YEARS ENDED DECEMBER 31, 2000 AND 1999  ----------
INVESTMENT INCOME:
  Dividends                                     --
  Interest                               1,537,676
                                        ----------
                                         1,537,676
  Less: foreign withholding taxes               --
                                        ----------
    Total investment income              1,537,676
EXPENSES:
  Investment advisory and management
    fees                                   117,199
  Professional fees                         16,173
  Fidelity bond expense                      1,275
  Trustees' fees                             4,800
  Reports to shareowners                    12,488
  Security valuation fees                      228
  Custodian fees                             1,666
  Index license fees                            --
  Fund accounting expense                       --
  Other                                         --
                                        ----------
    Total expenses                         153,829
    Less: expense reimbursement from
      Manager                                7,330
                                        ----------
    Net expenses                           146,499
                                        ----------
Net investment income                    1,391,177
REALIZED AND UNREALIZED GAIN (LOSS) :
  Net realized gain (loss) on sales of
    investments                                 --
  Net realized loss on forward foreign
    currency contracts                          --
  Net realized gain on foreign
    currency transactions                       --
  Net realized gain (loss) on futures
    contracts                                   --
  Net unrealized gain (loss) on open
    futures contracts                           --
  Change in net unrealized
    appreciation or depreciation on
    investments and foreign currency
    transactions                                --
                                        ----------
Net realized and unrealized gain
  (loss) on investments                         --
                                        ----------
Net change in net assets resulting
  from operations                        1,391,177
                                        ==========

                See accompanying notes to financial statements.

                       STATE FARM VARIABLE PRODUCT TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                LARGE CAP                   SMALL CAP
                                               EQUITY INDEX               EQUITY INDEX
                                                   FUND                       FUND
                                        --------------------------  -------------------------
                                            2000          1999          2000         1999
YEARS ENDED DECEMBER 31, 2000 AND 1999  ------------  ------------  ------------  -----------
FROM OPERATIONS:
  Net investment income                 $  3,145,575     1,692,594     1,100,890      717,471
  Net realized gain (loss)                 2,913,659     2,826,976    13,454,108    4,399,294
  Change in net unrealized
    appreciation or depreciation         (35,871,383)   22,778,354   (19,797,254)  10,162,308
                                        ------------  ------------  ------------  -----------
Net change in net assets resulting
  from operations                       $(29,812,149)   27,297,924    (5,242,256)  15,279,073
DISTRIBUTIONS TO SHAREOWNERS FROM AND
  IN EXCESS OF:
  Net investment income                   (3,179,501)   (1,676,954)   (1,135,504)    (719,491)
  Net realized gain                       (3,943,549)   (3,203,078)  (14,104,552)  (3,929,564)
                                        ------------  ------------  ------------  -----------
Total distributions to shareowners        (7,123,050)   (4,880,032)  (15,240,056)  (4,649,055)
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold              127,318,725   146,055,719    45,050,549   38,826,501
  Reinvestment of distributions            7,123,050     4,880,032    15,240,056    4,649,055
                                        ------------  ------------  ------------  -----------
                                         134,441,775   150,935,751    60,290,605   43,475,556
  Less payments for shares redeemed        2,346,079     1,073,163       648,693      327,710
                                        ------------  ------------  ------------  -----------
Net increase in net assets from Fund
  share transactions                     132,095,696   149,862,588    59,641,912   43,147,846
                                        ------------  ------------  ------------  -----------
Total increase in net assets              95,160,497   172,280,480    39,159,600   53,777,864
                                        ------------  ------------  ------------  -----------
NET ASSETS:
  Beginning of year                      225,585,202    53,304,722    95,403,300   41,625,436
                                        ------------  ------------  ------------  -----------
  End of year+                          $320,745,699   225,585,202   134,562,900   95,403,300
                                        ============  ============  ============  ===========
+Including undistributed (distribution
  in excess of) net investment income   $         --        19,825            --        1,997
                                        ============  ============  ============  ===========

                See accompanying notes to financial statements.

                                              INTERNATIONAL               STOCK & BOND                                     MONEY
                                               EQUITY INDEX                 BALANCED                    BOND              MARKET
                                                   FUND                       FUND                      FUND               FUND
                                        --------------------------  ------------------------  ------------------------  -----------
                                            2000          1999         2000         1999         2000         1999         2000
YEARS ENDED DECEMBER 31, 2000 AND 1999  ------------  ------------  -----------  -----------  -----------  -----------  -----------
FROM OPERATIONS:
  Net investment income                    1,328,520     1,099,008    1,498,519      962,438    4,920,631    2,740,969    2,450,984
  Net realized gain (loss)                 1,636,988       952,452      588,488      (10,394)     (87,888)     (26,498)          --
  Change in net unrealized
    appreciation or depreciation         (30,109,585)   27,317,744   (3,385,483)   1,801,510    2,222,397   (2,817,207)          --
                                        ------------  ------------  -----------  -----------  -----------  -----------  -----------
Net change in net assets resulting
  from operations                        (27,144,077)   29,369,204   (1,298,476)   2,753,554    7,055,140     (102,736)   2,450,984
DISTRIBUTIONS TO SHAREOWNERS FROM AND
  IN EXCESS OF:
  Net investment income                   (1,449,596)   (1,184,732)    (958,122)     (47,589)  (4,920,631)  (2,740,969)  (2,450,984)
  Net realized gain                       (2,725,184)     (246,323)          --           --           --           --           --
                                        ------------  ------------  -----------  -----------  -----------  -----------  -----------
Total distributions to shareowners        (4,174,780)   (1,431,055)    (958,122)     (47,589)  (4,920,631)  (2,740,969)  (2,450,984)
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold               56,735,777    46,732,878   18,506,695   30,594,022   23,178,464   48,987,283   19,030,818
  Reinvestment of distributions            4,174,780     1,431,055      958,122       47,589    4,920,631    2,740,969    2,450,984
                                        ------------  ------------  -----------  -----------  -----------  -----------  -----------
                                          60,910,557    48,163,933   19,464,817   30,641,611   28,099,095   51,728,252   21,481,802
  Less payments for shares redeemed          490,157       138,202    1,746,803      763,589    5,455,116    2,605,787   15,168,053
                                        ------------  ------------  -----------  -----------  -----------  -----------  -----------
Net increase in net assets from Fund
  share transactions                      60,420,400    48,025,731   17,718,014   29,878,022   22,643,979   49,122,465    6,313,749
                                        ------------  ------------  -----------  -----------  -----------  -----------  -----------
Total increase in net assets              29,101,543    75,963,880   15,461,416   32,583,987   24,778,488   46,278,760    6,313,749
                                        ------------  ------------  -----------  -----------  -----------  -----------  -----------
NET ASSETS:
  Beginning of year                      152,661,012    76,697,132   38,158,799    5,574,812   70,946,146   24,667,386   38,651,481
                                        ------------  ------------  -----------  -----------  -----------  -----------  -----------
  End of year+                           181,762,555   152,661,012   53,620,215   38,158,799   95,724,634   70,946,146   44,965,230
                                        ============  ============  ===========  ===========  ===========  ===========  ===========
+Including undistributed (distribution
  in excess of) net investment income        285,566      (310,731)   1,497,508      959,306           --           --           --
                                        ============  ============  ===========  ===========  ===========  ===========  ===========

                                           MONEY
                                          MARKET
                                           FUND
                                        -----------
                                           1999
YEARS ENDED DECEMBER 31, 2000 AND 1999  -----------
FROM OPERATIONS:
  Net investment income                   1,391,177
  Net realized gain (loss)                       --
  Change in net unrealized
    appreciation or depreciation                 --
                                        -----------
Net change in net assets resulting
  from operations                         1,391,177
DISTRIBUTIONS TO SHAREOWNERS FROM AND
  IN EXCESS OF:
  Net investment income                  (1,391,177)
  Net realized gain                              --
                                        -----------
Total distributions to shareowners       (1,391,177)
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold              23,783,771
  Reinvestment of distributions           1,391,177
                                        -----------
                                         25,174,948
  Less payments for shares redeemed       5,204,884
                                        -----------
Net increase in net assets from Fund
  share transactions                     19,970,064
                                        -----------
Total increase in net assets             19,970,064
                                        -----------
NET ASSETS:
  Beginning of year                      18,681,417
                                        -----------
  End of year+                           38,651,481
                                        ===========
+Including undistributed (distribution
  in excess of) net investment income            --
                                        ===========

                See accompanying notes to financial statements.

                       STATE FARM VARIABLE PRODUCT TRUST
                         NOTES TO FINANCIAL STATEMENTS

1. OBJECTIVE

State Farm Variable Product Trust (the "Trust") has six separate investment portfolios (the "Funds"). Shares of each Fund are offered exclusively in connection with variable annuity and variable life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions, and attendant risks.

The LARGE CAP EQUITY INDEX FUND (LARGE CAP FUND) seeks to match the performance of the Standard and Poor's Composite Index of 500 Stocks-Registered Trademark- (the "S&P 500") by investing in the securities that make up the S&P 500. The S&P 500 tracks the common stock performance of 500 large U.S. companies in the manufacturing, utility, transportation, and financial industries.

The SMALL CAP EQUITY INDEX FUND (SMALL CAP FUND) seeks to match the performance of the Russell 2000 Small Stock Index-Registered Trademark- (the "Russell 2000"). This Fund invests primarily in some of the stocks found in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

The INTERNATIONAL EQUITY INDEX FUND (INTERNATIONAL FUND) seeks to match the performance of the Morgan Stanley Capital International Europe, Australia and Far East Free Index-Registered Trademark- (the "EAFE Free"). This Fund invests primarily in some of the stocks found in the EAFE Free. The EAFE Free tracks the common stock (or equivalent) performance of companies in which U.S. investors can invest in Europe, Australia, New Zealand and the Far East.

The STOCK AND BOND BALANCED FUND (BALANCED FUND) seeks long-term growth of capital, balanced with current income. This Fund invests in the Large Cap and Bond Funds.

The BOND FUND (BOND FUND) seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. This Fund invests primarily in bonds issued by domestic companies.

The MONEY MARKET FUND (MONEY MARKET FUND) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION

Investments are stated at value. Stocks traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the closing values of such securities on their respective exchanges where primarily traded. Long-term debt securities and U.S. Treasury bills are valued using quotations provided by an independent pricing service. All of the securities and assets of the Money Market Fund and short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) held by any of the other Funds are valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective fund. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Any securities not valued as described above are valued at a fair value as determined in good faith by the Board of Trustees or its delegate.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums on money market instruments and long term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

FUND SHARE VALUATION

Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined daily on each day the New York Stock Exchange is open, except that a Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset values are determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m. Bloomington, Illinois time). The net asset value per share is computed by dividing the total value of the Fund's investments and other assets, less liabilities, by the respective number of Fund shares outstanding.

FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREOWNERS

It is the Funds' policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of their taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. The Funds intend to comply with this policy and, accordingly, no provision for federal income taxes has been made.

Dividends and distributions payable to shareowners are recorded by the Large Cap, Small Cap, International, and

                       STATE FARM VARIABLE PRODUCT TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Balanced Funds on the ex-dividend date. The Bond and Money Market Funds declare daily dividends equal to each Fund's respective net investment income, and distributions of such amounts are made at the end of each calendar quarter.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. The differences are primarily due to differing treatments for futures contracts (Large Cap and Small Cap Funds), the recognition of net realized losses (Large Cap, Small Cap and Bond Funds), and foreign currency transactions (International
Fund).

The International Fund has elected to mark-to-market its investments in Passive Foreign Investment Companies ("PFICs") for federal income tax purposes. In accordance with this election, the International Fund recognized unrealized appreciation relating to PFIC transactions of $345,413 and $188,324 during 2000 and 1999, respectively, which is treated as ordinary income for federal income taxes. Cumulative mark-to-market on PFIC's at December 31, 2000 amounted to $812,689.

The International Fund distributions from net investment income includes $150,646 and $80,898 in 2000 and 1999, respectively, relating to PFICs and foreign currency gains.

The accumulated net realized loss on sales of investments in the Bond Fund at December 31, 2000, amounting to $131,510 is available to offset future taxable gains. If not applied, the capital loss carryover expires as follows: $87,888 in 2008, $26,498 in 2007, and $17,124 in 2006.

FOREIGN CURRENCY TRANSLATIONS

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

The Large Cap, Small Cap, and International Funds may enter into stock index futures contracts to hedge a portion of their portfolios. These contracts obligate a Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. Gains and losses are reflected as net realized gain (loss) on futures contracts in the statement of operations. Additionally, the International Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Fund bears the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

3. TRANSACTIONS WITH AFFILIATES

The Trust has an investment advisory and management services agreement with State Farm Investment Management Corp. ("Manager") who serves as the Trust's investment adviser and conducts the business and affairs of the Trust. Each Fund pays the Manager an investment advisory fee (computed on a daily basis and paid quarterly) at the following annual rates:

Large Cap Equity Index Fund                         .26% of average daily net assets
Small Cap Equity Index Fund                         .40% of average daily net assets
International Equity Index Fund                     .55% of average daily net assets
Stock and Bond Balanced Fund                        None
Bond Fund                                           .50% of average daily net assets
Money Market Fund                                   .40% of average daily net assets

The Manager has agreed not to be paid an investment advisory fee for performing its services for the Balanced Fund and has agreed to reimburse any other expenses incurred by the Balanced Fund. This expense limitation arrangement is voluntary and may be eliminated by the Manager at any time. However, the Manager receives investment advisory fees from managing the underlying Funds in which the Balanced Fund invests.

With respect to each of the Funds other than the Balanced and International Funds, the Manager has agreed to reimburse the expenses incurred by the Fund, other than the investment advisory fee, that exceed 0.10% of such Fund's average daily net assets. With respect to the International Fund, the Manager has agreed to reimburse the expenses incurred by the Fund, other than the investment advisory fee, that exceed 0.20% of the Fund's average daily net assets. These expense limitation arrangements are voluntary and may be eliminated by the Manager at any time.

                       STATE FARM VARIABLE PRODUCT TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Investment advisory and management fees and expenses reimbursed were as follows:

                                        YEAR ENDED                  YEAR ENDED
                                    DECEMBER 31, 2000           DECEMBER 31, 1999
                                --------------------------  --------------------------
                                  INVESTMENT                  INVESTMENT
                                 ADVISORY AND      FEES      ADVISORY AND      FEES
FUND                            MANAGEMENT FEE  REIMBURSED  MANAGEMENT FEE  REIMBURSED
----                            --------------  ----------  --------------  ----------

Large Cap Equity Index Fund        $750,725            --       351,017            --

Small Cap Equity Index Fund         478,452        25,247       258,832        77,089

International Equity Index
  Fund                              930,931       229,907       590,404       202,180

Stock and Bond Balanced Fund             --        31,862            --        30,583

Bond Fund                           413,149            --       254,678        10,602

Money Market Fund                   165,711            --       117,199         7,330

The Funds do not pay any discount, commission or other compensation for transfer agent or underwriting services provided by the Manager and State Farm VP Management Corp.

The Manager has engaged Barclay's Global Fund Advisors ("Barclay's") as the investment sub-advisor to provide day-to-day portfolio management for the Large Cap, Small Cap, and International Funds. In accordance with the overall investment objectives of each respective Fund, Barclay's determines which securities to buy and sell for each of these Funds, selects the brokers and dealers to effect the transactions, and negotiates commissions.

Certain officers and/or trustees of the Trust are also officers and/or directors of the Manager. The Funds made no payments to their officers or trustees except for the following trustees' fees paid to the Trust's independent trustees:

                                             YEAR ENDED         YEAR ENDED
                                          DECEMBER 31, 2000  DECEMBER 31, 1999
                                          -----------------  -----------------

Large Cap Equity Index Fund                    $4,500              4,800

Small Cap Equity Index Fund                     4,500              4,800

International Equity Index Fund                 4,500              4,800

Stock and Bond Balanced Fund                    4,500              4,800

Bond Fund                                       4,500              4,800

Money Market Fund                               4,500              4,800

                       STATE FARM VARIABLE PRODUCT TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENT TRANSACTIONS

Investment transactions (exclusive of short-term instruments) were as follows:

                                             YEAR ENDED         YEAR ENDED
                                          DECEMBER 31, 2000  DECEMBER 31, 1999
                                          -----------------  -----------------

LARGE CAP EQUITY INDEX FUND

  Purchases                                 $146,766,097        153,980,183

  Proceeds from sales                         16,590,933          5,344,729

SMALL CAP EQUITY INDEX FUND

  Purchases                                  100,477,736         67,198,860

  Proceeds from sales                         53,622,093         28,192,770

INTERNATIONAL EQUITY INDEX FUND

  Purchases                                   69,823,547         60,313,756

  Proceeds from sales                         10,818,300         12,886,705

STOCK AND BOND BALANCED FUND

  Large Cap Equity Index Fund

    Purchases                                 12,476,520         18,636,811

    Proceeds from sales                          748,507            228,816

  Bond Fund

    Purchases                                  8,857,066         12,358,427

    Proceeds from sales                        2,001,560            152,543

BOND FUND

  Purchases                                   25,935,011         52,008,440

  Proceeds from sales                          2,730,540          3,090,673

5. FUTURES AND FOREIGN CURRENCY CONTRACTS

The Large Cap and Small Cap Funds had the following open futures contracts at December 31, 2000:

                                                                                                 UNREALIZED
                                            NUMBER OF   CONTRACT                EXPIRATION     GAIN (LOSS) AT
FUND                          TYPE          CONTRACTS    AMOUNT    POSITION        MONTH         12/31/2000
----                  --------------------  ---------  ----------  ---------  ---------------  --------------

Large Cap Equity
  Index Fund          S&P 500 Index            27      $9,011,250    Long        March '01        $(114,550)

Small Cap Equity
  Index Fund          Russell 2000 Index        5       1,222,000    Long        March '01           48,725

The aggregate market value of investments pledged to cover margin requirements for the open positions at December 31, 2000 were $9,125,800 and $1,173,275 in the Large Cap and Small Cap Funds, respectively.

The International Fund had the following open forward foreign currency contract at December 31, 2000:

FOREIGN                                                    UNREALIZED
AMOUNT                CURRENCY                U.S. DOLLAR    (LOSS)
------   -----------------------------------  -----------  ----------

   471   Euro                                    $441         $(1)

                       STATE FARM VARIABLE PRODUCT TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. FUND SHARE TRANSACTIONS

Proceeds and payments on Fund shares as shown in the statements of changes in net assets are in respect of the following number of shares:

                             LARGE CAP EQUITY       SMALL CAP EQUITY    INTERNATIONAL EQUITY
                                INDEX FUND             INDEX FUND            INDEX FUND
                           ---------------------  --------------------  --------------------
                                YEAR ENDED             YEAR ENDED            YEAR ENDED
                               DECEMBER 31,           DECEMBER 31,          DECEMBER 31,
                             2000        1999       2000       1999       2000       1999
                           ---------  ----------  ---------  ---------  ---------  ---------

Shares sold                8,673,965  10,553,923  4,086,209  3,990,707  4,210,737  3,818,817

Shares issued in
  reinvestment of
  ordinary income
  dividends and realized
  gain distributions         527,633     324,686  1,594,148    433,681    347,898     98,625
                           ---------  ----------  ---------  ---------  ---------  ---------

                           9,201,598  10,878,609  5,680,357  4,424,388  4,558,635  3,917,442

Less shares redeemed         161,786      76,687     61,116     33,155     37,912     11,008
                           ---------  ----------  ---------  ---------  ---------  ---------

Net increase in shares
  outstanding              9,039,812  10,801,922  5,619,241  4,391,233  4,520,723  3,906,434
                           =========  ==========  =========  =========  =========  =========

                               STOCK & BOND
                              BALANCED FUND           BOND FUND          MONEY MARKET FUND
                           --------------------  --------------------  ----------------------
                                YEAR ENDED            YEAR ENDED             YEAR ENDED
                               DECEMBER 31,          DECEMBER 31,           DECEMBER 31,
                             2000       1999       2000       1999        2000        1999
                           ---------  ---------  ---------  ---------  ----------  ----------

Shares sold                1,458,063  2,564,307  2,422,393  4,970,698  19,030,818  23,783,771

Shares issued in
  reinvestment of
  ordinary income
  dividends and realized
  gain distributions          78,023      3,735    509,573    282,287   2,450,984   1,391,177
                           ---------  ---------  ---------  ---------  ----------  ----------

                           1,536,086  2,568,042  2,931,966  5,252,985  21,481,802  25,174,948

Less shares redeemed         139,379     63,779    566,768    266,906  15,168,053   5,204,884
                           ---------  ---------  ---------  ---------  ----------  ----------

Net increase in shares
  outstanding              1,396,707  2,504,263  2,365,198  4,986,079   6,313,749  19,970,064
                           =========  =========  =========  =========  ==========  ==========

The financial highlights table is intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

         STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND
                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                           YEAR ENDED DECEMBER 31,         FROM INCEPTION DATE OF
                                     ------------------------------------   JANUARY 22, 1998 TO
                                           2000               1999           DECEMBER 31, 1998
                                     -----------------  -----------------  ----------------------
Net asset value, beginning of
  period                                  $15.07              12.80                 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                     0.13               0.20                  0.12
  Net gain (loss) on investments
    (both realized and unrealized)         (1.54)              2.40                  2.80
                                          ------             ------                ------
  Total from investment operations         (1.41)              2.60                  2.92
                                          ------             ------                ------
LESS DISTRIBUTIONS
  Net investment income                    (0.13)             (0.20)                (0.12)
  Net realized gain                        (0.17)             (0.13)                   --
                                          ------             ------                ------
  Total distributions                      (0.30)             (0.33)                (0.12)
                                          ------             ------                ------
Net asset value, end of period            $13.36              15.07                 12.80
                                          ======             ======                ======
TOTAL RETURN                               (9.35)%            20.36%                29.26%(a)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (millions)                              $320.7              225.6                  53.3
Ratio of expenses to average net
  assets                                    0.31%              0.34%                 0.32%(b)
Ratio of net investment income to
  average net assets                        1.08%              1.25%                 1.55%(b)
Portfolio turnover rate                        6%                 4%                    7%

----------

(a)  Not annualized.
(b)  Determined on an annualized basis.

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                           YEAR ENDED DECEMBER 31,         FROM INCEPTION DATE OF
                                     ------------------------------------   JANUARY 22, 1998 TO
                                           2000               1999           DECEMBER 31, 1998
                                     -----------------  -----------------  ----------------------
Net asset value, beginning of
  period                                  $10.90               9.54                 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                     0.09               0.41                  0.27
  Net gain (loss) on investments
    (both realized and unrealized)         (0.43)              1.51                 (0.46)
                                          ------             ------                ------
  Total from investment operations         (0.34)              1.92                 (0.19)
                                          ------             ------                ------
LESS DISTRIBUTIONS
  Net investment income                    (0.09)             (0.41)                (0.09)
  Net realized gain                        (1.11)             (0.15)                (0.18)
                                          ------             ------                ------
  Total distributions                      (1.20)             (0.56)                (0.27)
                                          ------             ------                ------
Net asset value, end of period            $ 9.36              10.90                  9.54
                                          ======             ======                ======
TOTAL RETURN                               (3.39)%            20.24%                (1.89)%(a)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (millions)                              $134.6               95.4                  41.6
Ratio of expenses to average net
  assets                                    0.50%              0.50%                 0.50%(b)
Ratio of expenses to average net
  assets, absent of expense
  limitation                                0.52%              0.62%                 0.55%(b)
Ratio of net investment income to
  average net assets                        0.92%              1.11%                 1.11%(b)
Portfolio turnover rate                       46%                46%                   38%

----------

(a)  Not annualized.
(b)  Determined on an annualized basis.

       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND
                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period):

                                           YEAR ENDED DECEMBER 31,         FROM INCEPTION DATE OF
                                     ------------------------------------   JANUARY 22, 1998 TO
                                           2000               1999           DECEMBER 31, 1998
                                     -----------------  -----------------  ----------------------
Net asset value, beginning of
  period                                  $14.54              11.63                 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                     0.10(a)            0.13                  0.13
  Net gain (loss) on investments
    (both realized and unrealized)         (2.25)              2.92                  1.65
                                          ------             ------                ------
  Total from investment operations         (2.15)              3.05                  1.78
                                          ------             ------                ------
LESS DISTRIBUTIONS
  Net investment income                    (0.10)             (0.12)                (0.15)
  Net realized gain                        (0.19)             (0.02)                   --
                                          ------             ------                ------
  Total distributions                      (0.29)             (0.14)                (0.15)
                                          ------             ------                ------
Net asset value, end of period            $12.10              14.54                 11.63
                                          ======             ======                ======
TOTAL RETURN                              (14.81)%            26.21%                17.90%(b)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (millions)                              $181.8              152.7                  76.7
Ratio of expenses to average net
  assets                                    0.75%              0.75%                 0.75%(c)
Ratio of expenses to average net
  assets, absent of expense
  limitation                                0.88%              0.94%                 0.93%(c)
Ratio of net investment income to
  average net assets                        0.78%              1.02%                 1.27%(c)
Portfolio turnover rate                        6%                12%                    6%

----------

(a)  Based on monthly average shares outstanding during the period.
(b)  Not annualized.
(c)  Determined on an annualized basis.

         STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND
                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period):

                                           YEAR ENDED DECEMBER 31,         FROM INCEPTION DATE OF
                                     ------------------------------------   JANUARY 29, 1998 TO
                                           2000               1999           DECEMBER 31, 1998
                                     -----------------  -----------------  ----------------------
Net asset value, beginning of
  period                                  $12.75              11.41                 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                     0.24               0.25                  0.14
  Net gain (loss) on investments
    (both realized and unrealized)         (0.55)              1.11                  1.32
                                          ------             ------                ------
  Total from investment operations         (0.31)              1.36                  1.46
                                          ------             ------                ------
LESS DISTRIBUTIONS
  Net investment income                    (0.22)             (0.02)                (0.05)
                                          ------             ------                ------
  Total distributions                      (0.22)             (0.02)                (0.05)
                                          ------             ------                ------
Net asset value, end of period            $12.22              12.75                 11.41
                                          ======             ======                ======
TOTAL RETURN                               (2.42)%            11.88%                14.66%(a)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (millions)                              $ 53.6               38.2                   5.6
Ratio of expenses to average net
  assets                                    0.00%              0.00%                 0.00%(b)
Ratio of expenses to average net
  assets, absent of expense
  limitation                                0.07%              0.14%                 1.01%(b)
Ratio of net investment income to
  average net assets                        3.15%              4.50%                 3.43%(b)
Portfolio turnover rate                        6%                 2%                   18%

----------

(a)  Not annualized.
(b)  Determined on an annualized basis.

                  STATE FARM VARIABLE PRODUCT TRUST BOND FUND
                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                           YEAR ENDED DECEMBER 31,         FROM INCEPTION DATE OF
                                     ------------------------------------   JANUARY 22, 1998 TO
                                           2000               1999           DECEMBER 31, 1998
                                     -----------------  -----------------  ----------------------
Net asset value, beginning of
  period                                  $ 9.57              10.15                 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                     0.57               0.52                  0.49
  Net gain (loss) on investments
    (both realized and unrealized)          0.22              (0.58)                 0.15
                                          ------             ------                ------
  Total from investment operations          0.79              (0.06)                 0.64
                                          ------             ------                ------
LESS DISTRIBUTIONS
  Net investment income                    (0.57)             (0.52)                (0.49)
                                          ------             ------                ------
  Total distributions                      (0.57)             (0.52)                (0.49)
                                          ------             ------                ------
Net asset value, end of period            $ 9.79               9.57                 10.15
                                          ======             ======                ======
TOTAL RETURN                                8.44%             (0.57)%                6.49%(a)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (millions)                              $ 95.7               70.9                  24.7
Ratio of expenses to average net
  assets                                    0.57%              0.60%                 0.57%(b)
Ratio of expenses to average net
  assets, absent of expense
  limitation                                0.57%              0.62%                 0.57%(b)
Ratio of net investment income to
  average net assets                        5.92%              5.38%                 5.14%(b)
Portfolio turnover rate                        3%                 7%                   26%

----------

(a)  Not annualized.
(b)  Determined on an annualized basis.

              STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND
                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period):

                                           YEAR ENDED DECEMBER 31,         FROM INCEPTION DATE OF
                                     ------------------------------------   JANUARY 29, 1998 TO
                                           2000               1999           DECEMBER 31, 1998
                                     -----------------  -----------------  ----------------------
Net asset value, beginning of
  period                                  $ 1.00               1.00                  1.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                     0.06               0.05                  0.05
                                          ------             ------                ------
  Total from investment operations          0.06               0.05                  0.05
                                          ------             ------                ------
LESS DISTRIBUTIONS
  Net investment income                    (0.06)             (0.05)                (0.05)
                                          ------             ------                ------
  Total distributions                      (0.06)             (0.05)                (0.05)
                                          ------             ------                ------
Net asset value, end of period            $ 1.00               1.00                  1.00
                                          ======             ======                ======
TOTAL RETURN                                5.99%              4.77%                 4.76%(a)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (millions)                              $ 45.0               38.7                  18.7
Ratio of expenses to average net
  assets                                    0.49%              0.50%                 0.43%(b)
Ratio of expenses to average net
  assets, absent of expense
  limitation                                0.49%              0.53%                 0.52%(b)
Ratio of net investment income to
  average net assets                        5.88%              4.75%                 5.04%(b)

----------

(a)  Not annualized.
(b)  Determined on an annualized basis.

         APPENDIX A - DESCRIPTION OF MONEY MARKET SECURITIES

The following information includes a description of certain money market instruments in which a Fund may invest to the extent consistent with its investment objective.

BANK MONEY INSTRUMENTS. These include instruments, such as certificates of deposit and bankers' acceptances. Certificates of deposit are generally short-term, interest bearing negotiable certificates issued by commercial banks of savings and loan associations against funds deposited in the issuing institution. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

A Fund may not invest in any security issued by a commercial bank or a savings and loan association unless the bank or association is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation, in the case of banks, or the Federal Savings and Loan Insurance Corporation, in the case of savings and loan associations provided that this limitation shall not prohibit investments in foreign branches of banks which meet the foregoing requirements.

GOVERNMENT AGENCY SECURITIES. These include debt securities issued by government-sponsored enterprises, federal agencies or instrumentalities and international institutions. Such securities are not direct obligations of the U.S. Treasury but involve government sponsorship or guarantees. Thus the Trust may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

U.S. GOVERNMENT SECURITIES. These include marketable securities issued by the U.S. Treasury, which consist of bills, notes and bonds. Such securities are direct obligations of the U.S. government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

SHORT-TERM CORPORATE DEBT INSTRUMENTS. These include commercial paper (including variable amount master demand notes), which refers to short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

Because variable amount master notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender may not sell or otherwise transfer the note without the borrower's consent. Such notes provide that the interest rate on the amount outstanding is adjusted periodically, typically on a daily basis in accordance with a stated short-term interest rate benchmark. Since the interest rate of a variable amount master note is adjusted no less often than every 60 days and since repayment of the note may be demanded at any time, the Trust values such a note in accordance with the amortized cost basis at the outstanding principal amount of the note.

Also included are nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities. Such issues with less than one year remaining to maturity tend to have greater liquidity and considerably less market value fluctuations than longer term issues.

Commercial paper investments at the time of purchase will be rated at least "A" by Standard and Poor's or "Prime" by Moody's, or, if not rated, issued by companies having an outstanding debt issue rated at least "A" by Standard and Poor's or by Moody's. See "Corporate Bond Ratings" in Appendix B.

REPURCHASE AGREEMENTS. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires ownership of the obligation (debt security) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities will consist only of U.S. government or government agency securities, certificates of deposit, commercial paper or bankers' acceptances.

Repurchase agreements usually are for short periods, such as under one week. Repurchase agreements are considered to be loans under the Act, with the security subject to repurchase, in effect, serving as "collateral" for the loan. The Trust will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default by the seller because of bankruptcy or otherwise, the Trust may suffer time delays and incur costs or losses in connection with the disposition of the collateral. Repurchase agreements will be entered into with primary dealers for periods not to exceed 30 days and only with respect to underlying money market securities in which the Fund may otherwise invest.

Because a repurchase agreement maturing in more than seven days is deemed an illiquid investment, investments in such repurchase agreements and other illiquid assets cannot exceed 10% of the Fund's net assets.

                                   APPENDIX B

                           DESCRIPTION OF BOND RATINGS

         A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Manager and Capital Guardian believe that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

         The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

                               RATINGS BY MOODY'S

         Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such bonds.

         Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

         A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

         Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

         C--Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Conditional Ratings. The designation "Con." followed by a rating indicated bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

MUNICIPAL NOTES:

         MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less established.

COMMERCIAL PAPER:

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

                           Prime-1  Highest Quality
                           Prime 2  Higher Quality
                           Prime-3  High Quality

         If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

                                   S&P RATINGS

         AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

         AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

         A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

         BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         C--The rating C is reserved for income bonds on which no interest is being paid.

         In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

         Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

         SP-1. Notes rated SP-1 have very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated SP-1+.

         SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

         Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

          - Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

          - Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

COMMERCIAL PAPER:

         A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

         A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

                         STATE FARM VARIABLE PRODUCT TRUST
                        PART C OF THE REGISTRATION STATEMENT

ITEM 23.  EXHIBITS

          (a)       Declaration of Trust*

          (b)       Bylaws*

          (c)       N/A

          (d)(1) Investment Advisory and Management Services Contract between Registrant and State Farm Management Investment Corp.**

          (d)(2) Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp., and Barclays Global Fund Advisors**

          (e) Underwriting Agreement between Registrant and State Farm VP Management Corp.

          (f)       N/A

          (g)(1) Custodial Agreement between Registrant and The Chase Manhattan Bank***

          (g)(2) Custodial Agreement between Registrant and Barclays Global Investors, N.A.****

          (g)(3) Custodial Agreement between Registrant and Investors Bank and Trust Company****

          (g)(4) Delegation Agreement between Investors Bank and Trust Company and Registrant****

          (h)(1) Participation Agreement between Registrant, State Farm VP Management Corp., and State Farm Life Insurance Company Separate Accounts


          (h)(2) Participation Agreement between Registrant, State Farm VP Management Corp., and State Farm Life and Accident Assurance Company Separate Accounts

          (h)(3) Service Agreement among Registrant, State Farm Investment Management Corp., and State Farm Mutual Automobile Insurance Company**

          (i)       Opinion of Bell, Boyd & Lloyd LLC

          (j)       Consent of Ernst & Young LLP

          (k)       N/A

          (l)       N/A

          (m)       N/A

          (n)       None

          (p)(1) Code of Ethics of State Farm Associates' Funds Trust, State Farm Investment Management Corp., State Farm Mutual Fund Trust, State Farm VP Management Corp. and State
                    Farm Variable Product Trust.

          (p)(2) Code of Ethics of Barclays Global Investors, N.A. and its subsidiaries: Barclays Global Funds Advisors and Barclays Global Investors Services.

------------
* Incorporated by reference to the initial Registration Statement on Form N-1A filed on behalf of the Registrant on February 27, 1997 (File Nos. 333-22467, 811-08073).

** Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-1A filed on behalf of the Registrant on November 25, 1997 (File Nos. 333-22467, 811-08073).

*** Incorporated by reference to Post-Effective Amendment No. 1 on Form N-1A filed on behalf of Registrant on May 1, 1998 (File Nos. 333-22467, 811-08073)

**** Incorporated by reference to Post-Effective Amendment No. 2 on Form N-1A filed on behalf of Registrant on February 26, 1999 (File Nos. 333-22467, 811-08073)

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     The Registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the Statement of Additional Information under the caption "Management of the Trust - Trustees and Officers" and Additional Information - Shares is incorporated herein by reference.

ITEM 25.  INDEMNIFICATION

     As a Delaware business trust, Registrant's operations are governed by its Declaration of Trust dated February 21, 1997 (the Declaration of Trust). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the DBTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

     To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

     The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 26   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The information in the statement of additional information under the caption "Management of the Trust" is incorporated herein by reference. Other than its status as investment adviser to fourteen other State Farm mutual funds (see item 27 below), neither State Farm Investment Management Corp., nor any of its directors or officers, has at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature either for their own account or in the capacity of director, officer, employee, partner or trustee.

     Directors and Officers of State Farm Investment Management Corp.:

     Edward B. Rust, Jr., Director and President*

     Roger S. Joslin, Director, Senior Vice President and Treasurer*


     John J. Killian, Director. Financial Vice President - State Farm Mutual Automobile Insurance Company

     Kurt G. Moser, Director and Senior Vice President*

     Vincent J. Trosino, Director. Director, President, Vice Chairman of the Board, and Chief Operating Officer - State Farm Mutual Automobile Insurance Company.

     Paul N. Eckley, Senior Vice President*

     Susan D. Waring, Vice President*


     David R. Grimes, Vice President and Secretary  *


     Michael L. Tipsord, Assistant Secretary. Vice President and Assistant Treasurer - State Farm Mutual Automobile Insurance Company.


     Jerel S. Chevalier, Assistant Secretary-Treasurer. Mutual Funds Director - State Farm Mutual Automobile Insurance Company.

     John S. Concklin, Vice President*

     Howard Thomas, Assistant Secretary - Treasurer. Mutual Funds
     Director - State Farm Mutual Automobile Insurance Company.


     Donald O. Jaynes, Assistant Secretary. Associate General Counsel - State Farm Mutual Automobile Insurance Company.


     Stephen L. Horton, Assistant Secretary. Counsel - State Farm Mutual Automobile Insurance Company.


     David M. Moore, Assistant Secretary. Counsel - State Farm Mutual Automobile Insurance Company.


     David Grizzle, Assistant Secretary - Treasurer. Mutual Funds Director - State Farm Mutual Automobile Insurance Company.

     * See the information contained in the statement of additional information under the caption "Management of the Trust," incorporated herein by reference.


ITEM 27.  PRINCIPAL UNDERWRITER


State Farm VP Management Corp. serves as the principal underwriter to the Registrant. Other than the Registrant, State Farm VP Management Corp. serves as principal underwriter to State Farm Mutual Fund Trust, State Farm Associates' Funds Trust and to variable insurance products issued by State Farm life insurance companies. The following table contains information concerning each director and officer of State Farm VP Management Corp. (unless otherwise indicated, the principal business address for each person shown is One State Farm Plaza, Bloomington, IL 61710-0001):

Name and Principal     Positions and Offices         Positions and Offices
Business Address       with Underwriter              with Registrant
------------------------------------------------------------------------------
Edward B. Rust Jr.     Director and President        Trustee and President

Roger S. Joslin        Director, Senior Vice         Trustee, Senior Vice
                       President and Treasurer       President and Treasurer

Roger B. Tompkins      Director, Senior Vice         None
                       President

Charles R. Wright      Director, Senior Vice         None
                       President

Max E. McPeek          Vice President                None

Ralph O. Bolt          Vice President                None

Terry L. Huff          Vice President                None

Susan D. Waring        Vice President                Vice President

David Grizzle          Assistant Secretary -         Assistant Secretary -
                       Treasurer                     Treasurer

Howard Thomas          Assistant Secretary -         Assistant Secretary -
                       Treasurer                     Treasurer

David R. Grimes        Vice President and            Vice President
                       Secretary                     and Secretary

Stephen L. Horton      Assistant Secretary           Assistant Secretary
                       and Counsel

David M. Moore         Assistant Secretary           Assistant Secretary
                       and Counsel


                      Net
    Name of       Underwriting   Compensation
   Principal     Discounts and   on Redemption     Brokerage         Other
  Underwriter     Commissions   and Repurchase    Commissions     Compensation
-------------------------------------------------------------------------------
State Farm VP         N/A             N/A             N/A             N/A
Management
Corp.



ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

     (a)  Registrant

     (b)  State Farm Investment Management Corp.
          One State Farm Plaza
          Bloomington, Illinois  61710-0001

     (c)  Barclays Global Investors
          45 Fremont Street
          San Francisco, California  94105

     (d)  Investors Bank and Trust Company
          200 Clarendon Street
          Boston, Massachusetts  02116

     (e)  Chase Manhattan Bank
          North American Insurance Securities Services
          3 Chase MetroTech Center, 6th Floor
          Brooklyn, New York 11245


ITEM 29.  MANAGEMENT SERVICES

All the management-related service contracts under which services are provided to the Registrant are discussed in Parts A and B of this Registration Statement.


ITEM 30.  UNDERTAKINGS

     The Registrant hereby undertakes to furnish, upon request and without charge, to each person to whom a prospectus for any Fund (other than the Money Market Fund) is delivered a copy of the Registrant's latest annual report to shareholders.

     The Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon any question of removal of a trustee or trustees, and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, State Farm Variable Product Trust, certifies that it meets all of the requirements for effectiveness of this post-effective amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Bloomington, and state of Illinois on the 26th day of April 2001.

                                        STATE FARM VARIABLE PRODUCT TRUST



                                        By: /s/ Edward B. Rust, Jr.
                                            ------------------------------------
                                            Edward B. Rust, Jr.
                                            President

     Pursuant to the Securities Act of 1933, this post-effective amendment has been signed below by the following persons in the capacities and on the dates indicated.


     Signature                         Title                                  Date
     ---------                         -----                                  ----
Edward B. Rust, Jr.        Trustee and President                      April 30, 2001

Roger S. Joslin            Trustee, Senior Vice President and         April 30, 2001
                           Treasurer

Thomas M. Mengler          Trustee                                    April 30, 2001

James A. Shirk             Trustee                                    April 30, 2001

Donald A. Altorfer         Trustee                                    April 30, 2001

Victor J. Boschini         Trustee                                    April 30, 2001

David L. Vance             Trustee                                    April 30, 2001



                                                By: \s\ David Moore
                                                    ---------------------
                                                        David Moore
                                                        Attorney-In-Fact
                                                        April 30, 2001


      Original powers of attorney authorizing David Moore, among others, to execute this Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and filed as an exhibit.

                                 EXHIBIT INDEX
                                 -------------

   N-1A ITEM 23 EXHIBIT LETTER                     DESCRIPTION
 (e)                             Underwriting Agreement between Registrant
                                 and State Farm VP Management Corp.

 (h)(1)                          Participation Agreement between Registrant,
                                 State Farm VP Management Corp. and State Farm
                                 Life Insurance Company Separate Accounts

 (h)(2)                          Participation Agreement between Registrant,
                                 State Farm VP Management Corp. and State Farm
                                 Life and Accident Assurance Company Separate
                                 Accounts

 (i)                             Opinion of Bell, Boyd & Lloyd LLC

 (j)                             Consent of Ernst & Young LLP

 (p)(1)                          Code of Ethics of State Farm Associates' Funds
                                 Trust, State Farm Investment Management Corp.
                                 State Farm Mutual Fund Trust, State Farm VP
                                 Management Corp. and State Farm Variable
                                 Product Trust.

 (p)(2)                          Code of Ethics of Barclays Global Investors, N.A.
                                 and its subsidiaries: Barclays Global Funds
                                 Advisors and Barclays Global Investors Services.
